                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                    811-4017

                      (Investment Company Act File Number)

                             Federated Equity Funds
        _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                        (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End:  10/31/07

             Date of Reporting Period:  Fiscal year ended 10/31/07

ITEM 1.     REPORTS TO STOCKHOLDERS

Federated
World-Class Investment Manager

Federated Capital Appreciation Fund

Established 1977

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2007

Class A Shares
Class B Shares
Class C Shares
Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007		2006	[1]	2005		2004		2003
Net Asset Value, Beginning of Period	$27.91		$25.06		$24.04		$22.58		$19.40
Income From Investment Operations:
Net investment income	0.15	[2]	0.21	[2]	0.26		0.11	[2]	0.09
Net realized and unrealized gain on investments and futures contracts	4.62		3.39		0.99		1.46		3.17
TOTAL FROM INVESTMENT OPERATIONS	4.77		3.60		1.25		1.57		3.26
Less Distributions:
Distributions from net investment income	(0.18)		(0.19)		(0.21)		(0.11)		(0.08)
Distributions from net realized gain on investments	(4.36)		(0.56)		(0.02)		--		--
TOTAL DISTRIBUTIONS	(4.54)		(0.75)		(0.23)		(0.11)		(0.08)
Net Asset Value, End of Period	$28.14		$27.91		$25.06		$24.04		$22.58
Total Return [3]	19.78%		14.73%		5.22%		6.97%		16.89%

Ratios to Average Net Assets:
Net expenses	1.23	% [4]	1.24	% [4]	1.22	% [4]	1.25	% [4]	1.27	% [4]
Net investment income	0.59%		0.79%		0.98%		0.46%		0.62%
Expense waiver/reimbursement [5]	0.01%		0.01%		0.02%		0.00	% [6]	0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,433,917		$1,600,635		$2,225,781		$2,605,203		$2,179,111
Portfolio turnover	165%		113%		43%		45%		40%

1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.22%, 1.23%, 1.21%, 1.25% and 1.27% after taking into account these expense reductions for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007		2006	[1]	2005		2004		2003
Net Asset Value, Beginning of Period	$27.03		$24.30		$23.34		$21.98		$18.95
Income From Investment Operations:
Net investment income (loss)	(0.05	) [2]	(0.01	) [2]	0.02		(0.06	) [2]	(0.02)
Net realized and unrealized gain on investments and futures contracts	4.45		3.30		1.00		1.42		3.05
TOTAL FROM INVESTMENT OPERATIONS	4.40		3.29		1.02		1.36		3.03
Less Distributions:
Distributions from net investment income	--		--		(0.04)		--		--
Distributions from net realized gain on investments	(4.36)		(0.56)		(0.02)		--		--
TOTAL DISTRIBUTIONS	(4.36)		(0.56)		(0.06)		--		--
Net Asset Value, End of Period	$27.07		$27.03		$24.30		$23.34		$21.98
Total Return [3]	18.82%		13.83%		4.37%		6.19%		15.99%

Ratios to Average Net Assets:
Net expenses	2.03	% [4]	2.04	% [4]	2.01	% [4]	1.98	% [4]	2.02	% [4]
Net investment income (loss)	(0.22)%		(0.03)%		0.19%		(0.27)%		(0.14)%
Expense waiver/reimbursement [5]	0.01%		0.00	% [6]	0.00	% [6]	0.00	% [6]	0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$423,377		$448,037		$507,271		$569,518		$528,029
Portfolio turnover	165%		113%		43%		45%		40%

1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.02%, 2.03%, 2.00%, 1.98% and 2.02% after taking into account these expense reductions for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007		2006	[1]	2005		2004		2003
Net Asset Value, Beginning of Period	$27.00		$24.28		$23.32		$21.96		$18.94
Income From Investment Operations:
Net investment income (loss)	(0.05	) [2]	(0.00	) [2,3]	0.02		(0.08	) [2]	(0.02)
Net realized and unrealized gain on investments and futures contracts	4.46		3.28		0.99		1.44		3.04
TOTAL FROM INVESTMENT OPERATIONS	4.41		3.28		1.01		1.36		3.02
Less Distributions:
Distributions from net investment income	--		--		(0.03)		--		--
Distributions from net realized gain on investments	(4.36)		(0.56)		(0.02)		--		--
TOTAL DISTRIBUTIONS	(4.36)		(0.56)		(0.05)		--		--
Net Asset Value, End of Period	$27.05		$27.00		$24.28		$23.32		$21.96
Total Return [4]	18.89%		13.80%		4.35%		6.19	% [5]	15.95%

Ratios to Average Net Assets:
Net expenses	2.01	% [6]	2.03	% [6]	2.02	% [6]	2.02	% [6]	2.02	% [6]
Net investment income (loss)	(0.20)%		(0.01)%		0.18%		(0.31)%		(0.13)%
Expense waiver/reimbursement [7]	0.01%		0.00	% [8]	0.00	% [8]	0.00	% [8]	0.00	% [8]
Supplemental Data:
Net assets, end of period (000 omitted)	$144,473		$145,655		$185,175		$215,206		$176,633
Portfolio turnover	165%		113%		43%		45%		40%

1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Represents less than $0.01.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

5 During the year ended October 31, 2004, the Fund was reimbursed by the Adviser, which had an impact of 0.04% on the total return.

6 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.00%, 2.02%, 2.01%, 2.02% and 2.02% after taking into account these expense reductions for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,								Period Ended
	2007		2006	[1]	2005		2004		10/31/2003	[2]
Net Asset Value, Beginning of Period	$27.80		$24.94		$23.87		$22.54		$19.13
Income From Investment Operations:
Net investment income	0.03	[3]	0.07	[3]	0.09		0.01	[3]	0.03
Net realized and unrealized gain on investments and futures contracts	4.61		3.40		1.04		1.45		3.38
TOTAL FROM INVESTMENT OPERATIONS	4.64		3.47		1.13		1.46		3.41
Less Distributions:
Distributions from net investment income	(0.10)		(0.05)		(0.04)		(0.13)		--
Distributions from net realized gain on investments	(4.36)		(0.56)		(0.02)		--		--
TOTAL DISTRIBUTIONS	(4.46)		(0.61)		(0.06)		(0.13)		--
Net Asset Value, End of Period	$27.98		$27.80		$24.94		$23.87		$22.54
Total Return [4]	19.26%		14.22%		4.73%		6.49%		17.83%

Ratios to Average Net Assets:
Net expenses	1.68	% [5]	1.69	% [5]	1.67	% [5]	1.69	% [5]	1.74	% [5,6]
Net investment income	0.11%		0.28%		0.46%		0.03%		0.15	% [6]
Expense waiver/reimbursement [7]	0.01%		0.00	% [8]	0.00	% [8]	0.00	% [8]	0.00	% [6,8]
Supplemental Data:
Net assets, end of period (000 omitted)	$19,768		$13,669		$7,389		$9,345		$15,533
Portfolio turnover	165%		113%		43%		45%		40	% [9]

1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Reflects operations for the period from April 8, 2003 (date of initial public investment) to October 31, 2003.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.67%, 1.68%, 1.66%, 1.69% and 1.74% after taking into account these expense reductions for the years ended October 31, 2007, 2006, 2005, 2004 and for the period ended October 31, 2003, respectively.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

8 Represents less than 0.01%.

9 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the entire fiscal year ended October 31, 2003.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2007	Ending Account Value 10/31/2007	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,070.40	$ 6.26
Class B Shares	$1,000	$1,065.70	$10.41
Class C Shares	$1,000	$1,066.20	$10.31
Class K Shares	$1,000	$1,067.90	$ 8.70
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.16	$ 6.11
Class B Shares	$1,000	$1,015.12	$10.16
Class C Shares	$1,000	$1,015.22	$10.06
Class K Shares	$1,000	$1,016.79	$ 8.49

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).The annualized net expense ratios are as follows:

Class A Shares	1.20%
Class B Shares	2.00%
Class C Shares	1.98%
Class K Shares	1.67%

Management's Discussion of Fund Performance

PERFORMANCE OVERVIEW

This report addresses Federated Capital Appreciation Fund's fiscal year performance period from November 1, 2006 through October 31, 2007. During this reporting period, the Fund produced total returns of 19.78%, 18.82%%, 18.89%, and 19.26% for Class A, Class B, Class C and Class K Shares, respectively, based upon net asset value (NAV).

Stocks as measured by the S&P 500 Index 1 (S&P 500) rose 14.56% during the reporting period. Energy and Materials were the stellar performers within the Index rising 38% and 34% respectively. Technology (up 27%), Telecom (up 22%) and Industrials (up 21%) were also strong performers within the Index. Consumer Staples (up 14%) and the Health Care (up 10%) sectors rose moderately. Only two sectors had negative returns for the reporting period. They were Financials (down 2.5%) and Consumer Discretionary (down 0.1%). However, it is important to consider that at 21%, Financials accounted for the largest sector in the S&P 500 in the reporting period.

The following discussion will focus on the performance of the Fund's Class A Shares. The Fund's Class A Shares which returned 19.78%, handsomely outperformed its benchmark S&P 500 which returned 14.56%. Nearly all of the outperformance was due to stock selection. The Fund benefited from positions in engineering and construction companies that received long-term contracts for builds in the infrastructure of the energy and environmental services industries-- Foster Wheeler and Shaw Group were outstanding stocks in the reporting period. In addition, stock selection was excellent in Consumer Discretionary where we favored McDonald's as our biggest holding in the sector. McDonald's continued its streak of rising same-store sales and the stock rose strongly. Stock selection was strong, as well, in Materials where Alcoa, Vulcan Materials and particularly Rio Tinto, an international mining company, benefiting from rising global demand of all metals (particularly iron ore), aided fund performance. Energy, Consumer Staples and Health Care stocks all contributed to absolute and relative performance as well.

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investment cannot be made directly in an index.

We remained underweighted in the Financials and Consumer Discretionary sectors throughout the reporting period, just as we were positioned last year. This also helped performance, as these were the two worst performing sectors in the S&P 500 for the reporting period. The reason we have decided to be underweighted and remain so is due to the reliance by both sectors on robust consumer spending for revenue growth. Both sectors have organic growth impediments as consumers have been forced to retrench due to a lack of liquidity as they no longer are able to refinance their mortgage to obtain ready cash, and indeed face unfavorable mortgage resets. All this obviously aggravated an already difficult housing environment. Energy and Commodities remain interesting on a secular basis. The Fund was overweighted in both sectors at the end of the reporting period. In addition, the Fund was overweighted in Consumer Staples at the end of the reporting period.

The Fund tilted more toward growth stocks as the reporting period progressed, in line with the idea of looking for stability of earnings growth. Growth stocks are highly correlated with large cap stocks and so it is no surprise that the market capitalization that began the reporting period as smaller on average than the S&P 500, ended with larger on average stocks. Also, in the beginning of the period exposure to foreign stocks, through ADRs, was 12%, about average for peers, but ended the reporting period quite a bit lower at only 5%.

The portfolio is constructed on a bottom-up basis and is confirmed by top- down factors when they are viewed as helpful. We analyze fundamentals, with emphasis on our forward growth rate, and weigh that against valuation parameters.

Top contributors to performance: Foster Wheeler Ltd. , Shaw Group Inc. , McDonald's Corp. , Medimmune Inc. , Rio Tinto Plc. Bottom contributors to performance: Genentech Inc. , Walgreen Co. , Nabors Industries, Inc. , Novartis International AG , Chicos ..

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Capital Appreciation Fund (Class A Shares) (the "Fund") from October 31, 1997 to October 31, 2007, compared to the S&P 500 Index (S&P 500) 2 and the Lipper Large-Cap Core Funds Average (LLCCFA). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	13.21%
5 Years	11.30%
10 Years	8.31%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LLCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LLCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest in an index or average.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Capital Appreciation Fund (Class B Shares) (the "Fund") from October 31, 1997 to October 31, 2007, compared to the S&P 500 Index (S&P 500) 2 and the Lipper Large-Cap Core Funds Average (LLCCFA). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	13.32%
5 Years	11.44%
10 Years	8.24%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over eight years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LLCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LLCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest in an index or average.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Capital Appreciation Fund (Class C Shares) (the "Fund") from October 31, 1997 to October 31, 2007, compared to the S&P 500 Index (S&P 500) 2 and the Lipper Large-Cap Core Funds Average (LLCCFA). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	17.89%
5 Years	11.69%
10 Years	8.12%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LLCCFA have been adjusted to reflect reinvestment of dividends on securities in the index or average.

2 The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LLCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest in an index or average.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The Fund's Class K Shares commenced operations on April 8, 2003. The Fund offers three other classes of shares; Class A Shares, Class B Shares and Class C Shares. For the period prior to the commencement of operations of the Class K Shares, the performance information shown is for the Fund's Class A Shares, adjusted to reflect the expenses of Class K Shares. The graph below illustrates the hypothetical investment of $10,000 1 in Federated Capital Appreciation Fund (Class K Shares) (the "Fund") from October 31, 1997 to October 31, 2007, compared to the S&P 500 Index (S&P 500) 2 and the Lipper Large-Cap Core Funds Average (LLCCFA). 2

Average Annual Total Returns for the Period Ended 10/31/2007
1 Year	19.26%
5 Years	12.08%
10 Years	8.43%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LLCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LLCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest in an index or average.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2007, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Information Technology	17.7%
Financials	14.0%
Energy	13.9%
Consumer Staples	13.0%
Industrials	11.2%
Health Care	10.7%
Consumer Discretionary	7.8%
Telecommunication Services	3.3%
Utilities	3.3%
Materials	2.4%
Cash Equivalents [2]	3.6%
Other Assets and Liabilities--Net [3]	(0.9)%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

October 31, 2007

Shares			Value
		COMMON STOCKS--97.3%
		Consumer Discretionary--7.8%
645,200		Carnival Corp.	$30,956,696
172,600	[1]	Kohl's Corp.	9,487,822
1,056,690		McDonald's Corp.	63,084,393
479,900		Omnicom Group, Inc.	24,465,302
1,041,900		TJX Cos., Inc.	30,142,167
		TOTAL	158,136,380
		Consumer Staples--13.0%
219,550		Altria Group, Inc.	16,011,782
539,600		Anheuser-Busch Cos., Inc.	27,670,688
548,800		Coca-Cola Co.	33,893,888
345,300		Colgate-Palmolive Co.	26,336,031
573,100		Kellogg Co.	30,253,949
233,700		PepsiCo, Inc.	17,228,364
1,018,100		Procter & Gamble Co.	70,778,312
899,100		Wal-Mart Stores, Inc.	40,648,311
		TOTAL	262,821,325
		Energy--13.9%
517,000		Apache Corp.	53,669,770
829,197		Exxon Mobil Corp.	76,277,832
1,308,900	[1]	Nabors Industries Ltd.	36,753,912
578,200		Valero Energy Corp.	40,722,626
420,300	[1]	Weatherford International Ltd.	27,281,673
683,500		XTO Energy, Inc.	45,370,730
		TOTAL	280,076,543
		Financials--14.0%
473,900		Ace Ltd.	28,723,079
559,449		American International Group, Inc.	35,312,421
333,600		Bank of America Corp.	16,106,208
782,400		Citigroup, Inc.	32,782,560
91,300		Goldman Sachs Group, Inc.	22,635,096
499,000		JPMorgan Chase & Co.	23,453,000
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
366,900		MetLife, Inc.	$25,261,065
623,682		Morgan Stanley	41,948,851
853,600		U.S. Bancorp	28,305,376
283,100		Wachovia Corp.	12,946,163
460,700		Wells Fargo & Co.	15,668,407
		TOTAL	283,142,226
		Health Care--10.7%
940,600		Abbott Laboratories	51,375,572
326,200		Cardinal Health, Inc.	22,191,386
187,700	[1]	Genentech, Inc.	13,914,201
788,100		Merck & Co., Inc.	45,914,706
1,306,600		Schering Plough Corp.	39,877,432
330,900		Shire PLC, ADR	24,867,135
353,200		Wyeth	17,176,116
		TOTAL	215,316,548
		Industrials--11.2%
331,900		3M Co.	28,662,884
1,705,600		General Electric Co.	70,202,496
732,300		Raytheon Co.	46,581,603
652,500	[1]	Shaw Group, Inc.	48,676,500
911,000		Waste Management, Inc.	33,151,290
		TOTAL	227,274,773
		Information Technology--17.7%
135,100	[1]	Apple, Inc.	25,662,245
1,875,433	[1]	Cisco Systems, Inc.	62,001,815
610,200	[1]	Cognizant Technology Solutions Corp.	25,298,892
1,206,400		Corning, Inc.	29,279,328
319,200	[1]	EMC Corp. Mass	8,104,488
34,200	[1]	Google, Inc.	24,179,400
513,800		Hewlett-Packard Co.	26,553,184
1,370,600		Intel Corp.	36,869,140
1,720,479		Microsoft Corp.	63,330,832
976,700		Motorola, Inc.	18,352,193
1,736,500	[1]	Oracle Corp.	38,498,205
		TOTAL	358,129,722
Shares			Value
		COMMON STOCKS--continued
		Materials--2.4%
340,500		Praxair, Inc.	$29,105,940
54,200		Rio Tinto PLC, ADR	20,325,000
		TOTAL	49,430,940
		Telecommunication Services--3.3%
1,020,824		AT&T, Inc.	42,660,235
501,400		Verizon Communications	23,099,498
		TOTAL	65,759,733
		Utilities--3.3%
190,300		Entergy Corp.	22,811,261
628,800		FirstEnergy Corp.	43,827,360
		TOTAL	66,638,621
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,650,713,469)	1,966,726,811
		MUTUAL FUND--3.6%
73,916,941	[2,3]	Prime Value Obligations Fund, Institutional Shares, 5.06% (AT NET ASSET VALUE)	73,916,941
		TOTAL INVESTMENTS--100.9% (IDENTIFIED COST $1,724,630,410) [4]	2,040,643,752
		OTHER ASSETS AND LIABILITIES - NET--(0.9)%	(19,108,440)
		TOTAL NET ASSETS--100%	$2,021,535,312

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $1,735,384,749.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2007.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2007

Assets:
Total investments in securities, at value including $73,916,941 of investments in an affiliated issuer (Note 5) (identified cost $1,724,630,410)		$2,040,643,752
Cash		239,904
Income receivable		1,668,158
Receivable for investments sold		30,575,963
Receivable for shares sold		1,165,874
TOTAL ASSETS		2,074,293,651
Liabilities:
Payable for investments purchased	$45,637,653
Payable for shares redeemed	5,063,101
Payable for Directors'/Trustees' fee	3,320
Payable for distribution services fee (Note 5)	369,259
Payable for shareholder services fee (Note 5)	930,562
Accrued expenses	754,444
TOTAL LIABILITIES		52,758,339
Net assets for 72,633,436 shares outstanding		$2,021,535,312
Net Assets Consist of:
Paid-in capital		$1,322,520,570
Net unrealized appreciation of investments		316,013,342
Accumulated net realized gain on investments		378,358,502
Undistributed net investment income		4,642,898
TOTAL NET ASSETS		$2,021,535,312
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($1,433,917,288 ÷ 50,949,221 shares outstanding), no par value, unlimited shares authorized		$28.14
Offering price per share (100/94.50 of $28.14) [1]		$29.78
Redemption proceeds per share		$28.14
Class B Shares:
Net asset value per share ($423,376,555 ÷ 15,637,256 shares outstanding), no par value, unlimited shares authorized		$27.07
Offering price per share		$27.07
Redemption proceeds per share (94.50/100 of $27.07) [1]		$25.58
Class C Shares:
Net asset value per share ($144,473,149 ÷ 5,340,557 shares outstanding), no par value, unlimited shares authorized		$27.05
Offering price per share		$27.05
Redemption proceeds per share (99.00/100 of $27.05) [1]		$26.78
Class K Shares:
Net asset value per share ($19,768,320 ÷ 706,402 shares outstanding), no par value, unlimited shares authorized		$27.98
Offering price per share		$27.98
Redemption proceeds per share		$27.98

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2007

Investment Income:
Dividends (including $2,655,327 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $260,786)			$36,867,734
Interest			814,563
TOTAL INCOME			37,682,297
Expenses:
Investment adviser fee (Note 5)		$15,671,741
Administrative personnel and services fee (Note 5)		1,653,293
Custodian fees		87,277
Transfer and dividend disbursing agent fees and expenses--Class A Shares		1,924,584
Transfer and dividend disbursing agent fees and expenses--Class B Shares		736,872
Transfer and dividend disbursing agent fees and expenses--Class C Shares		219,530
Transfer and dividend disbursing agent fees and expenses--Class K Shares		54,113
Directors'/Trustees' fees		27,589
Auditing fees		28,899
Legal fees		8,387
Portfolio accounting fees		200,375
Distribution services fee--Class B Shares (Note 5)		3,273,378
Distribution services fee--Class C Shares (Note 5)		1,075,709
Distribution services fee--Class K Shares (Note 5)		83,905
Shareholder services fee--Class A Shares (Note 5)		3,547,640
Shareholder services fee--Class B Shares (Note 5)		1,091,126
Shareholder services fee--Class C Shares (Note 5)		349,766
Account administration fee--Class A Shares		51,154
Account administration fee--Class C Shares		1,655
Share registration costs		66,211
Printing and postage		211,639
Insurance premiums		16,777
Miscellaneous		13,216
TOTAL EXPENSES		30,394,836
Waiver, Reimbursement and Expense Reduction (Note 5):
Reimbursement of investment adviser fee	$(43,433)
Waiver of administrative personnel and services fee	(61,044)
Fees paid indirectly from directed brokerage arrangements	(189,073)
TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTION		(293,550)
Net expenses			30,101,286
Net investment income			7,581,011
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			401,456,773
Net change in unrealized appreciation of investments			(33,551,290)
Net realized and unrealized gain on investments			367,905,483
Change in net assets resulting from operations			$375,486,494

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$7,581,011	$14,651,453
Net realized gain on investments	401,456,773	361,220,302
Net change in unrealized appreciation/depreciation of investments	(33,551,290)	(35,019,010)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	375,486,494	340,852,745
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(11,260,061)	(15,796,683)
Class K Shares	(57,447)	(18,464)
Distributions from net realized gain on investments
Class A Shares	(247,035,186)	(49,108,911)
Class B Shares	(71,603,870)	(11,610,193)
Class C Shares	(23,375,239)	(4,225,680)
Class K Shares	(2,158,216)	(204,902)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(355,490,019)	(80,964,833)
Share Transactions:
Proceeds from sale of shares	252,146,007	301,863,543
Proceeds from shares issued in connection with the tax-free transfer of assets from Bryn Mawr Equity Common Trust Fund	21,271,566	--
Net asset value of shares issued to shareholders in payment of distributions declared	316,176,401	69,706,447
Cost of shares redeemed	(796,051,205)	(1,349,079,039)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(206,457,231)	(977,509,049)
Change in net assets	(186,460,756)	(717,621,137)
Net Assets:
Beginning of period	2,207,996,068	2,925,617,205
End of period (including undistributed net investment income of $4,642,898 and $8,379,395, respectively)	$2,021,535,312	$2,207,996,068

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2007

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Capital Appreciation Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide capital appreciation.

On June 22, 2007, the Fund received a tax-free transfer of assets from Bryn Mawr Equity Common Trust Fund, as follows:

Shares of the Fund Issued	Bryn Mawr Equity Common Trust Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of Bryn Mawr Equity Common Trust Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
784,639	$21,271,566	$7,578,225	$2,115,516,191	$21,271,566	$2,136,787,757

1 Unrealized Appreciation is included in the Bryn Mawr Equity Common Trust Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class K Shares may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENENFICAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2007		2006
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	7,622,572	$198,548,749	9,272,058	$240,258,895
Proceeds from shares issued in connection with the tax-free transfer of assets from Bryn Mawr Equity Common Trust Fund	784,639	21,271,566	--	--
Shares issued to shareholders in payment of distributions declared	9,364,302	227,777,106	2,213,173	55,338,319
Shares redeemed	(24,178,240)	(628,174,982)	(42,946,324)	(1,113,458,110)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(6,406,727)	$(180,577,561)	(31,461,093)	$(817,860,896)

Year Ended October 31	2007		2006
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	818,728	$20,483,992	920,164	$23,184,921
Shares issued to shareholders in payment of distributions declared	2,846,647	66,611,548	444,793	10,746,207
Shares redeemed	(4,604,762)	(115,737,932)	(5,660,833)	(142,466,850)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(939,387)	$(28,642,392)	(4,295,876)	$(108,535,722)

Year Ended October 31	2007		2006
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	966,873	$24,127,497	921,003	$23,149,209
Shares issued to shareholders in payment of distributions declared	838,489	19,595,486	140,915	3,401,679
Shares redeemed	(1,858,460)	(46,327,982)	(3,294,830)	(82,755,936)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(53,098)	$(2,604,999)	(2,232,912)	$(56,205,048)

Year Ended October 31	2007		2006
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	348,633	$8,985,769	592,890	$15,270,518
Shares issued to shareholders in payment of distributions declared	90,552	2,192,261	8,862	220,242
Shares redeemed	(224,409)	(5,810,309)	(406,364)	(10,398,143)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	214,776	$5,367,721	195,388	$5,092,617
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(7,184,436)	$(206,457,231)	(37,794,493)	$(977,509,049)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are attributable to equalization and proceeds received from a settlement of administrative proceedings.

For the year ended October 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gains (Losses)
$2,322,383	$(2,322,383)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2007 and 2006 was as follows:

	2007	2006
Ordinary income [1]	$ 76,256,328	$ 15,815,147
Long-term capital gains	$281,594,378	$65,149,686

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$162,275,385
Undistributed long-term capital gains	$241,873,668
Net unrealized appreciation	$305,259,003
Capital loss carryforwards	$(10,393,314)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At October 31, 2007, the cost of investments for federal tax purposes was $1,735,384,749. The net unrealized appreciation of investments for federal tax purposes was $305,259,003. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $325,807,710 and net unrealized depreciation from investments for those securities having an excess of cost over value of $20,548,707.

At October 31, 2007, the Fund had a capital loss carryforward of $10,393,314 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$1,359,057
2009	$ 3,770,787
2010	$2,978,206
2011	$ 978,641
2012	$1,306,623

As a result of the tax-free transfer of assets from Federated New Economy Fund, First Merit Equity Fund and Vintage Growth Fund certain capital loss carryforwards listed above may be limited.

The Fund used capital loss carryforwards of $4,972,852 to offset taxable capital gains realized during the year ended October 31, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive and/or reimburse any portion of its fee. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $61,044 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class K Shares	0.50%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2007, FSC retained $58,931 of fees paid by the Fund. For the year ended October 31, 2007, the Fund's Class A Shares did not incur a distribution services fee. Effective November 15, 2007, upon approval of the Fund's Trustees, the distribution services agreement for the Fund's Class A Shares was amended to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%.

Sales Charges

For the year ended October 31, 2007, FSC retained $90,210 in sales charges from the sale of Class A Shares. FSC also retained $20,720 of contingent deferred sales charges relating to redemptions of Class A Shares and $3,087 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. A financial intermediary affiliated with management of Federated Investors, Inc. received $48,238 of Service Fees for the year ended October 31, 2007. For the year ended October 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2007, the Fund's expenses were reduced by $189,073, under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2007, the Adviser reimbursed $43,433 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended October 31, 2007 were as follows:

Affiliate	Balance of Shares Held 10/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2007	Value 10/31/2007	Dividend Income
Prime Value Obligations Fund, Institutional Shares	--	985,442,540	911,525,599	73,916,941	$73,916,941	$2,655,327

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2007, were as follows:

Purchases	$3,324,420,263
Sales	$3,905,175,602

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund net asset value (NAV) calculations as late as a fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than April 30, 2008. Management has concluded that the adoption of FIN 48 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2007, the amount of long-term capital gains designated by the Fund was $281,594,378.

For the fiscal year ended October 31, 2007, 58.84% of total ordinary dividends (including short-term capital gains) paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2007, 56.99% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED CAPITAL APPRECIATION FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, as of October 31, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to November 1, 2005, were audited by other independent registered public accountants whose report thereon dated December 20, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Capital Appreciation Fund as of October 31, 2007, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
December 27, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/ Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date : June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations: Walter C. Bean is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and Director of Investments for Managed Accounts. Mr. Bean joined Federated in 2000. Mr. Bean is responsible for the investment process for the managed accounts portfolios. His previous associations included: Chief Investment Officer and Portfolio Manager at C.S. McKee & Company; various investment management and research positions with First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean is a Chartered Financial Analyst. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from Pennsylvania State University. Mr. Bean has 35 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory Contract

FEDERATED CAPITAL APPRECIATION FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds ( e.g. , institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods ending December 31, 2006, the Fund's performance for the one year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Capital Appreciation Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172701
Cusip 314172800
Cusip 314172883
Cusip 314172594

G01649-04 (12/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Kaufmann Fund

Established 2001

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2007

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$6.08		$5.51		$5.11		$4.90		$3.54
Income From Investment Operations:
Net investment income (loss)	(0.04	) [1]	(0.06	) [1]	(0.05	) [1]	(0.06	) [1]	(0.06	) [1]
Net realized and unrealized gain on investments, options and foreign currency transactions	1.73		0.96		0.74		0.31		1.42
TOTAL FROM INVESTMENT OPERATIONS	1.69		0.90		0.69		0.25		1.36
Less Distributions:
Distributions from net realized gain on investments, options and foreign currency transactions	(0.74)		(0.33)		(0.29)		(0.04)		--
Net Asset Value, End of Period	$7.03		$6.08		$5.51		$5.11		$4.90
Total Return [2]	31.07%		17.06%		14.05%		5.24	% [3]	38.42%

Ratios to Average Net Assets:
Net expenses	1.95	% [4]	1.95%		1.93%		1.95%		1.95%
Net investment income (loss)	(0.63)%		(0.98)%		(1.00)%		(1.29)%		(1.45)%
Expense waiver/reimbursement [5]	0.22%		0.22%		0.21%		0.21%		0.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$3,730,840		$2,884,118		$2,166,468		$1,172,380		$1,191,117
Portfolio turnover	49%		64%		71%		73%		72%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

3 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 1.95% after taking into account this expense reduction for the year ended October 31, 2007.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$5.89		$5.38		$5.02		$4.84		$3.52
Income From Investment Operations:
Net investment income (loss)	(0.07	) [1]	(0.09	) [1]	(0.08	) [1]	(0.09	) [1]	(0.08	) [1]
Net realized and unrealized gain on investments, options and foreign currency transactions	1.67		0.93		0.73		0.31		1.40
TOTAL FROM INVESTMENT OPERATIONS	1.60		0.84		0.65		0.22		1.32
Less Distributions:
Distributions from net realized gain on investments, options and foreign currency transactions	(0.74)		(0.33)		(0.29)		(0.04)		--
Net Asset Value, End of Period	$6.75		$5.89		$5.38		$5.02		$4.84
Total Return [2]	30.45%		16.32%		13.47%		4.68	% [3]	37.50%

Ratios to Average Net Assets:
Net expenses	2.50	% [4]	2.50%		2.49%		2.50%		2.50%
Net investment income (loss)	(1.18)%		(1.54)%		(1.56)%		(1.84)%		(2.01)%
Expense waiver/reimbursement [5]	0.18%		0.18%		0.16%		0.16%		0.19%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,362,195		$1,184,964		$1,102,133		$993,477		$782,171
Portfolio turnover	49%		64%		71%		73%		72%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

3 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 2.50% after taking into account this expense reduction for the year ended October 31, 2007.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$5.89		$5.38		$5.02		$4.84		$3.52
Income From Investment Operations:
Net investment income (loss)	(0.07	) [1]	(0.09	) [1]	(0.08	) [1]	(0.09	) [1]	(0.08	) [1]
Net realized and unrealized gain on investments, options and foreign currency transactions	1.67		0.93		0.73		0.31		1.40
TOTAL FROM INVESTMENT OPERATIONS	1.60		0.84		0.65		0.22		1.32
Less Distributions:
Distributions from net realized gain on investments, options and foreign currency transactions	(0.74)		(0.33)		(0.29)		(0.04)		--
Net Asset Value, End of Period	$6.75		$5.89		$5.38		$5.02		$4.84
Total Return [2]	30.45%		16.31%		13.47%		4.68	% [3]	37.50%

Ratios to Average Net Assets:
Net expenses	2.50	% [4]	2.50%		2.49%		2.50%		2.50%
Net investment income (loss)	(1.18)%		(1.54)%		(1.56)%		(1.84)%		(2.00)%
Expense waiver/reimbursement [5]	0.18%		0.18%		0.16%		0.16%		0.19%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,246,604		$918,502		$724,468		$554,799		$337,765
Portfolio turnover	49%		64%		71%		73%		72%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

3 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 2.50% after taking into account this expense reduction for the year ended October 31, 2007.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transactions costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2007	Ending Account Value 10/31/2007	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,156.30	$10.60
Class B Shares	$1,000	$1,153.80	$13.57
Class C Shares	$1,000	$1,153.80	$13.57
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,015.38	$ 9.91
Class B Shares	$1,000	$1,012.60	$12.68
Class C Shares	$1,000	$1,012.60	$12.68

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.95%
Class B Shares	2.50%
Class C Shares	2.50%

Management's Discussion of Fund Performance

The Federated Kaufmann Fund's Class A, B and C shares produced total returns of 31.07%, 30.45% and 30.45%, respectively, based on the net asset value for the reporting period ended October 31, 2007. The fund's benchmark, the Russell Midcap Growth Index, 1 had a total return of 19.72% for the reporting period and the Lipper Mid-Cap Growth Funds Category 2 had a median total return of 25.53%.

MARKET OVERVIEW

The fund outperformed its respective peers and benchmark. The stock market as a whole posted strong positive returns during the reporting period. This being true despite a slowing economy and increasing concerns related to the subprime mortgage crisis. In response to the credit crisis, the Federal Reserve Board cut the discount rate and federal funds target rate several times over the past few months. Concerns about inflation acceleration, energy prices, the housing market, the weak U.S. dollar and balance sheets of large financial institutions have dominated the recent headlines. Clearly these concerns have increased volatility within the financial markets.

1 The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The index is unmanaged, and unlike the fund, is not affected by cashflows. Investments cannot be made in an index.

2 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges.

FUND PERFORMANCE

The Federated Kaufmann Fund's performance is driven primarily by bottom-up stock selection. Seven of our top ten contributing companies across multiple sectors each returned over 100% during the reporting period. Specifically First Solar (+542%), Mastercard (+156%), Abb Ltd. (+154%), Bharat Heavy Electrical (+150%), Housing Development Finance (+119%), Bharti Airtel (+117%), and Memc Electronic Materials (+106%) all contributed strongly to performance. In addition, Cytyc Corp. (+91%), Dresser-Rand Group (+78%) and Central European Media (+55%) were also amongst our top ten contributing companies.

Five of our laggard companies were in the Healthcare Sector. Specifically Sepracor (-41%), Nektar Therapeutics (-43%), Medicines Co. (-26%), Metabasis Therapeutics (-59%), and Arena Pharmaceuticals (-37%) all detracted from performance. Additional laggards included Spansion (-51%), CB Richard Ellis Group (-19%), Komag (-16%), Silicon Image (-46%), and Peoples United Financial (-12%). While it is interesting to know how specific stocks performed during the period, the success of these holdings won't be known until they are sold, typically over longer periods.

The sector exposures that result from our bottom-up investment process may provide some additional insight into the relative performance of the fund. Our underweight in the Energy sector relative to the benchmark hurt performance somewhat. The Fund's performance was also negatively impacted by the Fund's cash position which averaged between 5% and 10% during the period.

FEDERATED KAUFMANN FUND - CLASS A SHARES

Average Annual Total Returns for the Period Ended 10/31/2007

	6-Month (Cumulative)	1-Year	3-Years	5-Years	10-Years	15-Years
Federated Kaufmann Fund - Class A Shares [2]	9.27%	23.86%	18.25%	19.22%	11.25%	14.92%
Russell Midcap Growth Index [3]	7.11%	19.72%	16.69%	19.21%	8.30%	11.22%
Lipper Mid-Cap Growth Index [3]	16.40%	32.07%	19.49%	18.90%	8.34%	11.25%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell Midcap Growth Index (RMGI) and the Lipper Mid-Cap Growth Index (LMCGI) have been adjusted to reflect reinvestment of all dividends on securities in the indexes. The Fund is a successor to the Kaufmann Fund, Inc. (Kaufmann Fund) pursuant to a reorganization that took place on April 23, 2001. Prior to that date, the Fund had no investment operations. Accordingly, the performance information provided is historical information of the Kaufmann Fund, but has been adjusted to reflect the expenses applicable to the Fund's Class A Shares.

2 Total returns quoted reflect all applicable sales charges.

3 The RMGI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The RMGI measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The LMCGI is an equal dollar-weighted index of the largest mutual funds within the mid-cap growth classification, as defined by Lipper, Inc. The LMCGI does not reflect sales charges and is adjusted for the reinvestment of capital gains and income dividends. The RMGI is unmanaged, and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

FEDERATED KAUFMANN FUND - CLASS B SHARES

Average Annual Total Returns for the Period Ended 10/31/2007

	6-Month (Cumulative)	1-Year	3-Years	5-Years	10-Years	15-Years
Federated Kaufmann Fund - Class B Shares [2]	9.88%	24.95%	18.92%	19.71%	11.43%	15.05%
Russell Midcap Growth Index [3]	7.11%	19.72%	16.69%	19.21%	8.30%	11.22%
Lipper Mid-Cap Growth Index [3]	16.40%	32.07%	19.49%	18.90%	8.34%	11.25%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell Midcap Growth Index (RMGI) and the Lipper Mid-Cap Growth Index (LMCGI) have been adjusted to reflect reinvestment of all dividends on securities in the indexes. The Fund is a successor to the Kaufmann Fund, Inc. (Kaufmann Fund) pursuant to a reorganization that took place on April 23, 2001. Prior to that date, the Fund had no investment operations. Accordingly, the performance information provided is historical information of the Kaufmann Fund, but has been adjusted to reflect the expenses applicable to the Fund's Class B Shares.

2 Total returns quoted reflect all applicable contingent deferred sales charges.

3 The RMGI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The RMGI measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The LMCGI is an equal dollar-weighted index of the largest mutual funds within the mid-cap growth fund classification, as defined by Lipper, Inc. The LMCGI does not reflect sales charges and is adjusted for the reinvestment of capital gains and income dividends. The RMGI is unmanaged, and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

FEDERATED KAUFMANN FUND - CLASS C SHARES

Average Annual Total Returns for the Period Ended 10/31/2007

	6-Month (Cumulative)	1-Year	3-Years	5-Years	10-Years	15-Years
Federated Kaufmann Fund - Class C Shares [2]	14.38%	29.45%	19.85%	19.90%	11.31%	14.78%
Russell Midcap Growth Index [3]	7.11%	19.72%	16.69%	19.21%	8.30%	11.22%
Lipper Mid-Cap Growth Index [3]	16.40%	32.07%	19.49%	18.90%	8.34%	11.25%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. Effective April 1, 2003, the Fund began to charge a maximum sales charge of 1.00%. Effective February 1, 2007, this sales charge was eliminated. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell Midcap Growth Index (RMGI) and the Lipper Mid-Cap Growth Index (LMCGI) have been adjusted to reflect reinvestment of all dividends on securities in the indexes. The Fund is a successor to the Kaufmann Fund, Inc. (Kaufmann Fund) pursuant to a reorganization that took place on April 23, 2001. Prior to that date, the Fund had no investment operations. Accordingly, the performance information provided is historical information of the Kaufmann Fund, but has been adjusted to reflect the expenses applicable to the Fund's Class C Shares.

2 Total returns quoted reflect all applicable contingent deferred sales charges.

3 The RMGI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The RMGI measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The LMCGI is an equal dollar-weighted index of the largest mutual funds within the mid-cap growth classification, as defined by Lipper, Inc. The LMCGI does not reflect sales charges and is adjusted for the reinvestment of capital gains and income dividends. The RMGI is unmanaged, and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2007, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Financials	19.8%
Health Care	18.5%
Industrials	14.8%
Information Technology	13.9%
Consumer Discretionary	7.2%
Energy	3.8%
Telecommunication Services	3.8%
Utilities	2.5%
Materials	1.9%
Consumer Staples	0.2%
Securities Lending Collateral [2]	14.6%
Cash Equivalents [3]	13.8%
Other Assets and Liabilities--Net [4]	(14.8)%
TOTAL	100.0%

1 Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing Securities Lending Collateral.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

October 31, 2007

Shares, or Units Held			Value in U.S. Dollars
		COMMON STOCKS--85.4%
		Consumer Discretionary--7.2%
509,600	[1,2,3]	B2W Companhia Global Do Varejo, GDR	$55,006,224
166,700		Bajaj Auto Ltd.	10,498,367
3,351,300		Belle International Holdings	5,379,204
5,540,100		Bharat Forge Ltd.	53,113,729
1,700,000	[1,4]	Central European Media Enterprises Ltd., Class A	195,075,000
6,300,800	[1]	China Dongxiang Group Co.	4,820,973
2,954,800	[1]	Cia Hering	19,036,789
631,500	[1,4]	Clear Channel Outdoor Holdings, Inc., Class A	16,052,730
2,938,500	[1]	Clear Media Ltd.	3,109,021
180,700		D.R. Horton, Inc.	2,293,083
952,600	[1]	Dick's Sporting Goods, Inc.	31,788,262
1,837,400	[1,5]	Dolan Media Co.	49,609,800
2,600,000	[1,4]	Ford Motor Co.	23,062,000
625,000	[4]	General Motors Corp.	24,493,750
16,768,600	[1]	Huabao International Holdings Ltd.	15,880,971
1,000,000	[1,2,3]	Hydrogen Corp.	3,140,000
250,000	[1]	Hydrogen Corp., Warrants 5/5/2011	30
800,000	[1,4]	Iconix Brand Group, Inc.	18,280,000
895,900		Kangwon Land, Inc.	23,872,100
700,000	[1]	Kohl's Corp.	38,479,000
500,000	[1,4]	Lamar Advertising Co.	26,730,000
800,000	[1,4]	Lodgenet Entertainment	17,256,000
500,000	[1,4]	Lululemon Athletica, Inc.	26,610,000
502,900	[1]	Maruti Suzuki India Ltd.	13,773,527
1,084,000		National CineMedia, Inc.	29,181,280
278,100	[1,4]	O'Reilly Automotive, Inc.	9,182,862
300,000	[4]	Orient-Express Hotel Ltd.	19,440,000
2,000,000		PetSmart, Inc.	59,900,000
3,537,200	[1,2,3]	Piaggio & C. SpA	15,870,994
742,652		Radico Khaitan Ltd.	3,430,588
357,900	[1]	SEB - Sistema Educacional Brasileiro SA	6,141,987
567,700		TVN SA	5,672,122
Shares, or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Consumer Discretionary--continued
129,800	[1]	Wet Seal, Inc., Class A	$343,970
924,900	[1]	hhgregg, Inc.	14,576,424
		TOTAL	841,100,787
		Consumer Staples--0.2%
3,675,700	[1]	China Flavors & Fragrances Co. Ltd.	1,802,221
2,250,000		ITC Ltd.	10,156,140
300,000	[4]	Whole Foods Market, Inc.	14,862,000
		TOTAL	26,820,361
		Energy--3.8%
7,746,600	[1,5]	Dresser-Rand Group, Inc.	299,793,420
1,247,405		Reliance Industries Ltd.	88,344,703
2,346,700		Spectra Energy Corp.	60,967,266
		TOTAL	449,105,389
		Financials--19.3%
2,344,135		3i Group PLC	52,884,642
130,000	[1,4]	Alleghany Corp.	51,092,600
1,000,000		Apollo Investment Corp.	20,800,000
1	[2]	Apollo Investment Fund V	6,753,305
3,027,700	[1]	Bovespa Holding SA	56,857,395
58,700	[1]	Brasil Brokers Participacoes	37,309,681
2,895,100	[4]	Brookfield Asset Management, Inc., Class A	118,091,129
7,500,000	[1,4]	CB Richard Ellis Services, Inc.	182,850,000
1,000,000		Calamos Asset Management, Inc.	34,020,000
1,472,500	[1]	China Aoyuan Property Group Ltd.	1,267,259
21,727,500	[1]	China Properties Group Ltd.	16,456,298
251,700		Cninsure, Inc.	6,365,493
7,192,848	[1]	DLF Ltd.	172,964,184
1	[2]	Denovo Ventures I LP	5,092,632
252,100	[1]	DuPont Fabros Technology, Inc.	5,415,108
743,100	[1,4]	E-House China Holdings Ltd., ADR	26,380,050
1	[1,2]	FA Private Equity Fund IV LP	700,051
414,100	[4]	Fortress Investment Group LLC, Class A	9,130,905
1	[2]	Greenfield Technology Venture Fund	1,400
3,883,200		Housing Development Finance Corp. Ltd.	273,044,055
4,200,000		ICICI Bank Ltd.	135,110,048
1,368,500	[4]	ICICI Bank Ltd., ADR	95,028,640
1	[2]	Incuvest LLC	0
Shares, or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Financials--continued
1	[1,2]	Infrastructure Fund	$92,965
1,100,000	[5]	James River Group, Inc.	37,730,000
1	[2]	Latin Healthcare Fund	3,082,486
3,300,000	[4]	Loews Corp.	161,997,000
1,852,200	[1,4,5]	MBF Healthcare Acquisition Corp.	15,419,565
132,500	[1,4]	Markel Corp.	71,976,650
2,500,000		Nuveen Investments, Class A	162,000,000
1	[1,2]	Peachtree Leadscope LLC	300,000
1	[2]	Peachtree Leadscope LLC	0
1	[2]	Peachtree Open Networks	0
1	[2]	Peachtree Velquest	0
5,168,500	[1,4]	People's United Financial, Inc.	91,895,930
2,269,100	[1]	Philadelphia Consolidated Holding Corp.	92,579,280
632,600		Power Corp. of Canada	27,134,867
29,466,221	[1]	Power Grid Corp. of India Ltd.	112,062,084
197,600	[1]	Pzena Investment Management, Inc., Class A	3,829,488
769,623	[1]	RHJ International	13,511,819
1	[2]	Rocket Ventures II	160,130
4,942,900		Shun Tak Hldgs	7,729,809
1,977,200	[1]	Sino-Ocean Land Holdings Ltd.	3,561,397
543,500	[1]	Trisul SA	3,517,291
4,995,000		Unitech Ltd.	48,675,322
133,000		White Mountains Insurance Group, Inc.	71,502,130
11,736,100	[1,2,3]	Yanlord Land Group Ltd.	31,798,115
		TOTAL	2,268,171,203
		Health Care--18.2%
200,000	[1]	Abaxis, Inc.	5,864,000
200,000		Abbott Laboratories	10,924,000
1,618,621	[1,5]	Accelrys, Inc.	12,576,685
500,000	[1,4]	Advanced Medical Optics, Inc.	13,725,000
1,500,000	[1]	Advancis Pharmaceutical Corp., Warrants 4/12/2012	771,042
100,000	[1]	Alexza Pharmaceuticals, Inc.	814,000
4,031,900	[1]	Alkermes, Inc.	65,316,780
3,000,008	[4]	Allergan, Inc.	202,740,541
200,000	[1,4]	Allscripts Healthcare Solutions, Inc.	5,540,000
700,000	[1,4]	Alnylam Pharmaceuticals, Inc.	22,106,000
2,000,000	[1,4,5]	Anadys Pharmaceuticals, Inc.	4,300,000
Shares, or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Health Care--continued
948,300	[1,4]	Anesiva, Inc.	$5,661,351
248,600	[1]	Animal Health International, Inc.	2,709,740
434,259	[1]	Ardais Corp., Warrants	0
434,259	[1,2]	Ardais Corp., Warrants 4/14/2009	0
2,500,000	[1,4]	Arena Pharmaceuticals, Inc.	24,025,000
112,800	[1,4]	Athenahealth, Inc.	4,312,344
2,935,250	[1,4,5]	Auxilium Pharmaceutical, Inc.	77,519,953
445,300	[1,2,3]	Avalon Pharmaceuticals, Inc.	2,306,654
628,500	[1]	Avalon Pharmaceuticals, Inc.	3,255,630
157,125	[1]	Avalon Pharmaceuticals, Inc., Warrants 5/24/2012	454,104
168,500		Aventis Pharma Ltd.	4,392,094
3,000,000	[1,5]	Avigen, Inc.	14,550,000
558,660	[1,2]	Avigen, Inc.	2,709,501
1,500,000	[1,4]	BioMarin Pharmaceutical, Inc.	41,595,000
126,800	[1]	BioMimetic Therapeutics, Inc.	1,746,036
278,600	[1,4]	Chindex International, Inc.	9,489,116
111,000	[1,5]	Chindex International, Inc., Warrants 3/31/2009	2,544,620
3,634,700	[1,4,5]	Conceptus, Inc.	79,708,971
600,000	[1,2,3,5]	Conceptus, Inc.	13,158,000
714,286	[2,5]	Conceptus, Inc.	15,664,292
625,000	[2]	Conceptus, Inc.	13,706,250
500,000	[1,2]	Cortek, Inc.	0
803,781	[1,4]	Cubist Pharmaceuticals, Inc.	18,808,475
2,142,857	[1,4]	Cyclacel Pharmaceuticals, Inc.	11,785,714
242,091	[1]	Cyclacel Pharmaceuticals, Inc., Warrants 2/17/2014	814,646
857,143	[1]	Cyclacel Pharmaceuticals, Inc., Warrants 4/28/2013	3,914,954
2,500,000	[1,4,5]	Cytokinetics, Inc.	12,375,000
489,500	[1]	Durect Corp.	2,848,890
4,774,300	[1,4,5]	Dyax Corp.	20,577,233
7,159,400	[1,4,5]	Dynavax Technologies Corp.	35,797,000
1,250,000	[1,2]	Endologix, Inc.	4,475,000
3,555,556	[1]	Endologix, Inc.	12,728,891
600,000	[1]	Endologix, Inc.	2,148,000
4,046,250	[1,2,4,5]	Endologix, Inc.	14,485,575
1,000,000	[1,4]	Enzon, Inc.	9,530,000
Shares, or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Health Care--continued
2,948,000	[1,4,5]	Favrille, Inc.	$8,431,280
1,317,490	[1]	Favrille, Inc.	3,768,022
461,121	[1]	Favrille, Inc., Warrants 3/7/2011	517,255
1,500,000	[1,4]	GTX, Inc.	23,670,000
302,400		GlaxoSmithkline Pharmaceuticals Ltd.	8,451,374
674,076	[1]	Hologic, Inc.	45,789,983
3,087,300	[1,4,5]	Illumina, Inc.	173,351,895
860,000	[1,4]	Immunicon Corp.	903,000
2,329,800	[1]	Incyte Genomics, Inc.	20,176,068
167,600	[1,4]	Insulet Corp.	4,196,704
1,045,895	[1,2,3]	Insulet Corp.	25,864,984
4,423,900	[1,4,5]	Isis Pharmaceuticals, Inc.	77,949,118
4,705,882	[1,2]	Isis Pharmaceuticals, Inc.	82,917,641
1,176,470	[1]	Isis Pharmaceuticals, Inc., Warrants 8/23/2010	15,695,945
1,453,431	[1,4]	Isolagen, Inc.	4,520,171
3,892,300	[1,5]	Kosan Biosciences, Inc.	19,811,807
741,500	[1,4]	Kyphon, Inc.	52,557,520
83,700	[1]	Masimo Corp.	2,864,214
1,231,100	[1,4]	Medarex, Inc.	14,711,645
2,525,700	[1]	Medicines Co.	48,367,155
441,000	[1,4]	Metabasis Therapeutics, Inc.	1,300,950
2,559,000	[1]	Metabasis Therapeutics, Inc.	7,549,050
895,650	[1,2]	Metabasis Therapeutics, Inc., Warrants 9/30/2010	650,115
1,754,500	[1,4]	Momenta Pharmaceuticals, Inc.	22,826,045
23,198,600	[1,4,5]	Monogram Biosciences, Inc.	35,261,872
4,381,825	[1,4,5]	Neurocrine Biosciences, Inc.	40,531,881
1,030,500	[1,4,5]	NeurogesX, Inc.	8,656,200
133,100	[1,2,3]	Newron Pharmaceuticals SpA	7,232,946
498,400	[1,4]	Nighthawk Radiology Holdings, Inc.	11,732,336
2,000,000	[1,4,5]	NxStage Medical, Inc.	29,500,000
1,806,200	[1]	OSI Pharmaceuticals, Inc.	75,083,734
602,500	[1,4]	Pain Therapeutics, Inc.	6,181,650
1,335,100	[1]	Pharmacopeia, Inc.	7,690,176
222,650	[1]	Pharmacopeia, Inc., Warrants 4/19/2011	614,290
665,468	[1,4]	Pharmacyclics, Inc.	1,437,411
250,000	[1]	Pharmion Corp.	12,030,000
64,200	[1]	Power Medical Interventions, Inc.	767,190
Shares, or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Health Care--continued
1,385,500	[1,4]	Progenics Pharmaceuticals, Inc.	$32,088,180
1,258,600	[1]	Protalix Biotherapeutics, Inc.	6,418,860
943,000	[1]	Regeneron Pharmaceuticals, Inc.	20,746,000
1,000,000	[1]	SXC Health Solutions Corp.	15,940,000
458,965	[1]	Sanarus Medical, Inc., Warrants	0
2,675,100		Schering Plough Corp.	81,644,052
200,000	[1,4]	Sirtris Pharmaceuticals, Inc.	3,392,000
274	[1]	Soteira, Inc.	343
2,000,000	[1,4,5]	Stereotaxis, Inc.	30,800,000
500,000	[1]	Sun Pharmaceutical Industries Ltd.	1,106,209
500,000		Sun Pharmaceutical Industries Ltd.	13,387,033
254,700	[1]	Thermage, Inc.	1,841,481
300,000	[1]	VCA Antech, Inc.	13,815,000
4,211,677	[1]	Vasogen, Inc., Warrants 11/8/2011	482,604
1,052,919	[1]	Vasogen, Inc., Warrants	0
1,947,200	[1,4,5]	Vical, Inc.	10,028,080
10,070,500	[1]	Warner Chilcott Ltd., Class A	186,606,365
1,410,138	[1,5]	World Heart Corp., Warrants 9/22/2008	9,654
267,200	[1,4]	WuXi PharmaTech Cayman, Inc., ADR	10,284,528
		TOTAL	2,146,628,098
		Industrials--14.8%
600,000	[1]	Aecom Technology Corp.	20,262,000
2,500,000		Aircastle Ltd.	80,775,000
841,100	[1,2,3]	Allen-Vanguard Corp.	9,331,211
3,087,000		Asea Brown Boveri Ltd.	123,249,202
2,825,600		Bharat Heavy Electricals Ltd.	187,398,497
1,436,600	[4]	CLARCOR, Inc.	52,378,436
200,000		Caterpillar, Inc.	14,922,000
17,919,300		China Metal International Ho	6,589,466
1,350,000	[1,4,5]	CoStar Group, Inc.	77,625,000
924,300	[1]	Copart, Inc.	35,474,634
2,598,173		Crompton Greaves Ltd.	26,825,136
550,000	[4]	Embraer - Empresa Brasileira de Aeronautica S/A, ADR	26,823,500
1,200,000	[4]	Expeditors International Washington, Inc.	60,780,000
300,000		FedEx Corp.	31,002,000
950,000	[1,4]	First Solar, Inc.	150,869,500
500,000		Forward Air Corp.	16,315,000
Shares, or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Industrials--continued
803,900	[1,5]	HireRight, Inc.	$9,630,722
1,200,000	[1]	IHS, Inc., Class A	75,660,000
1,000,000	[1,5]	Innovative Solutions and Support, Inc.	21,620,000
829,075	[1]	Interline Brands, Inc.	19,806,602
1,100,000	[1,4]	Kansas City Southern Industries, Inc.	42,559,000
46,000	[1]	Kenexa Corp.	1,348,720
1,156,791		Kuehne & Nagel International AG	124,027,487
300,000	[1,4]	LG Philips LCD Co. Ltd., ADR	8,115,000
400,000		Landstar System, Inc.	16,836,000
627,200	[4]	Macquarie Infrastructure Co. LL	26,191,872
4,997,764		Max India Ltd.	33,044,326
3,000,000	[1,2,3]	Nagarjuna Construction Co. Ltd., GDR	23,910,000
1,265,600	[1,4,5]	NuCo2, Inc.	32,639,824
108,200	[4]	Pacer International, Inc.	1,594,868
207,500		Panalpina Welttransport Holding AG	39,085,377
51,900		Precision Castparts Corp.	7,775,139
100,000	[1]	Quanta Services, Inc.	3,300,000
1,400,000	[1,4]	Ryanair Holdings PLC, ADR	68,866,000
400,000		Ryder System, Inc.	19,140,000
800,000	[4]	Simpson Manufacturing Co., Inc.	23,992,000
2,548,400	[1,4]	Spirit Aerosystems Holdings, Inc., Class A	88,480,448
553,500		TNT NV	22,642,038
913,100	[1]	TeleTech Holdings, Inc.	22,763,583
464,470	[1]	TransDigm Group, Inc.	21,142,675
820,800	[4]	Trinity Industries, Inc.	29,663,712
1,599,704		UTI Worldwide, Inc.	40,808,449
		TOTAL	1,745,264,424
		Information Technology--13.7%
1,000,000	[1]	Access Integrated Technology, Inc., Class A	4,640,000
500,000	[1]	Amdocs Ltd.	17,200,000
20,000	[1]	Anadigics, Inc.	295,000
1,252,900	[1]	Autodesk, Inc.	61,266,810
725,600	[1,4]	Blackboard, Inc.	36,207,440
1,400,000	[1]	CSR PLC	18,790,636
29,500	[1]	China Digital TV Hldg Co., ADR	1,157,285
2,007,900	[1]	Compugroup Holding AG	41,708,485
Shares, or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Information Technology--continued
3,000,000	[1,4]	Comverse Technology, Inc.	$57,660,000
800,000	[1,4]	DST Systems, Inc.	67,768,000
463,000	[1,4]	Eagle Test Systems, Inc.	5,852,320
400,000	[1,4]	Euronet Worldwide, Inc.	12,812,000
1,059,322	[2]	Expand Networks Ltd.	0
889,800	[1]	Genpact Ltd.	14,236,800
100,000	[1]	Google Inc.	70,700,000
53,900	[1]	Guidance Software, Inc.	793,408
872,800	[1]	Himax Technologies, Inc., ADR	3,316,640
750,000	[1,4]	Iron Mountain, Inc.	26,047,500
866,400	[1]	Jupitermedia Corp.	4,600,584
1,097,500	[1]	LDK Solar Co. Ltd., ADR	43,471,975
3,450,000	[1]	MEMC Electronic Materials, Inc.	252,609,000
3,725,000	[1,4,5]	Magma Design Automation	55,465,250
787,500	[4]	Mastercard, Inc.	149,270,625
2,340,000	[1]	Microsemi Corp.	62,267,400
2,280,000	[1]	NIC, Inc.	16,598,400
193,400		Nintendo Corp. Ltd.	120,534,478
4,700,000	[1,4]	ON Semiconductor Corp.	47,940,000
530,000	[1,2,3,5]	Online Resources Corp.	4,902,500
1,000,000	[1]	Online Resources Corp.	9,250,000
1,000,000	[1]	Oracle Corp.	22,170,000
3,040,000	[1]	Parametric Technology Corp.	58,064,000
417,200	[1,2,3,4]	Redecard SA, GDR	17,647,560
225,700	[1]	SI International, Inc.	6,366,997
1	[2]	Sensable Technologies, Inc.	200,559
3,751,199	[2]	Sensable Technologies, Inc.	0
3,218,000	[1]	Silicon Image, Inc.	20,498,660
4,952,157	[1,5]	Solera Holdings, Inc.	106,520,897
2,513,501	[1,4]	Spansion, Inc.	17,720,182
1,523,200	[1,4,5]	TNS, Inc.	24,599,680
1,598,700	[1]	Telecity Group PLC	10,687,231
1,700,000	[1]	ValueClick, Inc.	46,223,000
970,352	[1]	Veraz Networks, Inc.	7,782,223
350,000	[1,4]	WebMD Health Corp., Class A	16,089,500
1,400,000	[1]	eBay, Inc.	50,540,000
		TOTAL	1,612,473,025
Shares, or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Materials--1.9%
2,000,000	[4]	Cemex S.A. de C.V., ADR	$61,340,000
20,179,200	[1]	Lee & Man Paper Manufacturing Ltd.	79,672,723
12,325,100		Nine Dragons Paper Holdings Ltd.	32,998,397
39,188,000		Sinofert Holdings Ltd.	36,607,996
15,951,000	[1]	TPI Polene Co. Ltd.	7,509,666
		TOTAL	218,128,782
		Telecommunication Services--3.8%
9,970,900	[1]	Bharti Airtel Ltd.	256,857,139
1,450,000		NTELOS Holdings Corp.	43,775,500
580,000	[1]	Neuf Cegetel	29,321,528
2,050,800	[1,4]	PAETEC Holding Corp.	27,583,260
4,041,700		PT Telekomunikasi Indonesia	4,776,110
371,700		PT Telekomunikasi Indonesia, Class CS, ADR	17,934,525
600,000	[1]	Syniverse Holdings, Inc.	10,014,000
2,550,000	[1,4]	Time Warner Telecom, Inc.	59,262,000
		TOTAL	449,524,062
		Utilities--2.5%
232,960	[1]	BF Utilities Ltd.	15,391,646
3,340,700	[1]	China Resources Power Holdings Co. Ltd.	12,284,759
200,000	[4]	Consolidated Water Co.	6,630,000
881,900		Dominion Resources, Inc.	80,808,497
1,000,000	[4]	ITC Holdings Corp.	57,240,000
14,855,700		NTPC Ltd.	90,308,724
100,000		Northeast Utilities Co.	3,083,000
168,297,100	[1]	PNOC Energy Development Corp.	29,282,463
		TOTAL	295,029,089
		TOTAL COMMON STOCKS (IDENTIFIED COST $6,052,846,387)	10,052,245,220
		PREFERRED STOCKS--0.6%
		Financials--0.5%
173,200	[1,5]	Alleghany Corp., Conv. Pfd., $15.21 Annual Dividend	63,388,256
		Health Care--0.1%
1,694,915	[2]	Ardais Corp., Conv. Pfd.	0
790,960	[2]	Ardais Corp., Conv. Pfd., Series C	0
446,816	[2]	Cortek, Inc., Conv. Pfd., Series D2	0
1,515,152	[2]	Cortex, Inc., Pfd., Series D	0
Shares, Units Held or Principal Amount			Value in U.S. Dollars
		PREFERRED STOCKS--continued
		Health Care--continued
126,065	[2]	Dexcom, Inc., Pfd.	$1,172,405
1,058,043	[2]	Sanarus Medical, Inc., Pfd., Series A	0
1,448,436	[2]	Sanarus Medical, Inc., Pfd., Series B	0
4,456,271	[2]	Sanarus Medical, Inc., Pfd., Series C	0
3,555,987		Sanarus Medical, Inc., Pfd., Series D	2,837,678
1,408,979		Sanarus Medical, Inc., Pfd., Series E	1,301,756
958,744		Soteira, Inc., Pfd.	1,198,430
		TOTAL	6,510,269
		Information Technology--0.0%
679,348	[2]	Multiplex, Inc., Pfd., Series C	0
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $80,964,098)	69,898,525
		CORPORATE BONDS--0.4%
		Health Care--0.2%
$1		Ardais Corp. Conv. Bond	50,300
19,800,000	[2,3]	Isis Pharmaceuticals, Inc., Conv. Bond, 2.625%, 2/15/2027	27,536,850
		TOTAL	27,587,150
		Information Technology--0.2%
24,802,000	[2,3]	BearingPoint, Inc., Conv. Bond, 5.00%, 4/15/2025	24,709,613
		TOTAL CORPORATE BONDS (IDENTIFIED COST $45,036,259)	52,296,763
		CORPORATE NOTES--0.0%
		Health Care--0.0%
1		Ardais Corp. Conv. Bond	50,300
2,087,000	[2,3]	Neurochem, Inc., Conv. Bond, 6.00%, 11/15/2026	1,043,500
		TOTAL	1,093,800
		Information Technology--0.0%
3,950,000		Blackboard, Inc., Conv. Bond, 3.25%, 7/1/2027	4,618,735
		TOTAL CORPORATE NOTES (IDENTIFIED COST $6,468,384)	5,712,535
		MUTUAL FUNDS--13.8%
813,052,899	[5,6]	Government Obligations Fund, Institutional Shares, 4.79%	813,052,899
809,744,929	[5,6]	Prime Value Obligations Fund, Institutional Shares, 5.06%	809,744,929
		TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)	1,622,797,828
Principal Amount			Value in U.S. Dollars
		REPURCHASE AGREEMENTS--14.6%
$916,062,000		Interest in $2,500,000,000 joint repurchase agreement 4.97%, dated 10/31/2007 under which Bear Stearns and Co., Inc. will repurchase U.S. Government Agency securities with various maturities to 11/1/2037 for $2,500,345,139 on 11/1/2007. The market value of the underlying securities at the end of the period was $2,564,693,829 (purchased with proceeds from securities lending collateral).	$916,062,000
800,000,000		Interest in $4,000,000,000 joint repurchase agreement 4.97%, dated 10/31/2007 under which ING Financial Markets LLC will repurchase U.S. Government Agency securities with various maturities to 9/1/2047 for $4,000,552,222 on 11/1/2007. The market value of the underlying securities at the end of the period was $4,081,081,493 (purchased with proceeds from securities lending collateral).	800,000,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	1,716,062,000
		TOTAL INVESTMENTS--114.8% (IDENTIFIED COST $9,524,174,956) [7]	13,519,012,871
		OTHER ASSETS AND LIABILITIES - NET--(14.8)%	(1,747,264,261)
		TOTAL NET ASSETS--100%	$11,771,748,610

1 Non-income producing security.

2 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2007, these restricted securities amounted to $415,623,458, which represented 3.5% of total net assets.

3 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At October 31, 2007, these liquid restricted securities amounted to $263,459,151, which represented 2.2% of total net assets.

4 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

5 Affiliated company. At October 31, 2007, these securities amounted to $3,159,331,858 which represented 26.8% of total net assets.

6 7-Day net yield.

7 The cost of investments for federal tax purposes amounts to $9,613,470,300.

At October 31, 2007, the Fund had outstanding foreign exchange contracts as follows:

Settlement Date	Foreign Currency Units to Receive	In Exchange For	Contracts at Value	Unrealized Appreciation
Contract Purchased:
11/1/2007	1,182,560 Euro	$1,708,208	$1,712,996	$4,788
11/5/2007	2,132,861 Polish Zloty	$ 847,719	$ 852,411	$4,692

Settlement Date	Foreign Currency Units to Deliver	In Exchange For	Contracts at Value	Unrealized Depreciation
Contract Sold:
11/1/2007	68,263 Euro	$ 98,579	$ 98,883	$ (304)
11/1/2007	4,866,262 Swiss Francs	$ 4,177,677	$4,200,848	$ (23,171)
11/2/2007	2,932,644 Swiss Francs	$2,529,133	$2,531,633	$ (2,500)
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(16,495)

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2007.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depository Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2007

Assets:
Investments in securities	$11,802,950,871
Investments in repurchase agreements	1,716,062,000
Total investments in securities, at value including $3,159,331,858 of investments in affiliated issuers (Note 5) and $1,694,684,064 of securities loaned (identified cost $9,524,174,956)		$13,519,012,871
Cash		23,375
Cash denominated in foreign currencies (identified cost $39,010,296)		39,009,518
Income receivable		2,268,146
Receivable for investments sold		58,534,887
Receivable for shares sold		11,040,656
Receivable for foreign exchange contracts		9,480
Receivable for escrow due		746,281
Other assets		11,200,000
TOTAL ASSETS		13,641,845,214
Liabilities:
Payable for investments purchased	$72,971,185
Payable for shares redeemed	35,182,854
Payable for collateral due to broker for securities loaned	1,716,062,000
Payable for limited partnership commitments	2,500,000
Payable for foreign exchange contracts	25,975
Payable for distribution services fee (Note 5)	2,742,951
Payable for shareholder services fee (Note 5)	5,811,733
Accrued expenses	34,799,906
TOTAL LIABILITIES		1,870,096,604
Net assets for 1,688,961,381 shares outstanding		$11,771,748,610
Net Assets Consist of:
Paid-in capital		$6,809,322,439
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		3,998,533,694
Accumulated net realized gain on investments, options and foreign currency transactions		1,036,113,887
Accumulated net investment income (loss)		(72,221,410)
TOTAL NET ASSETS		$11,771,748,610

Statement of Assets and Liabilities-continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($3,730,839,732 ÷ 530,406,102 shares outstanding), no par value, unlimited shares authorized	$7.03
Offering price per share (100/94.50 of $7.03) [1]	$7.44
Redemption proceeds per share	$7.03
Class B Shares:
Net asset value per share ($1,362,194,814 ÷ 201,762,743 shares outstanding), no par value, unlimited shares authorized	$6.75
Offering price per share	$6.75
Redemption proceeds per share (94.50/100 of $6.75) [1]	$6.38
Class C Shares:
Net asset value per share ($1,246,604,078 ÷ 184,581,428 shares outstanding), no par value, unlimited shares authorized	$6.75
Offering price per share	$6.75
Redemption proceeds per share (99.00/100 of $6.75) [1]	$6.68
Class K Shares:
Net asset value per share ($5,432,109,986 ÷ 772,211,108 shares outstanding), no par value, unlimited shares authorized	$7.03
Offering price per share	$7.03
Redemption proceeds per share (99.80/100 of $7.03) [1]	$7.02

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2007

Investment Income:
Dividends (including $43,221,958 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $1,175,849)		$114,330,104
Interest (including income on securities loaned of $10,187,070)		22,808,430
TOTAL INCOME		137,138,534
Expenses:
Investment adviser fee (Note 5)	$147,339,600
Administrative personnel and services fee (Note 5)	8,179,046
Custodian fees	3,812,012
Transfer and dividend disbursing agent fees and expenses--Class A Shares	3,827,434
Transfer and dividend disbursing agent fees and expenses--Class B Shares	1,486,201
Transfer and dividend disbursing agent fees and expenses--Class C Shares	1,252,464
Transfer and dividend disbursing agent fees and expenses--Class K Shares	5,929,031
Directors'/Trustees' fees	110,842
Auditing fees	48,548
Legal fees	6,599
Portfolio accounting fees	219,640
Distribution services fee--Class A Shares (Note 5)	8,072,702
Distribution services fee--Class B Shares (Note 5)	9,415,215
Distribution services fee--Class C Shares (Note 5)	7,920,234
Distribution services fee--Class K Shares (Note 5)	23,995,735
Shareholder services fee--Class A Shares (Note 5)	7,878,779
Shareholder services fee--Class B Shares (Note 5)	3,138,405
Shareholder services fee--Class C Shares (Note 5)	2,627,815
Shareholder services fee--Class K Shares (Note 5)	11,920,416
Account administration fee--Class A Shares	24,387
Account administration fee--Class C Shares	2,589
Account administration fee--Class K Shares	434
Share registration costs	141,006
Printing and postage	1,012,230
Insurance premiums	49,832
Miscellaneous	37,704
TOTAL EXPENSES	248,448,900

Statement of Operations-continued

Waivers, Reimbursements and Expense Reduction (Note 5):
Waiver/reimbursement of investment adviser fee	$(15,509,432)
Waiver of administrative personnel and services fee	(300,255)
Waiver of distribution services fee--Class A Shares	(2,013,651)
Waiver of distribution services fee--Class C Shares	(182,239)
Waiver of distribution services fee--Class K Shares	(15,395,009)
Reimbursement of shareholder services fee--Class B Shares	(206,858)
Fees paid indirectly for directed brokerage arrangements	(93,387)
TOTAL WAIVERS, REIMBURSEMENTS AND EXPENSE REDUCTION		$(33,700,831)
Net expenses			$214,748,069
Net investment income (loss)			(77,609,535)
Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain on investments, options and foreign currency transactions (including realized gain of $12,139,756 on sale of investments in affiliated issuers (Note 5) and foreign taxes withheld of $20,663,580)			1,097,420,374
Net realized gain on written options			263,155
Net change in unrealized appreciation of investments, options and translation of assets and liabilities in foreign currency			1,798,994,532
Net realized and unrealized gain on investments, options and foreign currency transactions			2,896,678,061
Change in net assets resulting from operations			$2,819,068,526

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(77,609,535)	$(98,646,320)
Net realized gain on investments, options and foreign currency transactions	1,097,683,529	1,224,417,228
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	1,798,994,532	178,803,741
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,819,068,526	1,304,574,649
Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(349,173,925)	(130,614,771)
Class B Shares	(147,431,794)	(67,354,418)
Class C Shares	(114,870,712)	(44,544,397)
Class K Shares	(523,799,089)	(230,822,128)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,135,275,520)	(473,335,714)
Share Transactions:
Proceeds from sale of shares	1,524,877,108	1,563,338,621
Proceeds from shares issued in connection with the tax-free transfer of assets from Wayne Hummer Growth Fund	--	157,595,010
Net asset value of shares issued to shareholders in payment of distributions declared	1,040,150,098	434,775,027
Cost of shares redeemed	(1,795,533,488)	(1,517,980,769)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	769,493,718	637,727,889
Change in net assets	2,453,286,724	1,468,966,824
Net Assets:
Beginning of period	9,318,461,886	7,849,495,062
End of period (including accumulated net investment income (loss) of $(72,221,410) and $(32,638,835), respectively)	$11,771,748,610	$9,318,461,886

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2007

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Kaufmann Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class K Shares are presented separately. The investment objective of the Fund is to provide capital appreciation.

On March 24, 2006, the Fund received assets from Wayne Hummer Growth Fund, as a result of a tax-free reorganization, as follows:

Class A Shares of the Fund Issued	Wayne Hummer Growth Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of Fund Prior to Combination	Net Assets of Wayne Hummer Growth Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
25,877,670	$157,595,010	$91,589,536	$9,245,245,708	$157,595,010	$9,402,840,718

1 Unrealized Appreciation is included in the Wayne Hummer Growth Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  with respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  with respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class K Shares may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Written Options Contracts

The Fund may write option contracts. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended October 31, 2007, the Fund had realized gains of $263,155 on written options.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at 10/31/2006	77,500,000	$ 519,250
Contracts written	52,700,000	5,270
Contracts expired	(105,400,000)	(358,360)
Contracts bought back	(24,800,000)	(166,160)
Outstanding at 10/31/2007	--	$ --

At October 31, 2007, the Fund had no outstanding written option contracts.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2007, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$1,694,684,064	$1,716,062,000

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at October 31, 2007, is as follows:

Security	Acquisition Date	Acquisition Cost
Apollo Investment Fund V	5/18/2001	$ 189,258
Ardais Corp., Conv. Pfd.	3/2/2001 - 3/8/2001	9,999,999
Ardais Corp., Conv. Pfd., Series C	12/18/2002	4,666,664
Ardais Corp. Warrants 4/14/2009	4/15/2004	--
Avigen, Inc.	5/10/2006	3,000,004
Conceptus, Inc.	8/11/2005	4,500,000
Conceptus, Inc.	4/10/2001	5,000,000
Cortek, Inc.	2/29/2000	--
Cortek, Inc., Conv. Pfd., Series D2	3/31/2003	--
Cortex, Inc., Pfd., Series D	6/18/2001	--
Denovo Ventures I LP	3/9/2000	3,132,145
DexCom, Inc., Pfd.	12/30/2004	678,910
Endologix, Inc.	7/7/2005	5,000,000
Endologix, Inc.	12/8/2003 - 4/25/2007	18,017,354
Expand Networks Ltd.	9/22/2000	2,500,000
FA Private Equity Fund IV LP	3/4/2002	520,660
Greenfield Technology Venture Fund	6/15/1998	75,504
Incuvest LLC	1/6/2000	5,000,000
Security	Acquisition Date	Acquisition Cost
Infrastructure Fund	8/11/2000	$ 450,346
Isis Pharmaceuticals, Inc.	8/23/2005	19,882,351
Latin Healthcare Fund	11/28/2000	--
Metabasis Therapeutics, Inc., Warrants 9/30/2010	10/3/2005	111,956
Multiplex, Inc., Pfd., Series C	2/22/2001	5,000,001
Peachtree Leadscope LLC	4/30/2002	3,000,000
Peachtree Leadscope LLC	6/30/2000	712,054
Peachtree Open Networks	10/5/2000	990,753
Peachtree Velquest	9/14/2000	494,382
Rocket Ventures II	7/20/1999	10,015,342
Sanarus Medical, Inc., Pfd., Series A	11/16/1999	1,561,804
Sanarus Medical, Inc., Pfd., Series B	7/16/2001	2,495,648
Sanarus Medical, Inc., Pfd., Series C	10/23/2003	3,004,288
Sensable Technologies, Inc.	10/15/2004	--
Sensable Technologies, Inc.	12/16/2003	401,118

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2007		2006
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	133,167,878	$813,950,052	148,403,150	$863,321,275
Shares issued in connection with the tax-free transfer of assets from Wayne Hummer Growth Fund	--	--	25,877,670	157,595,010
Shares issued to shareholders in payment of distributions declared	55,509,537	306,412,650	21,033,041	114,209,425
Shares redeemed	(132,768,963)	(811,676,843)	(113,764,940)	(657,819,683)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	55,908,452	$308,685,859	81,548,921	$477,306,027

Year Ended October 31	2007		2006
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	15,299,209	$89,580,939	25,943,976	$146,781,587
Shares issued to shareholders in payment of distributions declared	25,463,704	135,721,540	11,718,063	61,988,556
Shares redeemed	(40,110,420)	(235,907,343)	(41,315,930)	(232,198,795)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	652,493	$(10,604,864)	(3,653,891)	$(23,428,652)

Year Ended October 31	2007		2006
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	44,475,467	$260,397,910	42,213,562	$238,191,783
Shares issued to shareholders in payment of distributions declared	16,484,298	87,861,308	6,356,907	33,691,655
Shares redeemed	(32,215,615)	(189,409,914)	(27,305,399)	(153,223,685)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	28,744,150	$158,849,304	21,265,070	$118,659,753

Year Ended October 31	2007		2006
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	58,865,278	$360,948,207	54,033,107	$315,043,976
Shares issued to shareholders in payment of distributions declared	92,419,315	510,154,600	41,415,335	224,885,391
Shares redeemed	(91,317,132)	(558,539,388)	(82,340,837)	(474,738,606)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	59,967,461	$312,563,419	13,107,605	$65,190,761
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	145,272,556	$769,493,718	112,267,705	$637,727,889

Redemption Fee

The Fund's Class K Shares impose a redemption fee of 0.20% on the redemption price of the Fund's Class K Shares capital stock shares redeemed, if such shares were purchased after February 1, 1985. The redemption fee is applied to the Fund's Class K Shares expenses for providing redemption services, including, but not limited to: transfer agent fees, postage, printing, telephone and related employment costs. Excess fee proceeds, if any, are added to the Fund's assets. Shares acquired through employer-sponsored retirement plans will not be subject to the redemption fee. However, if shares are purchased for a retirement plan account through a broker, financial institution or other intermediary maintaining an omnibus account for the shares, the waiver may not apply. In addition, this waiver does not apply to individual retirement accounts, such as Traditional, Roth and SEP-IRAs. For the year ended October 31, 2007, redemption fees of $812,313 were allocated to cover the cost of redemptions. For the year ended October 31, 2006, redemption fees of $494,990 were allocated to cover the cost of redemptions.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, partnership adjustments, net operating loss, foreign capital gains tax expense realized, equalization and passive foreign investment company adjustment.

For the year ended October 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$1,678,804	38,026,960	$(39,705,764)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2007 and 2006, was as follows:

	2007	2006
Ordinary income [1]	$ 87,724,524	$ 112,752
Long-term capital gains	$1,047,550,996	$473,222,962

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$270,483,716
Undistributed long-term capital gains	$790,765,883
Net unrealized appreciation	$3,916,733,702
Capital loss carryforwards	$(15,557,130)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, partnership adjustments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

At October 31, 2007, the cost of investments for federal tax purposes was $9,613,470,300. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates and outstanding foreign currency exchange contracts was $3,916,742,571. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $4,183,223,941 and net unrealized depreciation from investments for those securities having an excess of cost over value of $266,481,370.

At October 31, 2007, the Fund had a capital loss carryforward of $15,557,130 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

As a result of the tax-free transfer of assets from Federated Aggressive Growth Fund to the Fund, certain capital loss carryforwards listed above may be limited.

The Fund used capital loss carryforwards of $7,778,565 to offset taxable capital gains realized during the year ended October 31, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 1.425% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, the Adviser voluntarily waived $14,918,274 of its fee.

Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the "Sub-Adviser"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2007, the Sub-Adviser earned a sub-adviser fee of $121,490,548.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $300,255 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, FSC voluntarily waived $17,590,899 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2007, FSC retained $14,518,417 of fees paid by the Fund.

Sales Charges

For the year ended October 31, 2007, FSC retained $597,523 in sales charges from the sale of Class A Shares. FSC also retained $22,209 of contingent deferred sales charges relating to redemptions of Class A Shares and $41,184 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial Intermediaries may include a company affiliated with management of Federated Investors, Inc. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. A Financial Intermediary affiliated with management of Federated Investors, Inc. received $12,779 of Service Fees for the year ended October 31, 2007. For the year ended October 31, 2007, FSSC voluntarily reimbursed $206,858 of shareholder services fees. For the year ended October 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2007, the Fund's expenses were reduced by $93,387 under these arrangements.

Commitments and Contingencies

In the course of pursuing its investment objective, the Fund sometimes invests in limited partnerships and limited liability companies. These entities often require the Fund to commit to a total dollar amount to be invested. The actual investments are usually made in installments over a period of time. At October 31, 2007, the Fund had total commitments to limited partnerships and limited liability companies of $45,273,400; of this amount $43,024,021 was actually invested by the Fund leaving the Fund contingently liable for additional investments of $2,249,379.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.95%, 2.50%, 2.50% and 1.95%, respectively, for the fiscal year ending October 31, 2008. Although these actions are voluntary, the Adviser and its affiliates agree not to terminate these waivers and/or reimbursements until after December 31, 2008.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies and Affiliated Holdings

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the year ended October 31, 2007 were as follows:

Affiliates	Balance of Shares Held 10/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2007	Value	Dividend Income
Accelrys, Inc.	1,927,000	--	308,379	1,618,621	$12,576,685	$ --
Alleghany Corp., Conv. Pfd.	173,200	--	--	173,200	63,388,256	2,635,134
Anadys Pharmaceuticals, Inc.	2,000,000	--	--	2,000,000	4,300,000	--
Auxilium Pharmaceutical, Inc.	2,073,628	861,622	--	2,935,250	77,519,953	--
Avigen, Inc.	3,000,000	666,800	666,800	3,000,000	14,550,000	--
Chindex International, Inc., Warrants 3/31/2009	111,000	--	--	111,000	2,544,620	--
Conceptus, Inc.	600,000	--	--	600,000	13,158,000	--
Conceptus, Inc.	3,634,700	--	--	3,634,700	79,708,971	--
Conceptus, Inc.	714,286	--	--	714,286	15,664,292	--
CoStar Group, Inc.	1,200,000	200,000	50,000	1,350,000	77,625,000	--
Cytokinetics, Inc.	4,763,500	--	2,263,500	2,500,000	12,375,000	--
Affiliates	Balance of Shares Held 10/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2007	Value	Dividend Income
Dolan Media Co.	--	1,837,400	--	1,837,400	$ 49,609,800	$ --
Dresser-Rand Group, Inc.	5,225,000	6,540,200	4,018,600	7,746,600	299,793,420	--
Dyax Corp.	6,000,000	750,000	1,975,700	4,774,300	20,577,233	--
Dynavax Technologies Corp.	7,000,000	159,400	--	7,159,400	35,797,000	--
Endologix, Inc.	3,985,950	60,300	--	4,046,250	14,485,575	--
Favrille, Inc.	49,400	2,898,600	--	2,948,000	8,431,280	--
HireRight, Inc.	--	803,900	--	803,900	9,630,722	--
Illumina, Inc.	2,891,800	195,500	--	3,087,300	173,351,895	--
Innovative Solutions and Support, Inc.	1,000,000	165,000	165,000	1,000,000	21,620,000	--
Isis Pharmaceuticals, Inc.	3,808,200	615,700	--	4,423,900	77,949,118	--
James River Group, Inc.	818,900	281,100	--	1,100,000	37,730,000	495,000
Kosan Biosciences, Inc.	2,750,000	1,727,700	585,400	3,892,300	19,811,807	--
Magma Design Automation	4,680,000	--	955,000	3,725,000	55,465,250	--
MBF Healthcare Acquisition Corp.	--	1,852,200	--	1,852,200	15,419,565	--
Monogram Biosciences, Inc.	23,198,600	--	--	23,198,600	35,261,872	--
Neurocrine Biosciences, Inc.	1,868,900	3,699,096	1,186,171	4,381,825	40,531,881	--
NeurogesX, Inc.	--	1,030,500	--	1,030,500	8,656,200	--
NuCo2, Inc.	1,265,600	--	--	1,265,600	32,639,824	--
NxStage Medical, Inc.	2,200,000	49,500	249,500	2,000,000	29,500,000	--
Online Resources Corp.	530,000	--	--	530,000	4,902,500	--
Solera Holdings, Inc.	--	5,191,457	239,300	4,952,157	106,520,897	--
Stereotaxis, Inc.	643,700	1,602,200	245,900	2,000,000	30,800,000	--
TNS, Inc.	1,523,200	--	--	1,523,200	24,599,680	6,092,800
Vical, Inc.	1,858,600	88,600	--	1,947,200	10,028,080	--
World Heart Corp., Warrants 9/22/2008	1,410,138	--	--	1,410,138	9,654	--
TOTAL OF AFFILIATED COMPANIES	92,905,302	31,276,775	12,909,250	111,272,827	$1,536,534,030	$9,222,934

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2007, the Adviser reimbursed $591,158 in connection with the affiliated mutual funds listed below. Transactions with affiliated holdings during the year ended October 31, 2007 were as follows:

Affiliates	Balance of Shares Held 10/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2007	Value	Dividend Income
Government Obligations Fund, Institutional Shares	--	1,336,805,378	523,752,479	813,052,899	$ 813,052,899	$ 4,850,585
Prime Value Obligations Fund, Institutional Shares	--	2,998,434,653	2,188,689,724	809,744,929	809,744,929	29,148,439
TOTAL OF AFFILIATED HOLDINGS	--	4,335,240,031	2,712,442,203	1,622,797,828	$1,622,797,828	$33,999,024

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2007, were as follows:

Purchases	$4,628,126,881
Sales	$5,829,710,190

7. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At October 31, 2007, the diversification of countries was as follows:

Country	Percentage of Net Assets
United States	53.9%
India	15.3%
Bermuda	4.7%
Brazil	1.9%
Canada	1.7%
Switzerland	1.4%
China	1.0%
Japan	1.0%
Cayman Islands	0.8%
United Kingdom	0.7%
Hong Kong	0.7%
Ireland	0.6%
Mexico	0.5%
Germany, Federal Republic of	0.3%
Country	Percentage of Net Assets
British Virgin Islands	0.3%
Republic of Korea	0.3%
France	0.3%
Philippines	0.2%
Italy	0.2%
Indonesia	0.2%
Netherlands	0.2%
Belgium	0.1%
Thailand	0.1%
Poland	0.1%
Taiwan, Province of China	0.0% [1]

1 Represents less than 0.1%.

8. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the program was not utilized.

10. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than April 30, 2008. Management has concluded that the adoption of FIN 48 is not expected to have a material impact on the Fund's net assets or results of operations.

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2007, the amount of long-term capital gains designated by the Fund was $1,047,550,996.

For the fiscal year ended October 31, 2007, 40.28% of total ordinary dividends (including short-term capital gain) paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2007, 18.54% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED KAUFMANN FUND:

We have audited the accompanying statement of assets and liabilities of Federated Kaufmann Fund (the "Fund") (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Kaufmann Fund, a portfolio of Federated Equity Funds at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 18, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Lawrence Auriana has been the Fund's Portfolio Manager since February 1986. Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date: June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations: Walter C. Bean is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and Director of Investments for Managed Accounts. Mr. Bean joined Federated in 2000. Mr. Bean is responsible for the investment process for the managed accounts portfolios. His previous associations included: Chief Investment Officer and Portfolio Manager at C.S. McKee & Company; various investment management and research positions with First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean is a Chartered Financial Analyst. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from Pennsylvania State University. Mr. Bean has 35 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Hans P. Utsch has been the Fund's Portfolio Manager since February 1986. Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory Contract

FEDERATED KAUFMANN FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2007. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2006, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time. The Board agreed to monitor future developments and review changes in industry practices or competitive initiatives.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory and subadvisory contracts. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Kaufmann Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172677
Cusip 314172669
Cusip 314172651

26396 (12/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Kaufmann Fund

Established 2001

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2007

Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$6.08		$5.52		$5.11		$4.90		$3.54
Income From Investment Operations:
Net investment income (loss)	(0.04	) [1]	(0.06	) [1]	(0.05	) [1]	(0.06	) [1]	(0.06	) [1]
Net realized and unrealized gain on investments, options and foreign currency transactions	1.73		0.95		0.75		0.31		1.42
TOTAL FROM INVESTMENT OPERATIONS	1.69		0.89		0.70		0.25		1.36
Less Distributions:
Distributions from net realized gain on investments, options and foreign currency transactions	(0.74)		(0.33)		(0.29)		(0.04)		--
Net Asset Value, End of Period	$7.03		$6.08		$5.52		$5.11		$4.90
Total Return [2]	31.07%		16.85%		14.25%		5.24	% [3]	38.42%

Ratios to Average Net Assets:
Net expenses	1.95	% [4]	1.95%		1.95%		1.95%		1.95%
Net investment income (loss)	(0.63)%		(0.99)%		(1.01)%		(1.29)%		(1.46)%
Expense waiver/reimbursement [5]	0.48%		0.46%		0.45%		0.47%		0.52%
Supplemental Data:
Net assets, end of period (000 omitted)	$5,432,110		$4,330,877		$3,856,427		$3,534,720		$3,494,765
Portfolio turnover	49%		64%		71%		73%		72%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

3 During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.21% on the total return.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 1.95% after taking into account this expense reduction for the year ended October 31, 2007.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transactions costs, including sales charges (loads) on purchase or redemption payments; and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2007	Ending Account Value 10/31/2007	Expenses Paid During Period [1]
Actual	$1,000	$1,156.30	$10.60
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,015.38	$ 9.91

1 Expenses are equal to the Fund's annualized net expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Management's Discussion of Fund Performance

The Federated Kaufmann Fund's Class K Shares produced a total return of 31.07%, based on the net asset value for the reporting period ended October 31, 2007. The fund's benchmark, the Russell Midcap Growth Index, 1 had a total return of 19.72% for the reporting period and the Lipper Mid-Cap Growth Funds Category 2 had a median total return of 25.53%.

MARKET OVERVIEW

The fund outperformed its respective peers and benchmark. The stock market as a whole posted strong positive returns during the reporting period. This being true despite a slowing economy and increasing concerns related to the subprime mortgage crisis. In response to the credit crisis, the Federal Reserve Board cut the discount rate and federal funds target rate several times over the past few months. Concerns about inflation acceleration, energy prices, the housing market, the weak U.S. dollar, and balance sheets of large financial institutions have dominated the recent headlines. Clearly these concerns have increased volatility within the financial markets.

1 The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The index is unmanaged, and unlike the fund, is not affected by cashflows. Investments cannot be made in an index.

2 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges.

FUND PERFORMANCE

The Federated Kaufmann Fund's performance is driven primarily by bottom-up stock selection. Seven of our top ten contributing companies across multiple sectors each returned over 100% during the reporting period. Specifically First Solar (+542%), Mastercard (+156%), Abb Ltd. (+154%), Bharat Heavy Electrical (+150%), Housing Development Finance (+119%), Bharti Airtel (+117%), and Memc Electronic Materials (+106%) all contributed strongly to performance. In addition, Cytyc Corp. (+91%), Dresser-Rand Group (+78%), and Central European Media (+55%) were also amongst our top ten contributing companies.

Five of our laggard companies were in the Healthcare Sector. Specifically Sepracor (-41%), Nektar Therapeutics (-43%), Medicines Co. (-26%), Metabasis Therapeutics (-59%), and Arena Pharmaceuticals (-37%) all detracted from performance. Additional laggards included Spansion (-51%), CB Richard Ellis Group (-19%), Komag (-16%), Silicon Image (-46%), and Peoples United Financial (-12%). While it is interesting to know how specific stocks performed during the period, the success of these holdings won't be known until they are sold, typically over longer periods.

The sector exposures that result from our bottom-up investment process may provide some additional insight into the relative performance of the fund. Our underweight in the Energy sector relative to the benchmark hurt performance somewhat. The Fund's performance was also negatively impacted by the Fund's cash position which averaged between 5% and 10% during the period.

FEDERATED KAUFMANN FUND - CLASS K SHARES

The following tables show the Fund's rankings and total returns as compared with its Lipper peer group and benchmark as of October 31, 2007.

Lipper Ranking Based on Total Returns [2]	1-Year	2-Year	3-Years	5-Years	10-Years	15-Years	20-Years
Federated Kaufmann Fund--Class K Shares	156	72	95	54	16	2	1
Total Number of Mid-Cap Growth Funds	604	555	484	397	164	48	32

Average Annual Total Returns for the Period Ended 10/31/2007

	6-Month (Cumulative)	1-Year	3-Years	5-Years	10-Years	15-Years
Federated Kaufmann Fund--Class K Shares [3]	15.39%	30.81%	20.42%	20.53%	11.96%	15.52%
RMGI [4]	7.11%	19.72%	16.69%	19.21%	8.30%	11.22%
LMCGI [4]	16.40%	32.07%	19.49%	18.90%	8.34%	11.25%

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 0.20% redemption fee. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell Midcap Growth Index (RMGI) and the Lipper Mid-Cap Growth Index (LMCGI) have been adjusted to reflect reinvestment of all dividends on securities in the indexes.

2 Lipper rankings are based on total return and do not take sales charge into account.

3 Total returns reflect the 0.20% redemption fee.

4 The RMGI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The RMGI measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The LMCGI is an equal dollar-weighted index of the largest mutual funds within the mid-cap growth classification, as defined by Lipper, Inc. The LMCGI does not reflect sales charges and is adjusted for the reinvestment of capital gains and income dividends. The RMGI is unmanaged, and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2007, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Financials	19.8%
Health Care	18.5%
Industrials	14.8%
Information Technology	13.9%
Consumer Discretionary	7.2%
Energy	3.8%
Telecommunication Services	3.8%
Utilities	2.5%
Materials	1.9%
Consumer Staples	0.2%
Securities Lending Collateral [2]	14.6%
Cash Equivalents [3]	13.8%
Other Assets and Liabilities--Net [4]	(14.8)%
TOTAL	100.0%

1 Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing Securities Lending Collateral.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

October 31, 2007

Shares, or Units Held			Value in U.S. Dollars
		COMMON STOCKS--85.4%
		Consumer Discretionary--7.2%
509,600	[1,2,3]	B2W Companhia Global Do Varejo, GDR	$55,006,224
166,700		Bajaj Auto Ltd.	10,498,367
3,351,300		Belle International Holdings	5,379,204
5,540,100		Bharat Forge Ltd.	53,113,729
1,700,000	[1,4]	Central European Media Enterprises Ltd., Class A	195,075,000
6,300,800	[1]	China Dongxiang Group Co.	4,820,973
2,954,800	[1]	Cia Hering	19,036,789
631,500	[1,4]	Clear Channel Outdoor Holdings, Inc., Class A	16,052,730
2,938,500	[1]	Clear Media Ltd.	3,109,021
180,700		D.R. Horton, Inc.	2,293,083
952,600	[1]	Dick's Sporting Goods, Inc.	31,788,262
1,837,400	[1,5]	Dolan Media Co.	49,609,800
2,600,000	[1,4]	Ford Motor Co.	23,062,000
625,000	[4]	General Motors Corp.	24,493,750
16,768,600	[1]	Huabao International Holdings Ltd.	15,880,971
1,000,000	[1,2,3]	Hydrogen Corp.	3,140,000
250,000	[1]	Hydrogen Corp., Warrants 5/5/2011	30
800,000	[1,4]	Iconix Brand Group, Inc.	18,280,000
895,900		Kangwon Land, Inc.	23,872,100
700,000	[1]	Kohl's Corp.	38,479,000
500,000	[1,4]	Lamar Advertising Co.	26,730,000
800,000	[1,4]	Lodgenet Entertainment	17,256,000
500,000	[1,4]	Lululemon Athletica, Inc.	26,610,000
502,900	[1]	Maruti Suzuki India Ltd.	13,773,527
1,084,000		National CineMedia, Inc.	29,181,280
278,100	[1,4]	O'Reilly Automotive, Inc.	9,182,862
300,000	[4]	Orient-Express Hotel Ltd.	19,440,000
2,000,000		PetSmart, Inc.	59,900,000
3,537,200	[1,2,3]	Piaggio & C. SpA	15,870,994
742,652		Radico Khaitan Ltd.	3,430,588
357,900	[1]	SEB - Sistema Educacional Brasileiro SA	6,141,987
567,700		TVN SA	5,672,122
Shares, or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Consumer Discretionary--continued
129,800	[1]	Wet Seal, Inc., Class A	$343,970
924,900	[1]	hhgregg, Inc.	14,576,424
		TOTAL	841,100,787
		Consumer Staples--0.2%
3,675,700	[1]	China Flavors & Fragrances Co. Ltd.	1,802,221
2,250,000		ITC Ltd.	10,156,140
300,000	[4]	Whole Foods Market, Inc.	14,862,000
		TOTAL	26,820,361
		Energy--3.8%
7,746,600	[1,5]	Dresser-Rand Group, Inc.	299,793,420
1,247,405		Reliance Industries Ltd.	88,344,703
2,346,700		Spectra Energy Corp.	60,967,266
		TOTAL	449,105,389
		Financials--19.3%
2,344,135		3i Group PLC	52,884,642
130,000	[1,4]	Alleghany Corp.	51,092,600
1,000,000		Apollo Investment Corp.	20,800,000
1	[2]	Apollo Investment Fund V	6,753,305
3,027,700	[1]	Bovespa Holding SA	56,857,395
58,700	[1]	Brasil Brokers Participacoes	37,309,681
2,895,100	[4]	Brookfield Asset Management, Inc., Class A	118,091,129
7,500,000	[1,4]	CB Richard Ellis Services, Inc.	182,850,000
1,000,000		Calamos Asset Management, Inc.	34,020,000
1,472,500	[1]	China Aoyuan Property Group Ltd.	1,267,259
21,727,500	[1]	China Properties Group Ltd.	16,456,298
251,700		Cninsure, Inc.	6,365,493
7,192,848	[1]	DLF Ltd.	172,964,184
1	[2]	Denovo Ventures I LP	5,092,632
252,100	[1]	DuPont Fabros Technology, Inc.	5,415,108
743,100	[1,4]	E-House China Holdings Ltd., ADR	26,380,050
1	[1,2]	FA Private Equity Fund IV LP	700,051
414,100	[4]	Fortress Investment Group LLC, Class A	9,130,905
1	[2]	Greenfield Technology Venture Fund	1,400
3,883,200		Housing Development Finance Corp. Ltd.	273,044,055
4,200,000		ICICI Bank Ltd.	135,110,048
1,368,500	[4]	ICICI Bank Ltd., ADR	95,028,640
1	[2]	Incuvest LLC	0
Shares, or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Financials--continued
1	[1,2]	Infrastructure Fund	$92,965
1,100,000	[5]	James River Group, Inc.	37,730,000
1	[2]	Latin Healthcare Fund	3,082,486
3,300,000	[4]	Loews Corp.	161,997,000
1,852,200	[1,4,5]	MBF Healthcare Acquisition Corp.	15,419,565
132,500	[1,4]	Markel Corp.	71,976,650
2,500,000		Nuveen Investments, Class A	162,000,000
1	[1,2]	Peachtree Leadscope LLC	300,000
1	[2]	Peachtree Leadscope LLC	0
1	[2]	Peachtree Open Networks	0
1	[2]	Peachtree Velquest	0
5,168,500	[1,4]	People's United Financial, Inc.	91,895,930
2,269,100	[1]	Philadelphia Consolidated Holding Corp.	92,579,280
632,600		Power Corp. of Canada	27,134,867
29,466,221	[1]	Power Grid Corp. of India Ltd.	112,062,084
197,600	[1]	Pzena Investment Management, Inc., Class A	3,829,488
769,623	[1]	RHJ International	13,511,819
1	[2]	Rocket Ventures II	160,130
4,942,900		Shun Tak Hldgs	7,729,809
1,977,200	[1]	Sino-Ocean Land Holdings Ltd.	3,561,397
543,500	[1]	Trisul SA	3,517,291
4,995,000		Unitech Ltd.	48,675,322
133,000		White Mountains Insurance Group, Inc.	71,502,130
11,736,100	[1,2,3]	Yanlord Land Group Ltd.	31,798,115
		TOTAL	2,268,171,203
		Health Care--18.2%
200,000	[1]	Abaxis, Inc.	5,864,000
200,000		Abbott Laboratories	10,924,000
1,618,621	[1,5]	Accelrys, Inc.	12,576,685
500,000	[1,4]	Advanced Medical Optics, Inc.	13,725,000
1,500,000	[1]	Advancis Pharmaceutical Corp., Warrants 4/12/2012	771,042
100,000	[1]	Alexza Pharmaceuticals, Inc.	814,000
4,031,900	[1]	Alkermes, Inc.	65,316,780
3,000,008	[4]	Allergan, Inc.	202,740,541
200,000	[1,4]	Allscripts Healthcare Solutions, Inc.	5,540,000
700,000	[1,4]	Alnylam Pharmaceuticals, Inc.	22,106,000
2,000,000	[1,4,5]	Anadys Pharmaceuticals, Inc.	4,300,000
Shares, or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Health Care--continued
948,300	[1,4]	Anesiva, Inc.	$5,661,351
248,600	[1]	Animal Health International, Inc.	2,709,740
434,259	[1]	Ardais Corp., Warrants	0
434,259	[1,2]	Ardais Corp., Warrants 4/14/2009	0
2,500,000	[1,4]	Arena Pharmaceuticals, Inc.	24,025,000
112,800	[1,4]	Athenahealth, Inc.	4,312,344
2,935,250	[1,4,5]	Auxilium Pharmaceutical, Inc.	77,519,953
445,300	[1,2,3]	Avalon Pharmaceuticals, Inc.	2,306,654
628,500	[1]	Avalon Pharmaceuticals, Inc.	3,255,630
157,125	[1]	Avalon Pharmaceuticals, Inc., Warrants 5/24/2012	454,104
168,500		Aventis Pharma Ltd.	4,392,094
3,000,000	[1,5]	Avigen, Inc.	14,550,000
558,660	[1,2]	Avigen, Inc.	2,709,501
1,500,000	[1,4]	BioMarin Pharmaceutical, Inc.	41,595,000
126,800	[1]	BioMimetic Therapeutics, Inc.	1,746,036
278,600	[1,4]	Chindex International, Inc.	9,489,116
111,000	[1,5]	Chindex International, Inc., Warrants 3/31/2009	2,544,620
3,634,700	[1,4,5]	Conceptus, Inc.	79,708,971
600,000	[1,2,3,5]	Conceptus, Inc.	13,158,000
714,286	[2,5]	Conceptus, Inc.	15,664,292
625,000	[2]	Conceptus, Inc.	13,706,250
500,000	[1,2]	Cortek, Inc.	0
803,781	[1,4]	Cubist Pharmaceuticals, Inc.	18,808,475
2,142,857	[1,4]	Cyclacel Pharmaceuticals, Inc.	11,785,714
242,091	[1]	Cyclacel Pharmaceuticals, Inc., Warrants 2/17/2014	814,646
857,143	[1]	Cyclacel Pharmaceuticals, Inc., Warrants 4/28/2013	3,914,954
2,500,000	[1,4,5]	Cytokinetics, Inc.	12,375,000
489,500	[1]	Durect Corp.	2,848,890
4,774,300	[1,4,5]	Dyax Corp.	20,577,233
7,159,400	[1,4,5]	Dynavax Technologies Corp.	35,797,000
1,250,000	[1,2]	Endologix, Inc.	4,475,000
3,555,556	[1]	Endologix, Inc.	12,728,891
600,000	[1]	Endologix, Inc.	2,148,000
4,046,250	[1,2,4,5]	Endologix, Inc.	14,485,575
1,000,000	[1,4]	Enzon, Inc.	9,530,000
Shares, or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Health Care--continued
2,948,000	[1,4,5]	Favrille, Inc.	$8,431,280
1,317,490	[1]	Favrille, Inc.	3,768,022
461,121	[1]	Favrille, Inc., Warrants 3/7/2011	517,255
1,500,000	[1,4]	GTX, Inc.	23,670,000
302,400		GlaxoSmithkline Pharmaceuticals Ltd.	8,451,374
674,076	[1]	Hologic, Inc.	45,789,983
3,087,300	[1,4,5]	Illumina, Inc.	173,351,895
860,000	[1,4]	Immunicon Corp.	903,000
2,329,800	[1]	Incyte Genomics, Inc.	20,176,068
167,600	[1,4]	Insulet Corp.	4,196,704
1,045,895	[1,2,3]	Insulet Corp.	25,864,984
4,423,900	[1,4,5]	Isis Pharmaceuticals, Inc.	77,949,118
4,705,882	[1,2]	Isis Pharmaceuticals, Inc.	82,917,641
1,176,470	[1]	Isis Pharmaceuticals, Inc., Warrants 8/23/2010	15,695,945
1,453,431	[1,4]	Isolagen, Inc.	4,520,171
3,892,300	[1,5]	Kosan Biosciences, Inc.	19,811,807
741,500	[1,4]	Kyphon, Inc.	52,557,520
83,700	[1]	Masimo Corp.	2,864,214
1,231,100	[1,4]	Medarex, Inc.	14,711,645
2,525,700	[1]	Medicines Co.	48,367,155
441,000	[1,4]	Metabasis Therapeutics, Inc.	1,300,950
2,559,000	[1]	Metabasis Therapeutics, Inc.	7,549,050
895,650	[1,2]	Metabasis Therapeutics, Inc., Warrants 9/30/2010	650,115
1,754,500	[1,4]	Momenta Pharmaceuticals, Inc.	22,826,045
23,198,600	[1,4,5]	Monogram Biosciences, Inc.	35,261,872
4,381,825	[1,4,5]	Neurocrine Biosciences, Inc.	40,531,881
1,030,500	[1,4,5]	NeurogesX, Inc.	8,656,200
133,100	[1,2,3]	Newron Pharmaceuticals SpA	7,232,946
498,400	[1,4]	Nighthawk Radiology Holdings, Inc.	11,732,336
2,000,000	[1,4,5]	NxStage Medical, Inc.	29,500,000
1,806,200	[1]	OSI Pharmaceuticals, Inc.	75,083,734
602,500	[1,4]	Pain Therapeutics, Inc.	6,181,650
1,335,100	[1]	Pharmacopeia, Inc.	7,690,176
222,650	[1]	Pharmacopeia, Inc., Warrants 4/19/2011	614,290
665,468	[1,4]	Pharmacyclics, Inc.	1,437,411
250,000	[1]	Pharmion Corp.	12,030,000
64,200	[1]	Power Medical Interventions, Inc.	767,190
Shares, or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Health Care--continued
1,385,500	[1,4]	Progenics Pharmaceuticals, Inc.	$32,088,180
1,258,600	[1]	Protalix Biotherapeutics, Inc.	6,418,860
943,000	[1]	Regeneron Pharmaceuticals, Inc.	20,746,000
1,000,000	[1]	SXC Health Solutions Corp.	15,940,000
458,965	[1]	Sanarus Medical, Inc., Warrants	0
2,675,100		Schering Plough Corp.	81,644,052
200,000	[1,4]	Sirtris Pharmaceuticals, Inc.	3,392,000
274	[1]	Soteira, Inc.	343
2,000,000	[1,4,5]	Stereotaxis, Inc.	30,800,000
500,000	[1]	Sun Pharmaceutical Industries Ltd.	1,106,209
500,000		Sun Pharmaceutical Industries Ltd.	13,387,033
254,700	[1]	Thermage, Inc.	1,841,481
300,000	[1]	VCA Antech, Inc.	13,815,000
4,211,677	[1]	Vasogen, Inc., Warrants 11/8/2011	482,604
1,052,919	[1]	Vasogen, Inc., Warrants	0
1,947,200	[1,4,5]	Vical, Inc.	10,028,080
10,070,500	[1]	Warner Chilcott Ltd., Class A	186,606,365
1,410,138	[1,5]	World Heart Corp., Warrants 9/22/2008	9,654
267,200	[1,4]	WuXi PharmaTech Cayman, Inc., ADR	10,284,528
		TOTAL	2,146,628,098
		Industrials--14.8%
600,000	[1]	Aecom Technology Corp.	20,262,000
2,500,000		Aircastle Ltd.	80,775,000
841,100	[1,2,3]	Allen-Vanguard Corp.	9,331,211
3,087,000		Asea Brown Boveri Ltd.	123,249,202
2,825,600		Bharat Heavy Electricals Ltd.	187,398,497
1,436,600	[4]	CLARCOR, Inc.	52,378,436
200,000		Caterpillar, Inc.	14,922,000
17,919,300		China Metal International Ho	6,589,466
1,350,000	[1,4,5]	CoStar Group, Inc.	77,625,000
924,300	[1]	Copart, Inc.	35,474,634
2,598,173		Crompton Greaves Ltd.	26,825,136
550,000	[4]	Embraer - Empresa Brasileira de Aeronautica S/A, ADR	26,823,500
1,200,000	[4]	Expeditors International Washington, Inc.	60,780,000
300,000		FedEx Corp.	31,002,000
950,000	[1,4]	First Solar, Inc.	150,869,500
500,000		Forward Air Corp.	16,315,000
Shares, or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Industrials--continued
803,900	[1,5]	HireRight, Inc.	$9,630,722
1,200,000	[1]	IHS, Inc., Class A	75,660,000
1,000,000	[1,5]	Innovative Solutions and Support, Inc.	21,620,000
829,075	[1]	Interline Brands, Inc.	19,806,602
1,100,000	[1,4]	Kansas City Southern Industries, Inc.	42,559,000
46,000	[1]	Kenexa Corp.	1,348,720
1,156,791		Kuehne & Nagel International AG	124,027,487
300,000	[1,4]	LG Philips LCD Co. Ltd., ADR	8,115,000
400,000		Landstar System, Inc.	16,836,000
627,200	[4]	Macquarie Infrastructure Co. LL	26,191,872
4,997,764		Max India Ltd.	33,044,326
3,000,000	[1,2,3]	Nagarjuna Construction Co. Ltd., GDR	23,910,000
1,265,600	[1,4,5]	NuCo2, Inc.	32,639,824
108,200	[4]	Pacer International, Inc.	1,594,868
207,500		Panalpina Welttransport Holding AG	39,085,377
51,900		Precision Castparts Corp.	7,775,139
100,000	[1]	Quanta Services, Inc.	3,300,000
1,400,000	[1,4]	Ryanair Holdings PLC, ADR	68,866,000
400,000		Ryder System, Inc.	19,140,000
800,000	[4]	Simpson Manufacturing Co., Inc.	23,992,000
2,548,400	[1,4]	Spirit Aerosystems Holdings, Inc., Class A	88,480,448
553,500		TNT NV	22,642,038
913,100	[1]	TeleTech Holdings, Inc.	22,763,583
464,470	[1]	TransDigm Group, Inc.	21,142,675
820,800	[4]	Trinity Industries, Inc.	29,663,712
1,599,704		UTI Worldwide, Inc.	40,808,449
		TOTAL	1,745,264,424
		Information Technology--13.7%
1,000,000	[1]	Access Integrated Technology, Inc., Class A	4,640,000
500,000	[1]	Amdocs Ltd.	17,200,000
20,000	[1]	Anadigics, Inc.	295,000
1,252,900	[1]	Autodesk, Inc.	61,266,810
725,600	[1,4]	Blackboard, Inc.	36,207,440
1,400,000	[1]	CSR PLC	18,790,636
29,500	[1]	China Digital TV Hldg Co., ADR	1,157,285
2,007,900	[1]	Compugroup Holding AG	41,708,485
Shares, or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Information Technology--continued
3,000,000	[1,4]	Comverse Technology, Inc.	$57,660,000
800,000	[1,4]	DST Systems, Inc.	67,768,000
463,000	[1,4]	Eagle Test Systems, Inc.	5,852,320
400,000	[1,4]	Euronet Worldwide, Inc.	12,812,000
1,059,322	[2]	Expand Networks Ltd.	0
889,800	[1]	Genpact Ltd.	14,236,800
100,000	[1]	Google Inc.	70,700,000
53,900	[1]	Guidance Software, Inc.	793,408
872,800	[1]	Himax Technologies, Inc., ADR	3,316,640
750,000	[1,4]	Iron Mountain, Inc.	26,047,500
866,400	[1]	Jupitermedia Corp.	4,600,584
1,097,500	[1]	LDK Solar Co. Ltd., ADR	43,471,975
3,450,000	[1]	MEMC Electronic Materials, Inc.	252,609,000
3,725,000	[1,4,5]	Magma Design Automation	55,465,250
787,500	[4]	Mastercard, Inc.	149,270,625
2,340,000	[1]	Microsemi Corp.	62,267,400
2,280,000	[1]	NIC, Inc.	16,598,400
193,400		Nintendo Corp. Ltd.	120,534,478
4,700,000	[1,4]	ON Semiconductor Corp.	47,940,000
530,000	[1,2,3,5]	Online Resources Corp.	4,902,500
1,000,000	[1]	Online Resources Corp.	9,250,000
1,000,000	[1]	Oracle Corp.	22,170,000
3,040,000	[1]	Parametric Technology Corp.	58,064,000
417,200	[1,2,3,4]	Redecard SA, GDR	17,647,560
225,700	[1]	SI International, Inc.	6,366,997
1	[2]	Sensable Technologies, Inc.	200,559
3,751,199	[2]	Sensable Technologies, Inc.	0
3,218,000	[1]	Silicon Image, Inc.	20,498,660
4,952,157	[1,5]	Solera Holdings, Inc.	106,520,897
2,513,501	[1,4]	Spansion, Inc.	17,720,182
1,523,200	[1,4,5]	TNS, Inc.	24,599,680
1,598,700	[1]	Telecity Group PLC	10,687,231
1,700,000	[1]	ValueClick, Inc.	46,223,000
970,352	[1]	Veraz Networks, Inc.	7,782,223
350,000	[1,4]	WebMD Health Corp., Class A	16,089,500
1,400,000	[1]	eBay, Inc.	50,540,000
		TOTAL	1,612,473,025
Shares, or Units Held			Value in U.S. Dollars
		COMMON STOCKS--continued
		Materials--1.9%
2,000,000	[4]	Cemex S.A. de C.V., ADR	$61,340,000
20,179,200	[1]	Lee & Man Paper Manufacturing Ltd.	79,672,723
12,325,100		Nine Dragons Paper Holdings Ltd.	32,998,397
39,188,000		Sinofert Holdings Ltd.	36,607,996
15,951,000	[1]	TPI Polene Co. Ltd.	7,509,666
		TOTAL	218,128,782
		Telecommunication Services--3.8%
9,970,900	[1]	Bharti Airtel Ltd.	256,857,139
1,450,000		NTELOS Holdings Corp.	43,775,500
580,000	[1]	Neuf Cegetel	29,321,528
2,050,800	[1,4]	PAETEC Holding Corp.	27,583,260
4,041,700		PT Telekomunikasi Indonesia	4,776,110
371,700		PT Telekomunikasi Indonesia, Class CS, ADR	17,934,525
600,000	[1]	Syniverse Holdings, Inc.	10,014,000
2,550,000	[1,4]	Time Warner Telecom, Inc.	59,262,000
		TOTAL	449,524,062
		Utilities--2.5%
232,960	[1]	BF Utilities Ltd.	15,391,646
3,340,700	[1]	China Resources Power Holdings Co. Ltd.	12,284,759
200,000	[4]	Consolidated Water Co.	6,630,000
881,900		Dominion Resources, Inc.	80,808,497
1,000,000	[4]	ITC Holdings Corp.	57,240,000
14,855,700		NTPC Ltd.	90,308,724
100,000		Northeast Utilities Co.	3,083,000
168,297,100	[1]	PNOC Energy Development Corp.	29,282,463
		TOTAL	295,029,089
		TOTAL COMMON STOCKS (IDENTIFIED COST $6,052,846,387)	10,052,245,220
		PREFERRED STOCKS--0.6%
		Financials--0.5%
173,200	[1,5]	Alleghany Corp., Conv. Pfd., $15.21 Annual Dividend	63,388,256
		Health Care--0.1%
1,694,915	[2]	Ardais Corp., Conv. Pfd.	0
790,960	[2]	Ardais Corp., Conv. Pfd., Series C	0
446,816	[2]	Cortek, Inc., Conv. Pfd., Series D2	0
1,515,152	[2]	Cortex, Inc., Pfd., Series D	0
Shares, Units Held or Principal Amount			Value in U.S. Dollars
		PREFERRED STOCKS--continued
		Health Care--continued
126,065	[2]	Dexcom, Inc., Pfd.	$1,172,405
1,058,043	[2]	Sanarus Medical, Inc., Pfd., Series A	0
1,448,436	[2]	Sanarus Medical, Inc., Pfd., Series B	0
4,456,271	[2]	Sanarus Medical, Inc., Pfd., Series C	0
3,555,987		Sanarus Medical, Inc., Pfd., Series D	2,837,678
1,408,979		Sanarus Medical, Inc., Pfd., Series E	1,301,756
958,744		Soteira, Inc., Pfd.	1,198,430
		TOTAL	6,510,269
		Information Technology--0.0%
679,348	[2]	Multiplex, Inc., Pfd., Series C	0
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $80,964,098)	69,898,525
		CORPORATE BONDS--0.4%
		Health Care--0.2%
$1		Ardais Corp. Conv. Bond	50,300
19,800,000	[2,3]	Isis Pharmaceuticals, Inc., Conv. Bond, 2.625%, 2/15/2027	27,536,850
		TOTAL	27,587,150
		Information Technology--0.2%
24,802,000	[2,3]	BearingPoint, Inc., Conv. Bond, 5.00%, 4/15/2025	24,709,613
		TOTAL CORPORATE BONDS (IDENTIFIED COST $45,036,259)	52,296,763
		CORPORATE NOTES--0.0%
		Health Care--0.0%
1		Ardais Corp. Conv. Bond	50,300
2,087,000	[2,3]	Neurochem, Inc., Conv. Bond, 6.00%, 11/15/2026	1,043,500
		TOTAL	1,093,800
		Information Technology--0.0%
3,950,000		Blackboard, Inc., Conv. Bond, 3.25%, 7/1/2027	4,618,735
		TOTAL CORPORATE NOTES (IDENTIFIED COST $6,468,384)	5,712,535
		MUTUAL FUNDS--13.8%
813,052,899	[5,6]	Government Obligations Fund, Institutional Shares, 4.79%	813,052,899
809,744,929	[5,6]	Prime Value Obligations Fund, Institutional Shares, 5.06%	809,744,929
		TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)	1,622,797,828
Principal Amount			Value in U.S. Dollars
		REPURCHASE AGREEMENTS--14.6%
$916,062,000		Interest in $2,500,000,000 joint repurchase agreement 4.97%, dated 10/31/2007 under which Bear Stearns and Co., Inc. will repurchase U.S. Government Agency securities with various maturities to 11/1/2037 for $2,500,345,139 on 11/1/2007. The market value of the underlying securities at the end of the period was $2,564,693,829 (purchased with proceeds from securities lending collateral).	$916,062,000
800,000,000		Interest in $4,000,000,000 joint repurchase agreement 4.97%, dated 10/31/2007 under which ING Financial Markets LLC will repurchase U.S. Government Agency securities with various maturities to 9/1/2047 for $4,000,552,222 on 11/1/2007. The market value of the underlying securities at the end of the period was $4,081,081,493 (purchased with proceeds from securities lending collateral).	800,000,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	1,716,062,000
		TOTAL INVESTMENTS--114.8% (IDENTIFIED COST $9,524,174,956) [7]	13,519,012,871
		OTHER ASSETS AND LIABILITIES - NET--(14.8)%	(1,747,264,261)
		TOTAL NET ASSETS--100%	$11,771,748,610

1 Non-income producing security.

2 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2007, these restricted securities amounted to $415,623,458, which represented 3.5% of total net assets.

3 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At October 31, 2007, these liquid restricted securities amounted to $263,459,151, which represented 2.2% of total net assets.

4 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

5 Affiliated company. At October 31, 2007, these securities amounted to $3,159,331,858 which represented 26.8% of total net assets.

6 7-Day net yield.

7 The cost of investments for federal tax purposes amounts to $9,613,470,300.

At October 31, 2007, the Fund had outstanding foreign exchange contracts as follows:

Settlement Date	Foreign Currency Units to Receive	In Exchange For	Contracts at Value	Unrealized Appreciation
Contract Purchased:
11/1/2007	1,182,560 Euro	$1,708,208	$1,712,996	$ 4,788
11/5/2007	2,132,861 Polish Zloty	$ 847,719	$ 852,411	$ 4,692

Settlement Date	Foreign Currency Units to Deliver	In Exchange For	Contracts at Value	Unrealized Depreciation
Contract Sold:
11/1/2007	68,263 Euro	$ 98,579	$ 98,883	$ (304)
11/1/2007	4,866,262 Swiss Francs	$ 4,177,677	$4,200,848	$ (23,171)
11/2/2007	2,932,644 Swiss Francs	$2,529,133	$2,531,633	$ (2,500)
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(16,495)

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2007.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depository Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2007

Assets:
Investments in securities	$11,802,950,871
Investments in repurchase agreements	1,716,062,000
Total investments in securities, at value including $3,159,331,858 of investments in affiliated issuers (Note 5) and $1,694,684,064 of securities loaned (identified cost $9,524,174,956)		$13,519,012,871
Cash		23,375
Cash denominated in foreign currencies (identified cost $39,010,296)		39,009,518
Income receivable		2,268,146
Receivable for investments sold		58,534,887
Receivable for shares sold		11,040,656
Receivable for foreign exchange contracts		9,480
Receivable for escrow due		746,281
Other assets		11,200,000
TOTAL ASSETS		13,641,845,214
Liabilities:
Payable for investments purchased	$72,971,185
Payable for shares redeemed	35,182,854
Payable for collateral due to broker for securities loaned	1,716,062,000
Payable for limited partnership commitments	2,500,000
Payable for foreign exchange contracts	25,975
Payable for distribution services fee (Note 5)	2,742,951
Payable for shareholder services fee (Note 5)	5,811,733
Accrued expenses	34,799,906
TOTAL LIABILITIES		1,870,096,604
Net assets for 1,688,961,381 shares outstanding		$11,771,748,610
Net Assets Consist of:
Paid-in capital		$6,809,322,439
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		3,998,533,694
Accumulated net realized gain on investments, options and foreign currency transactions		1,036,113,887
Accumulated net investment income (loss)		(72,221,410)
TOTAL NET ASSETS		$11,771,748,610

Statement of Assets and Liabilities-continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($3,730,839,732 ÷ 530,406,102 shares outstanding), no par value, unlimited shares authorized	$7.03
Offering price per share (100/94.50 of $7.03) [1]	$7.44
Redemption proceeds per share	$7.03
Class B Shares:
Net asset value per share ($1,362,194,814 ÷ 201,762,743 shares outstanding), no par value, unlimited shares authorized	$6.75
Offering price per share	$6.75
Redemption proceeds per share (94.50/100 of $6.75) [1]	$6.38
Class C Shares:
Net asset value per share ($1,246,604,078 ÷ 184,581,428 shares outstanding), no par value, unlimited shares authorized	$6.75
Offering price per share	$6.75
Redemption proceeds per share (99.00/100 of $6.75) [1]	$6.68
Class K Shares:
Net asset value per share ($5,432,109,986 ÷ 772,211,108 shares outstanding), no par value, unlimited shares authorized	$7.03
Offering price per share	$7.03
Redemption proceeds per share (99.80/100 of $7.03) [1]	$7.02

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2007

Investment Income:
Dividends (including $43,221,958 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $1,175,849)		$114,330,104
Interest (including income on securities loaned of $10,187,070)		22,808,430
TOTAL INCOME		137,138,534
Expenses:
Investment adviser fee (Note 5)	$147,339,600
Administrative personnel and services fee (Note 5)	8,179,046
Custodian fees	3,812,012
Transfer and dividend disbursing agent fees and expenses--Class A Shares	3,827,434
Transfer and dividend disbursing agent fees and expenses--Class B Shares	1,486,201
Transfer and dividend disbursing agent fees and expenses--Class C Shares	1,252,464
Transfer and dividend disbursing agent fees and expenses--Class K Shares	5,929,031
Directors'/Trustees' fees	110,842
Auditing fees	48,548
Legal fees	6,599
Portfolio accounting fees	219,640
Distribution services fee--Class A Shares (Note 5)	8,072,702
Distribution services fee--Class B Shares (Note 5)	9,415,215
Distribution services fee--Class C Shares (Note 5)	7,920,234
Distribution services fee--Class K Shares (Note 5)	23,995,735
Shareholder services fee--Class A Shares (Note 5)	7,878,779
Shareholder services fee--Class B Shares (Note 5)	3,138,405
Shareholder services fee--Class C Shares (Note 5)	2,627,815
Shareholder services fee--Class K Shares (Note 5)	11,920,416
Account administration fee--Class A Shares	24,387
Account administration fee--Class C Shares	2,589
Account administration fee--Class K Shares	434
Share registration costs	141,006
Printing and postage	1,012,230
Insurance premiums	49,832
Miscellaneous	37,704
TOTAL EXPENSES	248,448,900

Statement of Operations-continued

Waivers, Reimbursements and Expense Reduction (Note 5):
Waiver/reimbursement of investment adviser fee	$(15,509,432)
Waiver of administrative personnel and services fee	(300,255)
Waiver of distribution services fee--Class A Shares	(2,013,651)
Waiver of distribution services fee--Class C Shares	(182,239)
Waiver of distribution services fee--Class K Shares	(15,395,009)
Reimbursement of shareholder services fee--Class B Shares	(206,858)
Fees paid indirectly for directed brokerage arrangements	(93,387)
TOTAL WAIVERS, REIMBURSEMENTS AND EXPENSE REDUCTION		$(33,700,831)
Net expenses			$214,748,069
Net investment income (loss)			(77,609,535)
Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain on investments, options and foreign currency transactions (including realized gain of $12,139,756 on sale of investments in affiliated issuers (Note 5) and foreign taxes withheld of $20,663,580)			1,097,420,374
Net realized gain on written options			263,155
Net change in unrealized appreciation of investments, options and translation of assets and liabilities in foreign currency			1,798,994,532
Net realized and unrealized gain on investments, options and foreign currency transactions			2,896,678,061
Change in net assets resulting from operations			$2,819,068,526

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(77,609,535)	$(98,646,320)
Net realized gain on investments, options and foreign currency transactions	1,097,683,529	1,224,417,228
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	1,798,994,532	178,803,741
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,819,068,526	1,304,574,649
Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(349,173,925)	(130,614,771)
Class B Shares	(147,431,794)	(67,354,418)
Class C Shares	(114,870,712)	(44,544,397)
Class K Shares	(523,799,089)	(230,822,128)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,135,275,520)	(473,335,714)
Share Transactions:
Proceeds from sale of shares	1,524,877,108	1,563,338,621
Proceeds from shares issued in connection with the tax-free transfer of assets from Wayne Hummer Growth Fund	--	157,595,010
Net asset value of shares issued to shareholders in payment of distributions declared	1,040,150,098	434,775,027
Cost of shares redeemed	(1,795,533,488)	(1,517,980,769)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	769,493,718	637,727,889
Change in net assets	2,453,286,724	1,468,966,824
Net Assets:
Beginning of period	9,318,461,886	7,849,495,062
End of period (including accumulated net investment income (loss) of $(72,221,410) and $(32,638,835), respectively)	$11,771,748,610	$9,318,461,886

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2007

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Kaufmann Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class B Shares and Class C Shares are presented separately. The investment objective of the Fund is to provide capital appreciation.

On March 24, 2006, the Fund received assets from Wayne Hummer Growth Fund, as a result of a tax-free reorganization, as follows:

Class A Shares of the Fund Issued	Wayne Hummer Growth Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of Fund Prior to Combination	Net Assets of Wayne Hummer Growth Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
25,877,670	$157,595,010	$91,589,536	$9,245,245,708	$157,595,010	$9,402,840,718

1 Unrealized Appreciation is included in the Wayne Hummer Growth Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  with respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  with respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class K Shares may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Written Options Contracts

The Fund may write option contracts. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended October 31, 2007, the Fund had realized gains of $263,155 on written options.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at 10/31/2006	77,500,000	$ 519,250
Contracts written	52,700,000	5,270
Contracts expired	(105,400,000)	(358,360)
Contracts bought back	(24,800,000)	(166,160)
Outstanding at 10/31/2007	--	$ --

At October 31, 2007, the Fund had no outstanding written option contracts.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2007, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$1,694,684,064	$1,716,062,000

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at October 31, 2007, is as follows:

Security	Acquisition Date	Acquisition Cost
Apollo Investment Fund V	5/18/2001	$ 189,258
Ardais Corp., Conv. Pfd.	3/2/2001 - 3/8/2001	9,999,999
Ardais Corp., Conv. Pfd., Series C	12/18/2002	4,666,664
Ardais Corp. Warrants 4/14/2009	4/15/2004	--
Avigen, Inc.	5/10/2006	3,000,004
Conceptus, Inc.	8/11/2005	4,500,000
Conceptus, Inc.	4/10/2001	5,000,000
Cortek, Inc.	2/29/2000	--
Cortek, Inc., Conv. Pfd., Series D2	3/31/2003	--
Cortex, Inc., Pfd., Series D	6/18/2001	--
Denovo Ventures I LP	3/9/2000	3,132,145
DexCom, Inc., Pfd.	12/30/2004	678,910
Endologix, Inc.	7/7/2005	5,000,000
Endologix, Inc.	12/8/2003 - 4/25/2007	18,017,354
Expand Networks Ltd.	9/22/2000	2,500,000
FA Private Equity Fund IV LP	3/4/2002	520,660
Greenfield Technology Venture Fund	6/15/1998	75,504
Incuvest LLC	1/6/2000	5,000,000
Security	Acquisition Date	Acquisition Cost
Infrastructure Fund	8/11/2000	$ 450,346
Isis Pharmaceuticals, Inc.	8/23/2005	19,882,351
Latin Healthcare Fund	11/28/2000	--
Metabasis Therapeutics, Inc., Warrants 9/30/2010	10/3/2005	111,956
Multiplex, Inc., Pfd., Series C	2/22/2001	5,000,001
Peachtree Leadscope LLC	4/30/2002	3,000,000
Peachtree Leadscope LLC	6/30/2000	712,054
Peachtree Open Networks	10/5/2000	990,753
Peachtree Velquest	9/14/2000	494,382
Rocket Ventures II	7/20/1999	10,015,342
Sanarus Medical, Inc., Pfd., Series A	11/16/1999	1,561,804
Sanarus Medical, Inc., Pfd., Series B	7/16/2001	2,495,648
Sanarus Medical, Inc., Pfd., Series C	10/23/2003	3,004,288
Sensable Technologies, Inc.	10/15/2004	--
Sensable Technologies, Inc.	12/16/2003	401,118

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2007		2006
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	133,167,878	$813,950,052	148,403,150	$863,321,275
Shares issued in connection with the tax-free transfer of assets from Wayne Hummer Growth Fund	--	--	25,877,670	157,595,010
Shares issued to shareholders in payment of distributions declared	55,509,537	306,412,650	21,033,041	114,209,425
Shares redeemed	(132,768,963)	(811,676,843)	(113,764,940)	(657,819,683)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	55,908,452	$308,685,859	81,548,921	$477,306,027

Year Ended October 31	2007		2006
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	15,299,209	$89,580,939	25,943,976	$146,781,587
Shares issued to shareholders in payment of distributions declared	25,463,704	135,721,540	11,718,063	61,988,556
Shares redeemed	(40,110,420)	(235,907,343)	(41,315,930)	(232,198,795)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	652,493	$(10,604,864)	(3,653,891)	$(23,428,652)

Year Ended October 31	2007		2006
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	44,475,467	$260,397,910	42,213,562	$238,191,783
Shares issued to shareholders in payment of distributions declared	16,484,298	87,861,308	6,356,907	33,691,655
Shares redeemed	(32,215,615)	(189,409,914)	(27,305,399)	(153,223,685)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	28,744,150	$158,849,304	21,265,070	$118,659,753

Year Ended October 31	2007		2006
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	58,865,278	$360,948,207	54,033,107	$315,043,976
Shares issued to shareholders in payment of distributions declared	92,419,315	510,154,600	41,415,335	224,885,391
Shares redeemed	(91,317,132)	(558,539,388)	(82,340,837)	(474,738,606)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	59,967,461	$312,563,419	13,107,605	$65,190,761
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	145,272,556	$769,493,718	112,267,705	$637,727,889

Redemption Fee

The Fund's Class K Shares impose a redemption fee of 0.20% on the redemption price of the Fund's Class K Shares capital stock shares redeemed, if such shares were purchased after February 1, 1985. The redemption fee is applied to the Fund's Class K Shares expenses for providing redemption services, including, but not limited to: transfer agent fees, postage, printing, telephone and related employment costs. Excess fee proceeds, if any, are added to the Fund's assets. Shares acquired through employer-sponsored retirement plans will not be subject to the redemption fee. However, if shares are purchased for a retirement plan account through a broker, financial institution or other intermediary maintaining an omnibus account for the shares, the waiver may not apply. In addition, this waiver does not apply to individual retirement accounts, such as Traditional, Roth and SEP-IRAs. For the year ended October 31, 2007, redemption fees of $812,313 were allocated to cover the cost of redemptions. For the year ended October 31, 2006, redemption fees of $494,990 were allocated to cover the cost of redemptions.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, partnership adjustments, net operating loss, foreign capital gains tax expense realized, equalization and passive foreign investment company adjustment.

For the year ended October 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$1,678,804	38,026,960	$(39,705,764)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2007 and 2006, was as follows:

	2007	2006
Ordinary income [1]	$ 87,724,524	$ 112,752
Long-term capital gains	$1,047,550,996	$473,222,962

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$270,483,716
Undistributed long-term capital gains	$790,765,883
Net unrealized appreciation	$3,916,733,702
Capital loss carryforwards	$(15,557,130)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, partnership adjustments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

At October 31, 2007, the cost of investments for federal tax purposes was $9,613,470,300. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates and outstanding foreign currency exchange contracts was $3,916,742,571. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $4,183,223,941 and net unrealized depreciation from investments for those securities having an excess of cost over value of $266,481,370.

At October 31, 2007, the Fund had a capital loss carryforward of $15,557,130 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

As a result of the tax-free transfer of assets from Federated Aggressive Growth Fund to the Fund, certain capital loss carryforwards listed above may be limited.

The Fund used capital loss carryforwards of $7,778,565 to offset taxable capital gains realized during the year ended October 31, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 1.425% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, the Adviser voluntarily waived $14,918,274 of its fee.

Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the "Sub-Adviser"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2007, the Sub-Adviser earned a sub-adviser fee of $121,490,548.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $300,255 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, FSC voluntarily waived $17,590,899 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2007, FSC retained $14,518,417 of fees paid by the Fund.

Sales Charges

For the year ended October 31, 2007, FSC retained $597,523 in sales charges from the sale of Class A Shares. FSC also retained $22,209 of contingent deferred sales charges relating to redemptions of Class A Shares and $41,184 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial Intermediaries may include a company affiliated with management of Federated Investors, Inc. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. A Financial Intermediary affiliated with management of Federated Investors, Inc. received $12,779 of Service Fees for the year ended October 31, 2007. For the year ended October 31, 2007, FSSC voluntarily reimbursed $206,858 of shareholder services fees. For the year ended October 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2007, the Fund's expenses were reduced by $93,387 under these arrangements.

Commitments and Contingencies

In the course of pursuing its investment objective, the Fund sometimes invests in limited partnerships and limited liability companies. These entities often require the Fund to commit to a total dollar amount to be invested. The actual investments are usually made in installments over a period of time. At October 31, 2007, the Fund had total commitments to limited partnerships and limited liability companies of $45,273,400; of this amount $43,024,021 was actually invested by the Fund leaving the Fund contingently liable for additional investments of $2,249,379.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.95%, 2.50%, 2.50% and 1.95%, respectively, for the fiscal year ending October 31, 2008. Although these actions are voluntary, the Adviser and its affiliates agree not to terminate these waivers and/or reimbursements until after December 31, 2008.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies and Affiliated Holdings

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the year ended October 31, 2007 were as follows:

Affiliates	Balance of Shares Held 10/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2007	Value	Dividend Income
Accelrys, Inc.	1,927,000	--	308,379	1,618,621	$12,576,685	$ --
Alleghany Corp., Conv. Pfd.	173,200	--	--	173,200	63,388,256	2,635,134
Anadys Pharmaceuticals, Inc.	2,000,000	--	--	2,000,000	4,300,000	--
Auxilium Pharmaceutical, Inc.	2,073,628	861,622	--	2,935,250	77,519,953	--
Avigen, Inc.	3,000,000	666,800	666,800	3,000,000	14,550,000	--
Chindex International, Inc., Warrants 3/31/2009	111,000	--	--	111,000	2,544,620	--
Conceptus, Inc.	600,000	--	--	600,000	13,158,000	--
Conceptus, Inc.	3,634,700	--	--	3,634,700	79,708,971	--
Conceptus, Inc.	714,286	--	--	714,286	15,664,292	--
CoStar Group, Inc.	1,200,000	200,000	50,000	1,350,000	77,625,000	--
Cytokinetics, Inc.	4,763,500	--	2,263,500	2,500,000	12,375,000	--
Dolan Media Co.	--	1,837,400	--	1,837,400	49,609,800	--
Dresser-Rand Group, Inc.	5,225,000	6,540,200	4,018,600	7,746,600	299,793,420	--
Dyax Corp.	6,000,000	750,000	1,975,700	4,774,300	20,577,233	--
Dynavax Technologies Corp.	7,000,000	159,400	--	7,159,400	35,797,000	--
Endologix, Inc.	3,985,950	60,300	--	4,046,250	14,485,575	--
Favrille, Inc.	49,400	2,898,600	--	2,948,000	8,431,280	--
HireRight, Inc.	--	803,900	--	803,900	9,630,722	--
Affiliates	Balance of Shares Held 10/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2007	Value	Dividend Income
Illumina, Inc.	2,891,800	195,500	--	3,087,300	$ 173,351,895	$ --
Innovative Solutions and Support, Inc.	1,000,000	165,000	165,000	1,000,000	21,620,000	--
Isis Pharmaceuticals, Inc.	3,808,200	615,700	--	4,423,900	77,949,118	--
James River Group, Inc.	818,900	281,100	--	1,100,000	37,730,000	495,000
Kosan Biosciences, Inc.	2,750,000	1,727,700	585,400	3,892,300	19,811,807	--
Magma Design Automation	4,680,000	--	955,000	3,725,000	55,465,250	--
MBF Healthcare Acquisition Corp.	--	1,852,200	--	1,852,200	15,419,565	--
Monogram Biosciences, Inc.	23,198,600	--	--	23,198,600	35,261,872	--
Neurocrine Biosciences, Inc.	1,868,900	3,699,096	1,186,171	4,381,825	40,531,881	--
NeurogesX, Inc.	--	1,030,500	--	1,030,500	8,656,200	--
NuCo2, Inc.	1,265,600	--	--	1,265,600	32,639,824	--
NxStage Medical, Inc.	2,200,000	49,500	249,500	2,000,000	29,500,000	--
Online Resources Corp.	530,000	--	--	530,000	4,902,500	--
Solera Holdings, Inc.	--	5,191,457	239,300	4,952,157	106,520,897	--
Stereotaxis, Inc.	643,700	1,602,200	245,900	2,000,000	30,800,000	--
TNS, Inc.	1,523,200	--	--	1,523,200	24,599,680	6,092,800
Vical, Inc.	1,858,600	88,600	--	1,947,200	10,028,080	--
World Heart Corp., Warrants 9/22/2008	1,410,138	--	--	1,410,138	9,654	--
TOTAL OF AFFILIATED COMPANIES	92,905,302	31,276,775	12,909,250	111,272,827	$1,536,534,030	$9,222,934

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2007, the Adviser reimbursed $591,158 in connection with the affiliated mutual funds listed below. Transactions with affiliated holdings during the year ended October 31, 2007 were as follows:

Affiliates	Balance of Shares Held 10/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2007	Value	Dividend Income
Government Obligations Fund, Institutional Shares	--	1,336,805,378	523,752,479	813,052,899	$ 813,052,899	$ 4,850,585
Prime Value Obligations Fund, Institutional Shares	--	2,998,434,653	2,188,689,724	809,744,929	809,744,929	29,148,439
TOTAL OF AFFILIATED HOLDINGS	--	4,335,240,031	2,712,442,203	1,622,797,828	$1,622,797,828	$33,999,024

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2007, were as follows:

Purchases	$4,628,126,881
Sales	$5,829,710,190

7. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At October 31, 2007, the diversification of countries was as follows:

Country	Percentage of Net Assets
United States	53.9%
India	15.3%
Bermuda	4.7%
Brazil	1.9%
Canada	1.7%
Switzerland	1.4%
China	1.0%
Country	Percentage of Net Assets
Japan	1.0%
Cayman Islands	0.8%
United Kingdom	0.7%
Hong Kong	0.7%
Ireland	0.6%
Mexico	0.5%
Germany, Federal Republic of	0.3%
British Virgin Islands	0.3%
Republic of Korea	0.3%
France	0.3%
Philippines	0.2%
Italy	0.2%
Indonesia	0.2%
Netherlands	0.2%
Belgium	0.1%
Thailand	0.1%
Poland	0.1%
Taiwan, Province of China	0.0% [1]

1 Represents less than 0.1%.

8. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the program was not utilized.

10. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than April 30, 2008. Management has concluded that the adoption of FIN 48 is not expected to have a material impact on the Fund's net assets or results of operations.

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2007, the amount of long-term capital gains designated by the Fund was $1,047,550,996.

For the fiscal year ended October 31, 2007, 40.28% of total ordinary dividends (including short-term capital gain) paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2007, 18.54% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED KAUFMANN FUND:

We have audited the accompanying statement of assets and liabilities of Federated Kaufmann Fund (the "Fund") (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Kaufmann Fund, a portfolio of Federated Equity Funds at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 18, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Lawrence Auriana has been the Fund's Portfolio Manager since February 1986. Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date: June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations: Walter C. Bean is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and Director of Investments for Managed Accounts. Mr. Bean joined Federated in 2000. Mr. Bean is responsible for the investment process for the managed accounts portfolios. His previous associations included: Chief Investment Officer and Portfolio Manager at C.S. McKee & Company; various investment management and research positions with First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean is a Chartered Financial Analyst. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from Pennsylvania State University. Mr. Bean has 35 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Hans P. Utsch has been the Fund's Portfolio Manager since February 1986. Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory Contract

FEDERATED KAUFMANN FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2007. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2006, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time. The Board agreed to monitor future developments and review changes in industry practices or competitive initiatives.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory and subadvisory contracts. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Kaufmann Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172644

26851 (12/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Kaufmann Small Cap Fund

Established 2002

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2007

Class A Shares
Class B Shares
Class C Shares
Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,								Period Ended
	2007		2006		2005		2004		10/31/2003	[1]
Net Asset Value, Beginning of Period	$24.45		$20.60		$19.30		$17.07		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.30	) [2]	(0.33	) [2]	(0.35	) [2]	(0.31	) [2]	(0.21	) [2]
Net realized and unrealized gain on investments and foreign currency transactions	5.19		4.51		2.76		2.79		7.28
TOTAL FROM INVESTMENT OPERATIONS	4.89		4.18		2.41		2.48		7.07
Less Distributions:
Distributions from net realized gain on investments	(1.18)		(0.33)		(1.11)		(0.25)		--
Net Asset Value, End of Period	$28.16		$24.45		$20.60		$19.30		$17.07
Total Return [3]	20.92%		20.50%		12.79%		14.72%		70.70%

Ratios to Average Net Assets:
Net expenses	1.95%		1.95%		1.95%		1.95%		1.95	% [4]
Net investment income (loss)	(1.15)%		(1.39)%		(1.73)%		(1.72)%		(1.67	)% [4]
Expense waiver/reimbursement [5]	0.24%		0.24%		0.28%		0.31%		0.85	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$967,496		$724,411		$371,092		$216,310		$121,125
Portfolio turnover	46%		51%		42%		68%		70%

1 Reflects operations for the period from December 18, 2002 (date of initial public investment) to October 31, 2003.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,								Period Ended
	2007		2006		2005		2004		10/31/2003	[1]
Net Asset Value, Beginning of Period	$23.99		$20.33		$19.16		$17.04		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.43	) [2]	(0.45	) [2]	(0.46	) [2]	(0.41	) [2]	(0.29	) [2]
Net realized and unrealized gain on investments and foreign currency transactions	5.07		4.44		2.74		2.78		7.33
TOTAL FROM INVESTMENT OPERATIONS	4.64		3.99		2.28		2.37		7.04
Less Distributions:
Distributions from net realized gain on investments	(1.18)		(0.33)		(1.11)		(0.25)		--
Net Asset Value, End of Period	$27.45		$23.99		$20.33		$19.16		$17.04
Total Return [3]	20.25%		19.83%		12.17%		14.09%		70.40%

Ratios to Average Net Assets:
Net expenses	2.50%		2.50%		2.50%		2.50%		2.50	% [4]
Net investment income (loss)	(1.70)%		(1.95)%		(2.28)%		(2.27)%		(2.22	)% [4]
Expense waiver/reimbursement [5]	0.23%		0.24%		0.23%		0.26%		0.80	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$177,325		$159,357		$117,744		$87,938		$43,390
Portfolio turnover	46%		51%		42%		68%		70%

1 Reflects operations for the period from December 18, 2002 (date of initial public investment) to October 31, 2003.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,								Period Ended
	2007		2006		2005		2004		10/31/2003	[1]
Net Asset Value, Beginning of Period	$23.99		$20.33		$19.16		$17.04		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.43	) [2]	(0.45	) [2]	(0.46	) [2]	(0.41	) [2]	(0.29	) [2]
Net realized and unrealized gain on investments and foreign currency transactions	5.07		4.44		2.74		2.78		7.33
TOTAL FROM INVESTMENT OPERATIONS	4.64		3.99		2.28		2.37		7.04
Less Distributions:
Distributions from net realized gain on investments	(1.18)		(0.33)		(1.11)		(0.25)		--
Net Asset Value, End of Period	$27.45		$23.99		$20.33		$19.16		$17.04
Total Return [3]	20.25%		19.83%		12.17%		14.09%		70.40%

Ratios to Average Net Assets:
Net expenses	2.50%		2.50%		2.50%		2.50%		2.50	% [4]
Net investment income (loss)	(1.70)%		(1.94)%		(2.28)%		(2.27)%		(2.22	)% [4]
Expense waiver/reimbursement [5]	0.23%		0.24%		0.23%		0.26%		0.80	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$358,085		$259,215		$152,232		$100,873		$47,696
Portfolio turnover	46%		51%		42%		68%		70%

1 Reflects operations for the period from December 18, 2002 (date of initial public investment) to October 31, 2003.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007		2006	[1]
Net Asset Value, Beginning of Period	$24.45		$20.60
Income From Investment Operations:
Net investment income (loss)	(0.29	) [2]	(0.29	) [2]
Net realized gain on investments	5.18		4.47
TOTAL FROM INVESTMENT OPERATIONS	4.89		4.18
Less Distributions:
Distributions from net realized gain on investments	(1.18)		(0.33)
Net Asset Value, End of Period	$28.16		$24.45
Total Return [3]	20.92%		20.50%

Ratios to Average Net Assets:
Net expenses	1.95%		1.95%
Net investment income (loss)	(1.15)%		(1.25)%
Expense waiver/reimbursement [4]	0.44%		0.45%
Supplemental Data:
Net assets, end of period (000 omitted)	$20,440		$7,838
Portfolio turnover	46%		51%

1 The date of initial investment was November 1, 2005.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2007	Ending Account Value 10/31/2007	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,082.70	$10.24
Class B Shares	$1,000	$1,079.90	$13.11
Class C Shares	$1,000	$1,079.90	$13.11
Class K Shares	$1,000	$1,082.70	$10.24
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,015.38	$ 9.91
Class B Shares	$1,000	$1,012.60	$12.68
Class C Shares	$1,000	$1,012.60	$12.68
Class K Shares	$1,000	$1,015.38	$ 9.91

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.95%
Class B Shares	2.50%
Class C Shares	2.50%
Class K Shares	1.95%

Management's Discussion of Fund Performance

The Federated Kaufmann Small Cap Fund's Class A, B, C and K Shares produced total returns of 20.92%, 20.25%, 20.25%, and 20.92%, respectively, based on the net asset value for the reporting period ended October 31, 2007. The fund's benchmark, the Russell 2000® Growth Index had a total return of 16.73% 1 for the reporting period and the Lipper Small Cap Growth Funds category had a median total return of 20.33%. 2

MARKET OVERVIEW

Once again the fund outperformed its respective peers and benchmark. The stock market as a whole posted strong positive returns during the reporting period. This being true despite a slowing economy and increasing concerns related to the subprime mortgage crisis. In response to the credit crisis, the Federal Reserve cut the discount rate and federal funds target rate several times over the past few months. Concerns about inflation acceleration, energy prices, the housing market, the weak U.S. dollar, and balance sheets of large financial institutions have dominated the recent headlines. Clearly these concerns have increased volatility within the financial markets.

1 The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, and it is not possible to invest directly in an index.

2 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

FUND PERFORMANCE

The Federated Kaufmann Small Cap Fund's performance 3 is driven primarily by bottom-up stock selection. Six of our top ten contributing companies across multiple sectors each returned over 100% during the reporting period. Specifically, First Solar (+542%), Omniture (+276%), Renesola (+138%), Bharti Airtel (+117%), Auxilium Pharmaceuticals (+110%), and Memc Electronic Materials (+106%) all contributed strongly to performance. In addition, Central European Media (+55%), Warner Chilcott (+40%), Egl Inc. (+36%), and Dicks Sporting Goods (+34%) were also amongst our top ten contributing companies.

Four of our laggard companies were in the Healthcare Sector. Specifically, Medicines Corp. (-26%), Penwest Pharmceuticals (-53%), Neurochem Inc. (-78%), and Sepracor (-47%) all detracted from performance. Additional laggards included Indymac Bancorp (-55%), Jupitermedia (-40%), Quality Distribution (-48%), Pacer International (-51%), Xinhua Finance Media Ltd. (-17%), and Commercial Vehicle Group (-34%). While it is interesting to know how specific stocks performed during the period, the success of these holdings won't be known until they are sold, typically over longer periods.

The sector exposures that result from our bottom-up investment process may provide some additional insight into the relative performance of the fund. Our underweight in the Energy and Materials sectors relative to the benchmark hurt performance somewhat. The fund's performance was also negatively impacted by the fund's cash position which averaged between 2% and 5% during the period.

3 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Kaufmann Small Cap Fund (Class A Shares) (the "Fund") from December 18, 2002 (start of performance) to October 31, 2007, compared to the Russell 2000 Growth Index (R2000G) 2 and the Lipper Small Cap Growth Funds Average (LSCGFA). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	14.28%
Start of Performance (12/18/2002)	25.65%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The R2000G and the LSCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and the funds in the average.

2 The R2000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The LSCGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The R2000G is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or average.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Kaufmann Small Cap Fund (Class B Shares) (the "Fund") from December 18, 2002 (start of performance) to October 31, 2007, compared to the Russell 2000 Growth Index (R2000G) 2 and the Lipper Small Cap Growth Funds Average (LSCGFA). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	14.75%
Start of Performance (12/18/2002)	26.33%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R2000G and the LSCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and funds in the average.

2 The R2000G is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LSCGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The R2000G is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or average.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Kaufmann Small Cap Fund (Class C Shares) (the "Fund") from December 18, 2002 (start of performance) to October 31, 2007, compared to the Russell 2000 Growth Index (R2000G) 2 and the Lipper Small Cap Growth Funds Average (LSCGFA). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	19.25%
Start of Performance (12/18/2002)	26.50%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R2000G and the LSCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and funds in the average.

2 The R2000G is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LSCGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The R2000G is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or average.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Kaufmann Small Cap Fund (Class K Shares) (the "Fund") from November 1, 2005 (start of performance) to October 31, 2007, compared to the Russell 2000 Growth Index (R2000G) 2 and the Lipper Small Cap Growth Funds Average (LSCGFA). 2

Average Annual Total Returns for the Period Ended 10/31/2007
1 Year	20.92%
Start of Performance (11/1/2005)	20.71%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The R2000G and the LSCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and funds in the average.

2 The R2000G is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LSCGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The R2000G is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or average.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2007, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Industrials	24.6%
Information Technology	24.6%
Consumer Discretionary	18.7%
Health Care	15.8%
Financials	6.6%
Telecommunication Services	3.5%
Materials	2.8%
Consumer Staples	1.8%
Utilities	0.8%
Energy	0.4%
Cash Equivalents [2]	0.7%
Securities Lending Collateral [3]	20.3%
Other Assets and Liabilities--Net [4]	(20.6)%
TOTAL	100.0%

1 Except for Cash Equivalents, Securities Lending Collateral and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

3 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

October 31, 2007

Shares			Value
		COMMON STOCKS--99.6%
		Consumer Discretionary--18.7%
800,000		Advance Auto Parts, Inc.	$27,296,000
548,100	[1]	Aicon SpA	2,953,493
70,050		Applebee's International, Inc.	1,775,067
69,500		Arbitron, Inc.	3,518,090
72,400	[1,2,3,4]	B2W Companhia Global Do Varejo, GDR	7,814,856
443,400		Belle International Holdings	711,706
319,300	[1,2]	Buffalo Wild Wings, Inc.	9,789,738
138,894	[1,2]	Celebrate Express, Inc.	1,259,769
428,400	[1,2]	Central European Media Enterprises Ltd., Class A	49,158,900
812,900	[1]	China Dongxiang Group Co.	621,980
793,900	[1,2]	ChinaCast Education Corp.	5,993,945
49,700	[1,2]	Chipotle Mexican Grill, Inc.	6,908,300
113,916	[1,2]	Citi Trends, Inc.	2,228,197
133,500	[1,2]	Clear Channel Outdoor Holdings, Inc., Class A	3,393,570
146,600	[2]	Ctrip.com International Ltd., ADR	8,262,376
83,200	[1,2]	DSW, Inc., Class A	1,872,000
1,170,000		Deccan Chronicle Holdings Ltd.	5,720,053
960,000	[1,2]	Dick's Sporting Goods, Inc.	32,035,200
362,800	[1]	Digital Music Group, Inc.	899,744
241,000	[1]	Dolan Media Co.	6,507,000
323,400	[1]	GlobalOptions Group, Inc.	1,455,300
189,000	[1]	Gmarket, Inc., ADR	5,112,450
268,300	[1]	LJ International, Inc.	1,137,592
75,150	[1,2]	Lamar Advertising Co.	4,017,519
53,500	[1,2]	Life Time Fitness, Inc.	3,244,240
285,600	[1,2]	Lodgenet Entertainment	6,160,392
49,500	[1,2]	Lululemon Athletica, Inc.	2,634,390
202,700		National CineMedia, Inc.	5,456,684
45,600	[1]	New Oriental Education & Technology Group, Inc., ADR	4,082,112
Shares			Value
		COMMON STOCKS--continued
		Consumer Discretionary--continued
9,000	[1,2]	Noah Education Holdings Ltd., ADR	$161,730
508,800	[1]	O'Reilly Automotive, Inc.	16,800,576
52,706		Orient-Express Hotel Ltd.	3,415,349
240,200	[1,2]	PC Mall, Inc.	4,203,500
1,394,200	[1,3,4]	Piaggio & C. SpA	6,255,609
65,500	[1]	Poltrona Frau SpA	256,176
209,100	[1]	Rubios Restaurants, Inc.	2,203,914
46,000	[1]	SEB - Sistema Educacional Brasileiro SA	789,414
206,400	[1]	Stamps.com, Inc.	2,864,832
750,000	[1]	Standard Pacific Corp.	3,600,000
639,300	[1]	Syntax-Brillian Corp.	2,883,243
74,100		TVN SA	740,363
303,600	[1,2]	Texas Roadhouse, Inc.	3,846,612
153,900	[1,2]	Volcom, Inc.	4,501,575
16,300	[1]	Wet Seal, Inc., Class A	43,195
150,000		Wiley (John) & Sons, Inc., Class A	6,597,000
921,900	[1]	hhgregg, Inc.	14,529,144
		TOTAL	285,712,895
		Consumer Staples--1.8%
900,000	[1,2]	American Oriental Bioengineering, Inc.	12,393,000
77,800		B&G Foods, Inc., Class A	930,488
121,300	[1,2]	Bare Escentuals, Inc.	2,996,110
72,930	[1]	Darling International, Inc.	733,676
512,843		Lance, Inc.	10,862,015
577,800	[1]	Vinda International Holdings Ltd.	319,084
		TOTAL	28,234,373
		Energy--0.4%
333,300	[1]	Grupo TMM SA de CV, ADR	1,023,231
505,800	[1,2]	Renesola Ltd.	4,995,623
		TOTAL	6,018,854
Shares			Value
		COMMON STOCKS--continued
		Financials--6.6%
378,700		Advance America Cash Advance, Inc.	$3,620,372
86,958	[1,2]	Affiliated Managers Group	11,439,325
18,564		Alleghany Corp.	7,296,023
460,000		Annaly Mortgage Management, Inc.	7,861,400
86,700	[1]	Bovespa Holding SA	1,628,145
7,600	[1]	Brasil Brokers Participacoes	4,830,555
32,500		CNinsure, Inc.	821,925
43,300		Capital One Financial Corp.	2,840,047
190,600	[1]	China Aoyuan Property Group Ltd.	164,034
574,963	[1,2]	China Housing & Land Development, Inc.	3,881,000
138,889	[1]	China Housing & Land Development, Inc., Warrants	609,842
2,784,900	[1]	China Properties Group Ltd.	2,109,269
31,400	[1]	Cowen Group, Inc.	381,196
32,800	[1]	DuPont Fabros Technology, Inc.	704,544
93,700	[1,2]	E-House China Holdings Ltd., ADR	3,326,350
219,100		ICICI Bank Ltd.	7,048,241
13,500		ICICI Bank Ltd., ADR	937,440
675,200	[2]	IndyMac Bancorp, Inc.	9,061,184
197,200	[1]	Media & Entertainment Holdings, Inc.	1,619,012
197,900	[2]	OptionsXpress Holdings, Inc.	5,889,504
119,800	[1]	Penson Worldwide, Inc.	2,028,214
161,300	[1]	Philadelphia Consolidated Holding Corp.	6,581,040
198,200	[1]	RHJ International	3,479,681
7,620		SFCG Co., Ltd.	1,254,313
253,100		Willis Group Holdings Ltd.	10,713,723
		TOTAL	100,126,379
		Health Care--15.8%
641,543	[1]	Adaltis, Inc.	1,073,030
59,000	[1,3,4]	Adaltis, Inc.	98,682
253,000	[1,3,4]	Adaltis, Inc.	423,162
224,540	[1]	Adaltis, Inc., Warrants	182,538
65,500	[1,2]	Advanced Medical Optics, Inc.	1,797,975
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
28,300	[1]	Align Technology, Inc.	$585,810
203,700	[1]	Alkermes, Inc.	3,299,940
176,618		Allergan, Inc.	11,935,844
231,300	[1,2]	Alnylam Pharmaceuticals, Inc.	7,304,454
32,000	[1]	Animal Health International, Inc.	348,800
155,000	[1,2]	Arena Pharmaceuticals, Inc.	1,489,550
44,600	[1,2]	Athenahealth, Inc.	1,705,058
499,700	[1]	Auxilium Pharmaceutical, Inc.	13,197,077
83,400	[1]	Avalon Pharmaceuticals, Inc.	432,012
20,850	[1]	Avalon Pharmaceuticals, Inc., Warrants	60,258
16,000	[1]	BioMimetic Therapeutics, Inc.	220,320
1,200	[1]	Conceptus, Inc.	26,316
144,960	[1]	Cortex Pharmaceuticals, Inc., Warrants	30,538
62,500	[1]	Cubist Pharmaceuticals, Inc.	1,462,500
404,800	[1]	Dyax Corp.	1,744,688
1,003,200	[1]	Dynavax Technologies Corp.	5,016,000
266,600	[1]	Endo Pharmaceuticals Holdings, Inc.	7,811,380
301,000	[1]	Endologix, Inc.	1,077,580
134,900	[1,2]	Enzon, Inc.	1,285,597
557,800		Glenmark Pharmaceuticals Ltd.	6,913,012
150,572	[1,2]	Illumina, Inc.	8,454,618
876,700	[1]	Incyte Genomics, Inc.	7,592,222
300,447	[1]	Indevus Pharmaceuticals, Inc.	2,313,442
22,200	[1]	Insulet Corp.	555,888
471,700	[1,2]	Isis Pharmaceuticals, Inc.	8,311,354
115,200	[1]	Jerini AG	407,170
994,100	[1]	Kosan Biosciences, Inc.	5,059,969
11,000	[1]	Masimo Corp.	376,420
349,500	[1,2]	Medarex, Inc.	4,176,525
328,100	[1]	Medicines Co.	6,283,115
1,005,277	[1]	Medicure, Inc.	980,145
483,100	[1]	Medicure, Inc.	465,380
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
201,055	[1]	Medicure, Inc., Warrants	$58,438
195,000	[1,2]	Momenta Pharmaceuticals, Inc.	2,536,950
382,700	[1]	Neurochem, Inc.	1,373,893
557,800	[1,2]	Neurocrine Biosciences, Inc.	5,159,650
169,700	[1]	NeurogesX, Inc.	1,425,480
16,600	[1,3,4]	Newron Pharmaceuticals SpA	902,080
61,900	[1,2]	Nighthawk Radiology Holdings, Inc.	1,457,126
178,500	[1,2]	Nuvelo, Inc.	340,935
316,200	[1,2]	NxStage Medical, Inc.	4,663,950
356,000	[1]	OSI Pharmaceuticals, Inc.	14,798,920
300,481	[1]	Orthofix International NV	16,195,926
59,300	[1]	Pain Therapeutics, Inc.	608,418
590,500	[1]	Penwest Pharmaceuticals Co.	4,895,245
437,700	[1]	Phase Forward, Inc.	10,412,883
160,372	[1]	Point Therapeutics, Inc., Warrants	21,158
262,100	[1,2]	Progenics Pharmaceuticals, Inc.	6,070,236
298,900	[1]	Protalix Biotherapeutics, Inc.	1,524,390
159,100	[1]	Qiagen NV	3,742,738
317,300	[1]	Regeneron Pharmaceuticals, Inc.	6,980,600
150,200	[1]	SXC Health Solutions Corp.	2,394,188
132,000	[1]	Sepracor, Inc.	3,635,280
41,700	[1,2]	Sirtris Pharmaceuticals, Inc.	707,232
998,200	[1,2]	Spectrum Pharmaceuticals, Inc.	3,783,178
131,400	[1]	Starlims Technologies Ltd.	1,563,660
30,500	[1]	Thermage, Inc.	220,515
653,600	[1,2]	ThermoGenesis Corp.	1,444,456
235,700	[1]	Valera Pharmaceuticals, Inc.	0
235,700	[1]	Valera Pharmaceuticals, Inc.	0
555,800	[1,2]	Vical, Inc.	2,862,370
73,700	[1]	Visicu, Inc.	552,750
1,363,100	[1]	Warner Chilcott Ltd., Class A	25,258,243
32,000	[1]	WuXi PharmaTech Cayman, Inc., ADR	1,231,680
		TOTAL	241,320,937
Shares			Value
		COMMON STOCKS--continued
		Industrials--24.6%
99,900	[1]	Aecom Technology Corp.	$3,373,623
17,700	[1]	Aerovironment, Inc.	455,421
108,900	[1,3,4]	Allen-Vanguard Corp.	1,208,143
100,000		CAE, Inc.	1,349,000
326,100		CLARCOR, Inc.	11,889,606
175,500	[1,2]	CoStar Group, Inc.	10,091,250
600,000	[1]	Commercial Vehicle Group, Inc.	8,178,000
200,000		Con-way, Inc.	8,522,000
142,500	[1]	Copart, Inc.	5,469,150
184,040		DRS Technologies, Inc.	10,571,258
177,300	[1]	Ducommun, Inc.	7,044,129
200,200	[1]	Dynamex, Inc.	5,941,936
100,000	[1]	Dyncorp International, Inc., Class A	2,264,000
441,108		Expeditors International Washington, Inc.	22,342,120
221,100	[1,2]	First Solar, Inc.	35,112,891
638,540	[2]	Forward Air Corp.	20,835,560
100,000	[1,2]	Global Sources Ltd.	3,241,000
150,000	[1]	Hexcel Corp.	3,754,500
181,900	[1]	HireRight, Inc.	2,179,162
151,300	[1]	IHS, Inc., Class A	9,539,465
921,500	[1]	Innovative Solutions and Support, Inc.	19,922,830
267,700	[1,2]	Kansas City Southern Industries, Inc.	10,357,313
283,400	[1]	Kenexa Corp.	8,309,288
85,000		Kuehne & Nagel International AG	9,113,432
627,200		Landstar System, Inc.	26,398,848
87,200		Macquarie Infrastructure Co. LL	3,641,472
306,423		Max India Ltd.	2,026,014
84,926	[1]	Monster Worldwide, Inc.	3,446,297
330,400	[1,2]	NuCo2, Inc.	8,521,016
360,000	[1]	Old Dominion Freight Lines, Inc.	8,132,400
408,400		Pacer International, Inc.	6,019,816
585,000	[1,2]	Quality Distribution, Inc.	4,551,300
35,900		Roper Industries, Inc.	2,542,079
Shares			Value
		COMMON STOCKS--continued
		Industrials--continued
200,000		Ryder System, Inc.	$9,570,000
233,900	[2]	Simpson Manufacturing Co., Inc.	7,014,661
571,420	[1]	Spire Corp.	10,245,561
318,500	[1]	Spirit Aerosystems Holdings, Inc., Class A	11,058,320
119,100	[1]	TeleTech Holdings, Inc.	2,969,163
73,400	[1]	TransDigm Group, Inc.	3,341,168
424,800	[2]	Trinity Industries, Inc.	15,352,272
1,000,000		UTI Worldwide, Inc.	25,510,000
208,288	[2]	Vicor Corp.	2,924,364
		TOTAL	374,329,828
		Information Technology--24.6%
325,200	[1,2]	ADVA AG Optical Networking	2,694,510
420,600	[2]	ARM Holdings PLC, ADR	3,907,374
209,500	[1]	Access Integrated Technology, Inc., Class A	972,080
64,690	[1,2]	Airvana, Inc.	454,771
5,780,900	[1]	Alibaba.com Corp.	14,545,021
552,200	[1,2]	Anadigics, Inc.	8,144,950
260,900	[1]	Aviza Technology, Inc.	693,994
86,000	[1,2]	Blackboard, Inc.	4,291,400
53,500	[1]	BladeLogic, Inc.	1,644,055
376,000	[1,2]	Bookham, Inc.	1,124,240
209,100	[1,2]	Business Objects SA, ADR	12,527,181
143,600	[1]	CPI International, Inc.	2,917,952
1,572,800	[1]	CSR PLC	21,109,939
600	[1]	Cavium Networks, Inc.	17,448
3,800	[1]	China Digital TV Hldg Co., ADR	149,074
399,400	[1]	Commvault Systems, Inc.	8,123,796
300,500	[1,2]	Compellent Technologies, Inc.	4,838,050
265,200	[1]	Compugroup Holding AG	5,508,785
54,500	[1,2]	Data Domain, Inc.	1,881,340
176,900	[1]	Eagle Test Systems, Inc.	2,236,016
202,800	[1,2]	Euronet Worldwide, Inc.	6,495,684
121,500		FactSet Research Systems	8,568,180
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
53,072	[1]	Foundry Networks, Inc.	$1,121,942
354,500	[1]	Fundtech Ltd.	6,065,495
91,800	[1,2]	Glu Mobile, Inc.	896,886
144,100	[1]	Greenfield Online, Inc.	2,198,966
489,550	[1]	Guidance Software, Inc.	7,206,176
320,750	[1,2]	Harris Stratex Networks, Inc., Class A	6,132,740
356,300	[1]	Himax Technologies, Inc., ADR	1,353,940
17,500	[1]	IPG Photonics Corp.	333,200
104,950	[1,2]	Iron Mountain, Inc.	3,644,914
1,500,000	[1]	Jupitermedia Corp.	7,965,000
190,700	[1]	LDK Solar Co. Ltd., ADR	7,553,627
18,000	[1]	Longtop Financial Technologies Ltd.	511,200
442,600	[1,2]	MEMC Electronic Materials, Inc.	32,407,172
299,102	[1]	Magma Design Automation	4,453,629
115,000	[1,2]	Mercadolibre, Inc.	5,138,200
388,289	[1]	Microsemi Corp.	10,332,370
644,700	[1]	Monotype Imaging Holdings, Inc.	9,876,804
29,900	[1,2]	Motive, Inc.	53,820
78,100	[1]	NAVTEQ Corp.	6,029,320
242,300	[1]	NIC, Inc.	1,763,944
503,300	[1]	NaviSite, Inc.	5,470,871
107,400	[1]	Netezza Corp.	1,476,750
648,100	[1,2]	ON Semiconductor Corp.	6,610,620
600,900	[1,2]	Omniture, Inc.	20,526,744
375,800	[1]	Online Resources Corp.	3,476,150
45,000	[1,3,4]	Online Resources Corp.	416,250
508,800	[1]	Onvia.com, Inc.	4,141,632
264,100	[1]	PROS Holdings, Inc.	4,748,518
500,000	[1]	Parametric Technology Corp.	9,550,000
136,200	[1,2]	Perfect World Co. Ltd., ADR	4,724,778
500,000	[1]	Quantum Corp. - DLT & Storage Systems	2,000,000
118,254	[1]	RADWARE Ltd.	2,000,858
55,700	[1,3,4]	Redecard SA, GDR	2,356,110
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
97,900	[1]	SI International, Inc.	$2,761,759
81,700	[1]	Salary.com, Inc.	1,252,461
90,000	[1]	Shoretel, Inc.	1,637,100
404,900	[1]	Silicon Image, Inc.	2,579,213
57,600	[1,2]	Sohu.com, Inc.	3,450,816
642,300	[1]	Solera Holdings, Inc.	13,815,873
426,900	[1,2]	Spansion, Inc.	3,009,645
212,800	[1,2]	Super Micro Computer, Inc.	2,138,640
65,400	[1]	Switch & Data Facilities Co.	1,287,072
81,600	[1]	TNS, Inc.	1,317,840
163,900	[1]	Taleo Corp., Class A	4,581,005
207,500	[1]	Telecity Group PLC	1,387,127
338,000	[1]	Tibco Software, Inc.	3,102,840
1,077,400	[1]	Trident Microsystems, Inc.	8,112,822
325,100	[1]	Ultratech, Inc.	3,767,909
380,128	[1]	ValueClick, Inc.	10,335,680
126,900	[1]	Veraz Networks, Inc.	1,017,738
346,117	[1]	Virtusa Corp.	6,624,679
8,200	[1,2]	WebMD Health Corp., Class A	376,954
39,100	[1,2]	comScore, Inc.	1,433,406
102,900	[1]	eBay, Inc.	3,714,690
231,194	[1,2]	iPass, Inc.	1,109,731
		TOTAL	374,199,466
		Materials--2.8%
390,318		Cemex SA de CV, ADR	11,971,053
500,000	[2]	Eagle Materials, Inc.	19,755,000
365,300	[1]	Landec Corp.	5,428,358
1,840,900		Nine Dragons Paper Holdings Ltd.	4,928,702
		TOTAL	42,083,113
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Telecommunication Services--3.5%
452,000	[1]	Bharti Airtel Ltd.	$11,643,826
1,017,500	[1]	Gilat Satellite Networks	11,324,775
432,000	[1]	Maxcom Telecomunicaciones SA de CV, ADR	7,499,520
194,809		NTELOS Holdings Corp.	5,881,284
232,800	[1]	O12 Smile Communications Ltd.	2,793,600
295,900	[1]	PAETEC Holding Corp.	3,979,855
462,500	[1,2]	Time Warner Telecom, Inc.	10,748,500
		TOTAL	53,871,360
		Utilities--0.8%
52,600	[2]	Consolidated Water Co.	1,743,690
106,600		ITC Holdings Corp.	6,101,784
22,557,600	[1]	PNOC Energy Development Corp.	3,924,857
		TOTAL	11,770,331
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,141,831,030)	1,517,667,536
		CORPORATE NOTE--0.0%
		Health Care--0.0%
$256,000	[3,4]	Neurochem, Inc., Conv. Bond, 6.00%, 11/15/2026 (IDENTIFIED COST $256,000)	128,000
		MUTUAL FUND--0.7%
10,952,595	[5,6]	Prime Value Obligations Fund, Institutional Shares, 5.06% (AT NET ASSET VALUE)	10,952,595
		REPURCHASE AGREEMENTS--20.3%
$158,831,000		Interest in $2,500,000,000 joint repurchase agreement, 4.97%, dated 10/31/2007 under which Bear Stearns & Co., Inc. will repurchase U.S. Government Agency securities with various maturities to 11/1/2037 for $2,500,345,139 on 11/1/2007. The market value of the underlying securities at the end of the period was $2,564,693,829 (purchased with proceeds from securities lending collateral).	158,831,000
Principal Amount			Value
		REPURCHASE AGREEMENTS--continued
$150,000,000		Interest in $4,000,000,000 joint repurchase agreement 4.97%, dated 10/31/2007 under which ING Financial Markets LLC will repurchase U.S. Government Agency securities with various maturities to 9/1/2047 for $4,000,552,222 on 11/1/2007. The market value of the underlying securities at the end of the period was $4,081,081,493 (purchased with proceeds from securities lending collateral).	$150,000,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	308,831,000
		TOTAL INVESTMENTS--120.6% (IDENTIFIED COST $1,461,870,625) [7]	1,837,579,131
		OTHER ASSETS AND LIABILITIES - NET--(20.6)%	(314,233,597)
		TOTAL NET ASSETS--100%	$1,523,345,534

At October 31, 2007, the Fund had the following outstanding foreign exchange contracts:

Settlement Date	Foreign Currency Units to Deliver/ Receive	In Exchange For	Contracts at Value	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
11/1/2007	147,294 EURO Currency	$ 212,766	$ 213,363	$597
11/6/2007	78,127,216 Hong Kong Dollar	$ 10,080,801	$10,080,606	$(195)
11/5/2007	277,425 Polish Zloty	$ 110,264	$ 110,874	$610
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$1,012

1 Non-income producing security.

2 All or a portion of these securities are temporarily on loan to affiliated broker/dealers.

3 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2007, these restricted securities amounted to $19,602,892, which represented 1.3% of total net assets.

4 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At October 31, 2007, these liquid restricted securities amounted to $19,602,892, which represented 1.3% of total net assets.

5 Affiliated company.

6 7-Day net yield.

7 The cost of investments for federal tax purposes amounts to $1,471,315,229.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2007.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2007

Assets:
Investments in securities	$1,528,748,131
Investments in repurchase agreements	308,831,000
Total investments in securities, at value including $10,952,595 of investments in affiliated issuers (Note 5) and $292,935,143 of securities loaned (identified cost $1,461,870,625)		$1,837,579,131
Cash		3,058,500
Cash denominated in foreign currencies (identified cost $11,577,216)		11,959,925
Income receivable		91,336
Receivable for investments sold		8,837,297
Receivable for shares sold		2,900,792
Receivable for foreign exchange contracts		1,207
Other assets		4,759,440
TOTAL ASSETS		1,869,187,628
Liabilities:
Payable for investments purchased	30,078,784
Payable for shares redeemed	4,367,638
Payable for collateral due to broker for securities loaned	308,831,000
Payable for foreign exchange contracts	195
Payable for Directors'/Trustees' fees	417
Payable for distribution services fee (Note 5)	494,007
Payable for shareholder services fee (Note 5)	776,148
Accrued expenses	1,293,905
TOTAL LIABILITIES		345,842,094
Net assets for 54,579,970 shares outstanding		$1,523,345,534
Net Assets Consist of:
Paid-in capital		$1,106,271,214
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		376,548,479
Accumulated net realized gain on investments and foreign currency transactions		42,129,740
Accumulated net investment income (loss)		(1,603,899)
TOTAL NET ASSETS		$1,523,345,534

Statement of Assets and Liabilities-continued

October 31, 2007

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($967,496,447 ÷ 34,352,147 shares outstanding), no par value, unlimited shares authorized	$28.16
Offering price per share (100/94.50 of $28.16) [1]	$29.80
Redemption proceeds per share	$28.16
Class B Shares:
Net asset value per share ($177,324,872 ÷ 6,458,750 shares outstanding), no par value, unlimited shares authorized	$27.45
Offering price per share	$27.45
Redemption proceeds per share (94.50/100 of $27.45) [1]	$25.94
Class C Shares:
Net asset value per share ($358,084,506 ÷ 13,043,345 shares outstanding), no par value, unlimited shares authorized	$27.45
Offering price per share	$27.45
Redemption proceeds per share (99.00/100 of $27.45) [1]	$27.18
Class K Shares:
Net asset value per share ($20,439,709 ÷ 725,728 shares outstanding), no par value, unlimited shares authorized	$28.16
Offering price per share	$28.16
Redemption proceeds per share	$28.16

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2007

Investment Income:
Dividends (including $1,343,976 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $39,499)		$7,478,235
Interest (including $2,679,059 of income on securities loaned)		3,276,083
TOTAL INCOME		10,754,318
Expenses:
Investment adviser fee (Note 5)	$19,134,006
Administrative personnel and services fee (Note 5)	1,062,112
Custodian fees	215,360
Transfer and dividend disbursing agent fees and expenses--Class A Shares	1,103,216
Transfer and dividend disbursing agent fees and expenses--Class B Shares	274,000
Transfer and dividend disbursing agent fees and expenses--Class C Shares	516,655
Transfer and dividend disbursing agent fees and expenses--Class K Shares	47,993
Directors'/Trustees' fees	15,698
Auditing fees	34,117
Legal fees	46,080
Portfolio accounting fees	195,783
Distribution services fee--Class A Shares (Note 5)	2,113,079
Distribution services fee--Class B Shares (Note 5)	1,271,084
Distribution services fee--Class C Shares (Note 5)	2,348,423
Distribution services fee--Class K Shares (Note 5)	74,523
Shareholder services fee--Class A Shares (Note 5)	2,045,957
Shareholder services fee--Class B Shares (Note 5)	423,695
Shareholder services fee--Class C Shares (Note 5)	777,627
Account administration fee--Class A Shares	5,185
Account administration fee--Class C Shares	425
Share registration costs	113,772
Printing and postage	162,166
Insurance premiums	11,062
Miscellaneous	5,746
TOTAL EXPENSES	31,997,764

Statement of Operations-continued

Year Ended October 31, 2007

Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(1,701,088)
Waiver of administrative personnel and services fee	(38,946)
Waiver of distribution services fee--Class A Shares	(361,269)
Waiver of distribution services fee--Class K Shares	(45,154)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class A Shares	(504,274)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class B Shares	(154,728)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class C Shares	(290,659)
TOTAL WAIVERS AND REIMBURSEMENTS		$(3,096,118)
Net expenses			$28,901,646
Net investment income (loss)			(18,147,328)
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (net of foreign taxes withheld of $816,179)			60,517,180
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			207,570,588
Net realized and unrealized gain on investments and foreign currency transactions			268,087,768
Change in net assets resulting from operations			$249,940,440

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(18,147,328)	$(14,441,347)
Net realized gain on investments and foreign currency transactions	60,517,180	70,605,708
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	207,570,588	77,528,310
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	249,940,440	133,692,671
Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(35,257,737)	(5,904,862)
Class B Shares	(7,844,438)	(1,890,123)
Class C Shares	(12,836,913)	(2,451,321)
Class K Shares	(420,829)	(2)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(56,359,917)	(10,246,308)
Share Transactions:
Proceeds from sale of shares	443,574,721	613,287,624
Net asset value of shares issued to shareholders in payment of distributions declared	42,328,448	8,180,789
Cost of shares redeemed	(306,959,380)	(235,161,515)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	178,943,789	386,306,898
Change in net assets	372,524,312	509,753,261
Net Assets:
Beginning of period	1,150,821,222	641,067,961
End of period (including accumulated net investment income (loss) of $(1,603,899) and $(909,002), respectively)	$1,523,345,534	$1,150,821,222

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2007

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Kaufmann Small Cap Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is appreciation of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class K Shares may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2007, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$292,935,143	$308,831,000

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2007		2006
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	12,181,825	$313,097,148	18,338,573	$438,545,770
Shares issued to shareholders in payment of distributions declared	1,056,193	25,042,342	209,374	4,459,649
Shares redeemed	(8,512,495)	(218,837,666)	(6,934,599)	(163,587,946)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	4,725,523	$119,301,824	11,613,348	$279,417,473

Year Ended October 31	2007		2006
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	880,194	$22,007,675	2,123,012	$49,752,440
Shares issued to shareholders in payment of distributions declared	299,486	6,957,051	80,197	1,684,128
Shares redeemed	(1,364,215)	(34,186,952)	(1,350,864)	(31,075,495)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(184,535)	$(5,222,226)	852,345	$20,361,073

Year Ended October 31	2007		2006
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	3,733,620	$93,245,738	4,947,392	$116,219,704
Shares issued to shareholders in payment of distributions declared	426,553	9,908,835	96,997	2,037,012
Shares redeemed	(1,923,699)	(48,501,823)	(1,726,127)	(39,399,164)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	2,236,474	$54,652,750	3,318,262	$78,857,552

Year Ended October 31	2007		2006
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	595,009	$15,224,160	367,029	$8,769,710
Shares issued to shareholders in payment of distributions declared	17,724	420,220	--	--
Shares redeemed	(207,561)	(5,432,939)	(46,473)	(1,098,910)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	405,172	$10,211,441	320,556	$7,670,800
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	7,182,634	$178,943,789	16,104,511	$386,306,898

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, foreign capital gains tax expense and net operating losses.

For the year ended October 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(297,229)	$17,452,431	$(17,155,202)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2007 and 2006, was as follows:

	2007	2006
Ordinary income [1]	$ 8,576,940	$ 5,217,547
Long-term capital gains	$47,782,977	$5,028,761

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$13,337,495
Undistributed long-term capital gains	$32,804,104
Net unrealized appreciation	$370,932,721

At October 31, 2007, the cost of investments for federal tax purposes was $1,471,315,229. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $371,023,342. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $459,913,382 and net unrealized depreciation from investments for those securities having an excess of cost over value of $88,890,040.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 1.425% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, the Adviser voluntarily waived $1,679,169 of its fee. In addition, an affiliate of the Adviser reimbursed $949,661 of transfer and dividend disbursing agent fees and expenses.

Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the "Sub-Adviser"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2007, the Sub-Adviser earned a sub-adviser fee of $15,777,163.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $38,946 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, FSC voluntarily waived $406,423 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2007, FSC retained $2,541,711 of fees paid by the Fund.

Sales Charges

For the year ended October 31, 2007, FSC retained $167,287 in sales charges from the sale of Class A Shares. FSC also retained $24,615 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2007, FSSC did not receive any fees paid by the Fund. A financial intermediary affiliated with management of Federated Investors, Inc. received $29,256 of Service Fees for the year ended October 31, 2007.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.95%, 2.50%, 2.50% and 1.95%, respectively, for the fiscal year ending October 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after December 31, 2008.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2007, the Adviser reimbursed $21,919 in connection with investments in the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended October 31, 2007 are as follows:

Affiliate	Balance of Shares Held 10/31/2006	Purchase/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2007	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	--	357,867,722	346,915,127	10,952,595	$10,952,595	$1,343,976

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for year ended October 31, 2007, were as follows:

Purchases	$783,211,525
Sales	$600,866,016

7. CONCENTRATION OF RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

8. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds.

As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the program was not utilized.

10. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than April 30, 2008. At this time, management has concluded that the adoption of FIN 48 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2007, the amount of long-term capital gains designated by the Fund was $47,782,977.

For the fiscal year ended October 31, 2007, 20.79% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2007, 14.07% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED KAUFMANN SMALL CAP FUND:

We have audited the accompanying statement of assets and liabilities of Federated Kaufmann Small Cap Fund (the "Fund") (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Kaufmann Small Cap Fund, a portfolio of Federated Equity Funds at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 18, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Previous Positions : Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT Began serving: November 2001	Principal Occupations : Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date : June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations : Walter C. Bean is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and Director of Investments for Managed Accounts. Mr. Bean joined Federated in 2000. Mr. Bean is responsible for the investment process for the managed accounts portfolios. His previous associations included: Chief Investment Officer and Portfolio Manager at C.S. McKee & Company; various investment management and research positions with First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean is a Chartered Financial Analyst. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from Pennsylvania State University. Mr. Bean has 35 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT Began serving: November 2001	Principal Occupations : Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory Contract

FEDERATED KAUFMANN SMALL CAP FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2007. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2006, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory and subadvisory contracts. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Kaufmann Small Cap Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172636
Cusip 314172628
Cusip 314172610
Cusip 314172537

29503 (12/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Market Opportunity Fund

Established 2000

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2007

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007		2006	[1]	2005		2004		2003
Net Asset Value, Beginning of Period	$12.69		$13.48		$13.48		$12.32		$10.77
Income From Investment Operations:
Net investment income	0.41	[2]	0.38		0.20		0.24	[2]	0.44
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(0.43)		(0.05)		0.31		1.26		1.57
TOTAL FROM INVESTMENT OPERATIONS	(0.02)		0.33		0.51		1.50		2.01
Less Distributions:
Distributions from net investment income	(0.45)		(0.32)		(0.32)		(0.34)		(0.40)
Distributions from net realized gain on investments, options and foreign currency transactions	--		(0.80)		(0.19)		--		(0.06)
TOTAL DISTRIBUTIONS	(0.45)		(1.12)		(0.51)		(0.34)		(0.46)
Net Asset Value, End of Period	$12.22		$12.69		$13.48		$13.48		$12.32
Total Return [3]	(0.18)%		2.64%		3.89%		12.29%		19.09%

Ratios to Average Net Assets:
Net expenses	1.22	% [4]	1.22	% [4]	1.24	% [4]	1.23	% [4]	1.29	% [4]
Net investment income	3.31%		3.09%		1.64%		1.83%		3.90%
Expense waiver/reimbursement [5]	0.02%		0.01%		0.01%		0.01%		0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$981,852		$1,498,881		$1,377,618		$997,231		$480,376
Portfolio turnover	79%		124%		61%		85%		115%

1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.22%, 1.22%, 1.24%, 1.23% and 1.28% after taking into account these expense reductions for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007		2006	[1]	2005		2004		2003
Net Asset Value, Beginning of Period	$12.63		$13.42		$13.42		$12.27		$10.74
Income From Investment Operations:
Net investment income	0.32	[2]	0.31		0.10		0.14	[2]	0.34
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(0.44)		(0.08)		0.31		1.25		1.57
TOTAL FROM INVESTMENT OPERATIONS	(0.12)		0.23		0.41		1.39		1.91
Less Distributions:
Distributions from net investment income	(0.35)		(0.22)		(0.22)		(0.24)		(0.32)
Distributions from net realized gain on investments, options and foreign currency transactions	--		(0.80)		(0.19)		--		(0.06)
TOTAL DISTRIBUTIONS	(0.35)		(1.02)		(0.41)		(0.24)		(0.38)
Net Asset Value, End of Period	$12.16		$12.63		$13.42		$13.42		$12.27
Total Return [3]	(0.96)%		1.88%		3.15%		11.46%		18.16%

Ratios to Average Net Assets:
Net expenses	1.97	% [4]	1.97	% [4]	1.99	% [4]	1.98	% [4]	2.04	% [4]
Net investment income	2.56%		2.34%		0.89%		1.08%		3.14%
Expense waiver/reimbursement [5]	0.02%		0.01%		0.00	% [6]	0.01%		0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$291,938		$419,028		$459,181		$391,890		$248,695
Portfolio turnover	79%		124%		61%		85%		115%

1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.97%, 1.97%, 1.99%, 1.98% and 2.03% after taking into account these expense reductions for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007		2006	[1]	2005		2004		2003
Net Asset Value, Beginning of Period	$12.60		$13.39		$13.40		$12.25		$10.73
Income From Investment Operations:
Net investment income	0.32	[2]	0.29		0.12		0.14	[2]	0.32
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(0.44)		(0.05)		0.29		1.26		1.58
TOTAL FROM INVESTMENT OPERATIONS	(0.12)		0.24		0.41		1.40		1.90
Less Distributions:
Distributions from net investment income	(0.35)		(0.23)		(0.23)		(0.25)		(0.32)
Distributions from net realized gain on investments, options and foreign currency transactions	--		(0.80)		(0.19)		-		(0.06)
TOTAL DISTRIBUTIONS	(0.35)		(1.03)		(0.42)		(0.25)		(0.38)
Net Asset Value, End of Period	$12.13		$12.60		$13.39		$13.40		$12.25
Total Return [3]	(0.96)%		1.91%		3.10%		11.54%		18.11%

Ratios to Average Net Assets:
Net expenses	1.97	% [4]	1.97	% [4]	1.99	% [4]	1.98	% [4]	2.04	% [4]
Net investment income	2.56%		2.35%		0.89%		1.07%		3.04%
Expense waiver/reimbursement [5]	0.02%		0.01%		0.00	% [6]	0.01%		0.00	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$651,388		$991,565		$879,348		$554,661		$189,539
Portfolio turnover	79%		124%		61%		85%		115%

1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.97%, 1.97%, 1.99%, 1.98% and 2.03% after taking into account these expense reductions for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2007	Ending Account Value 10/31/2007	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,003.60	$ 6.16
Class B Shares	$1,000	$ 999.60	$ 9.98
Class C Shares	$1,000	$ 999.60	$ 9.93
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.06	$ 6.21
Class B Shares	$1,000	$1,015.22	$10.06
Class C Shares	$1,000	$1,015.27	$10.01

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.22%
Class B Shares	1.98%
Class C Shares	1.97%

Management Discussion of Fund Performance

This report addresses Federated Market Opportunity Fund's fiscal year performance from November 1, 2006 through October 31, 2007. During this reporting period, the Fund produced total returns of (0.18%), (0.96%) and (0.96%), for Class A, Class B and Class C shares, respectively, based on net asset value. The total return for the fund's benchmark of 70% Russell 3000 Value Index/30% U.S. Treasury 3-month bill was 8.88% 1 .. The fund's total return reflected actual cash flows, transaction costs, and other expenses which were not reflected in the total return of the index.

MARKET OVERVIEW

The reporting period was generally quite strong for major equity markets. In the United States, the Standard & Poor's 500 Index (S&P 500 Index) 2 , for example, returned 14.55%. Despite rapidly spreading cracks in the credit markets, equity markets rebounded late in the reporting period. In terms of currencies and their impact on investment results for foreign holdings, the U.S. dollar declined against most currencies, including a 10.4% decline against the U.S. dollar index (DXY). This decrease of the U.S. dollar relative to other currencies increases the value in U.S. dollar terms of returns on foreign holdings.

1 The 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. Merrill Lynch 91 Day Treasury Bill Index measures the return on U.S. Treasury Bills maturing in 90 days. Indexes are unmanaged and it is not possible to invest directly in an index.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index.

FUND PERFORMANCE

The fund has been positioned to benefit from a significant decline in U.S. equity prices. The fund had substantial cash reserves in addition to put options as a hedge 3 against an anticipated decline in stock prices. The put options on U.S. equity indexes would increase in value if stock prices fell. Since the market rose over the course of the year, the fund had significant net losses on the put options that aggravated the missed profit opportunity from holding cash reserves and short-term government notes instead of holding more in equities. The rationale for the fund's strategy was that the Adviser believes that market bubble history and market valuation history in general, and rapidly deteriorating economic and financial conditions, supported a highly risk-averse strategy during the period.

Among equity sector returns, gold and energy securities generally had positive returns for the fund, while on a net basis, securities in other sectors had a modest net loss.

In terms of currency impact on the fund, the general decline in the foreign-exchange value of the U.S. dollar had a positive impact on the fund, as it enhanced the U.S.-dollar based returns of the fund's foreign holdings relative to their local market returns, as foreign returns were converted into more (cheaper) U.S. dollars. In particular, the Canadian dollar, Japanese Yen, and Swiss Franc had positive returns for the fund. 4

3 Hedging strategies can result in increased expenses and losses to the fund. Investments in put options are subject to additional risks.

4 International investing involves special risks such as currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Market Opportunity Fund (Class A Shares) (the "Fund") from December 4, 2000 (start of performance) to October 31, 2007, compared to the Russell 3000 Value Index (R3000V) 2 and the 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index (70%R3000V/30%ML91DTB) 2 ..

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	(5.68)%
5 Years	6.10%
Start of Performance (12/4/2000)	6.70%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The R3000V and the 70%R3000V/30%ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The R3000V measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The ML91DTB is an index tracking short-term U.S. government securities. The R3000V and the 70%R3000V/30%ML91DTB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Market Opportunity Fund (Class B Shares) (the "Fund") from December 4, 2000 (start of performance) to October 31, 2007, compared to the Russell 3000 Value Index (R3000V) 2 and the 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index (70%R3000V/30%ML91DTB) 2.

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	(6.25)%
5 Years	6.20%
Start of Performance (12/4/2000)	6.78%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R3000V and the 70%R3000V/30%ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The R3000V measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The ML91DTB is an index tracking short-term U.S. government securities. The R3000V and the 70%R3000/30%ML91DTB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Market Opportunity Fund (Class C Shares) (the "Fund") from December 4, 2000 (start of performance) to October 31, 2007, compared to the Russell 3000 Value Index (R3000V) 2 and the 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index (70%R3000V/30%ML91DTB) 2 ..

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	(1.92)%
5 Years	6.51%
Start of Performance (12/4/2000)	6.77%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R3000V and the 70%R3000V/30%ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The R3000V measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The ML91DTB is an index tracking short-term U.S. government securities. The R3000V and the 70%R3000V/30%ML91DTB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2007, the Fund's portfolio composition 1 was as follows:

Percentage of Total Net Assets
U.S. Fixed-Income Securities	23.4%
International Equity/Hybrid Securities [2]	18.5%
U.S. Equity/Hybrid Securities [2]	10.0%
International Fixed-Income Securities	6.3%
Commodity-Linked Notes	6.0%
Put Options	2.3%
Cash Equivalents [3]	32.9%
Other Assets and Liabilities--Net [4]	0.6%
TOTAL	100.0%

1 See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.

2 Equity securities include securities convertible into equity securities.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

October 31, 2007

Shares			Value in U.S. Dollars
		COMMON STOCKS--15.0%
		Energy Equipment & Services--1.3%
1,290,000		Patterson-UTI Energy, Inc.	$25,722,600
		Food Products--0.8%
1,750,000		Tate & Lyle	15,896,071
		IT Services--1.0%
925,000		Electronic Data Systems Corp.	19,970,750
		Insurance--1.0%
1,050,000		Progressive Corp., OH	19,425,000
		Leisure Equipment & Products--2.1%
585,000		Sankyo Co. Ltd.	24,934,438
1,050,000		Sega Sammy Holdings, Inc.	14,452,035
		TOTAL	39,386,473
		Metals & Mining--0.5%
933,000		IAMGOLD Corp.	8,182,410
		Oil Gas & Consumable Fuels--5.9%
2,060,000		Canetic Resources Trust	33,495,600
565,000		Cimarex Energy Co.	22,888,150
1,765,000		Pengrowth Energy Trust	33,631,504
710,000		Penn West Energy Trust	22,649,000
		TOTAL	112,664,254
Shares, Foreign Par Amount or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		Pharmaceuticals--0.8%
248,700		Johnson & Johnson	$16,207,779
		Wireless Telecommunication Services--1.6%
21,853		NTT DoCoMo, Inc.	31,670,583
		TOTAL COMMON STOCKS (IDENTIFIED COST $288,542,631)	289,125,920
		GOVERNMENTS/AGENCIES--6.3%
4,350,000,000		Japan, Government of, 0.30%, 11/15/2007	37,699,170
4,350,000,000		Japan, Government of, 0.30%, 12/20/2007	37,670,853
2,700,000,000		Japan, Government of, Bond, 0.20%, 12/15/2007	23,380,832
2,700,000,000		Japan, Government of, Bond, 0.30%, 12/20/2007	23,381,909
1		South Africa, Government of, Bond, 10.00%, 2/28/2009	0
		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $114,009,746)	122,132,764
		HYBRID NOTES--19.5%
		Computers & Peripherals--1.0%
$465,000	[1,2]	Goldman Sachs Group, Inc., PERCS, (Lexmark International Group)	19,200,780
		Metals & Mining--16.0%
2,749,100		Credit Suisse First Boston, NY, PERCS, (Goldcorp Inc)	86,665,377
2,021,000		Credit Suisse First Boston, NY, PERCS, (Harmony Gold)	22,786,775
5,284,016	[1,2]	Lehman Brothers, Inc., PERCS, (Coeur D'Alene Mines Corp.)	20,290,621
1,751,100	[1,2]	Merrill Lynch & Co., Inc., Capped Appreciation Notes (Gold Fields)	29,707,412
1,857,300	[1,2]	Merrill Lynch & Co., Inc., PERCS, (Gold Fields)	32,149,863
55,000,000	[1,2]	Morgan Stanley Commodity Linked Note, 5.11%, 9/24/2008	61,492,750
50,000,000	[1,2]	Morgan Stanley Commodity Linked Note, 5.26%, 8/4/2008	54,476,000
		TOTAL	307,568,798
Principal Amount or Shares			Value in U.S. Dollars
		HYBRID NOTES--continued
		Pharmaceuticals--1.3%
$676,600	[1,2]	Goldman Sachs Group, Inc., PERCS, (Forrest Labs)	$25,910,397
		Specialty Retail--1.2%
1,207,700	[1,2]	Goldman Sachs Group, Inc., PERCS, (Office Depot, Inc.)	22,782,053
		TOTAL HYBRID NOTES (IDENTIFIED COST $364,072,049)	375,462,028
		U.S. TREASURY--23.4%
60,000,000		United States Treasury Note, 4.25%, 11/30/2007	60,011,040
75,000,000		United States Treasury Note, 4.375%, 12/31/2007	75,045,405
100,000,000		United States Treasury Note, 4.50%, 2/15/2009	100,598,710
85,000,000		United States Treasury Note, 4.875%, 4/30/2008	85,329,910
130,000,000		United States Treasury Note, 5.125%, 6/30/2008	130,807,417
		TOTAL U.S. TREASURY (IDENTIFIED COST $449,709,651)	451,792,482
		PURCHASED PUT OPTIONS--2.3%
		Computers & Peripherals-0.4%
6,000	[3]	Sandisk Corp.; Strike Price $55, Expiration Date 1/19/2008	6,690,000
		Financials - 1.9%
18,000	[3]	Amex Financial Select Standard & Poor Depository Receipt; Strike Price $39, Expiration Date 12/22/2007	9,720,000
4,400	[3]	Midcap SPDR Trust Series 1; Strike Price $170, Expiration Date 1/19/2008	3,762,000
10,600	[3]	Powershares QQQ NASDAQ 100 Shares; Strike Price $55, Expiration Date 1/19/2008	2,231,300
1,700	[3]	Russell 2000 Index; Strike Price $840, Expiration Date 12/22/2007	5,712,000
4,100	[3]	S&P 500 Index; Strike Price $1,550, Expiration Date 12/22/2007	15,354,500
		TOTAL	36,779,800
		TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $74,719,347)	43,469,800
Shares			Value in U.S. Dollars
		MUTUAL FUND--32.9%
633,564,638	[4,5]	Prime Value Obligations Fund, Institutional Shares, 5.06% (AT NET ASSET VALUE)	$633,564,638
		TOTAL INVESTMENTS--99.4% (IDENTIFIED COST $1,924,618,062) [6]	1,915,547,632
		OTHER ASSETS AND LIABILITIES - NET--0.6%	10,114,703
		TOTAL NET ASSETS--100%	$1,925,662,335

At October 31, 2007, the Fund had outstanding foreign exchange contracts as follows:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation
Contracts Purchased:
1/31/2008	67,775,501 Swiss Francs	$58,470,000	$58,822,798	$352,798
1/31/2008	67,754,451 Swiss Francs	$58,470,000	$58,841,072	$371,072
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$723,870

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2007, these restricted securities amounted to $266,009,876, which represented 13.8% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At October 31, 2007, these liquid restricted securities amounted to $266,009,876, which represented 13.8% of total net assets.

3 Non-income producing security.

4 Affiliated company.

5 7-Day net yield.

6 The cost of investments for federal tax purposes amounts to $1,886,825,954.

Note: The categories of investments are shown as a percentage of net assets at October 31, 2007.

The following acronym is used throughout this portfolio:

PERCS	--Preferred Equity Redemption Cumulative Stock

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2007

Assets:
Total investments in securities, at value, including $633,564,638 of an investment in an affiliated issuer (Note 5) (identified cost $1,924,618,062)		$1,915,547,632
Cash		787,304
Income receivable		8,915,351
Receivable for investments sold		35,042,703
Receivable for shares sold		1,532,722
Receivable for foreign exchange contracts		723,870
TOTAL ASSETS		1,962,549,582
Liabilities:
Payable for investments purchased	$19,363,298
Payable for shares redeemed	15,139,392
Payable for distribution services fee (Note 5)	617,618
Payable for shareholder services fee (Note 5)	1,063,595
Accrued expenses	703,344
TOTAL LIABILITIES		36,887,247
Net assets for 158,079,640 shares outstanding		$1,925,662,335
Net Assets Consist of:
Paid-in capital		$2,003,951,897
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(8,279,453)
Accumulated net realized loss on investments, options and foreign currency transactions		(87,433,340)
Undistributed net investment income		17,423,231
TOTAL NET ASSETS		$1,925,662,335

Statement of Assets and Liabilities - continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($981,851,880 ÷ 80,337,271 shares outstanding), no par value, unlimited shares authorized	$12.22
Offering price per share (100/94.50 of $12.22) [1]	$12.93
Redemption proceeds per share	$12.22
Class B Shares:
Net asset value per share ($291,938,404 ÷ 24,005,822 shares outstanding), no par value, unlimited shares authorized	$12.16
Offering price per share	$12.16
Redemption proceeds per share (94.50/100 of $12.16) [1]	$11.49
Class C Shares:
Net asset value per share ($651,388,048 ÷ 53,696,964 shares outstanding), no par value, unlimited shares authorized	$12.13
Offering price per share	$12.13
Redemption proceeds per share (99.00/100 of $12.13) [1]	$12.01
Institutional Shares:
Net asset value per share ($484,003 ÷ 39,583 shares outstanding), no par value, unlimited shares authorized	$12.23
Offering price per share	$12.23
Redemption proceeds per share	$12.23

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2007

Investment Income:
Dividends (including $26,075,113 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $2,160,110)		$62,092,081
Interest		50,221,287
TOTAL INCOME		112,313,368
Expenses:
Investment adviser fee (Note 5)	$18,596,949
Administrative personnel and services fee (Note 5)	1,962,404
Custodian fees	166,056
Transfer and dividend disbursing agent fees and expenses	3,130,492
Directors'/Trustees' fees	32,035
Auditing fees	30,613
Legal fees	9,065
Portfolio accounting fees	194,652
Distribution services fee--Class B Shares (Note 5)	2,701,776
Distribution services fee--Class C Shares (Note 5)	6,384,315
Shareholder services fee--Class A Shares (Note 5)	3,131,706
Shareholder services fee--Class B Shares (Note 5)	900,592
Shareholder services fee--Class C Shares (Note 5)	2,119,245
Account administration fee--Class A Shares	2,240
Account administration fee--Class C Shares	459
Share registration costs	141,402
Printing and postage	316,171
Insurance premiums	21,250
Miscellaneous	12,451
TOTAL EXPENSES	39,853,873

Statement of Operations - continued

Waiver, Reimbursement and Expense Reduction (Note 5):
Reimbursement of investment adviser fee	$(426,580)
Waiver of administrative personnel and services fee	(72,953)
Fees paid indirectly from directed brokerage arrangements	(18,208)
TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTION		$(517,741)
Net expenses			$39,336,132
Net investment income			72,977,236
Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized loss on investments, options and foreign currency transactions			(52,721,705)
Net change in unrealized appreciation of investments, options and translation of assets and liabilities in foreign currency			(36,625,962)
Net realized and unrealized loss on investments, options and foreign currency transactions			(89,347,667)
Change in net assets resulting from operations			$(16,370,431)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2007	2006
Increase (Decrease) in Net Assets
Net investment income	$72,977,236	$76,147,849
Net realized loss on investments, options and foreign currency transactions	(52,721,705)	(29,683,906)
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(36,625,962)	2,014,748
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(16,370,431)	48,478,691
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(45,534,567)	(36,496,732)
Class B Shares	(10,236,324)	(7,603,124)
Class C Shares	(24,268,906)	(16,655,678)
Institutional Shares	(4,189)	--
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	--	(81,431,367)
Class B Shares	--	(27,238,999)
Class C Shares	--	(52,791,659)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(80,043,986)	(222,217,559)
Share Transactions:
Proceeds from sale of shares	504,704,857	1,143,680,710
Net asset value of shares issued to shareholders in payment of distributions declared	60,580,041	176,457,959
Cost of shares redeemed	(1,452,681,482)	(953,073,165)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(887,396,584)	367,065,504
Change in net assets	(983,811,001)	193,326,636
Net Assets:
Beginning of period	2,909,473,336	2,716,146,700
End of period (including undistributed net investment income of $17,423,231 and $16,810,804, respectively)	$1,925,662,335	$2,909,473,336

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2007

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eight diversified portfolios. The financial statements included herein are only those of Federated Market Opportunity Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The investment objective of the Fund is to provide moderate capital appreciation and high current income.

Effective June 29, 2007, the Fund began offering Institutional Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2007		2006
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	26,877,662	$336,652,453	54,038,594	$700,247,395
Shares issued to shareholders in payment of distributions declared	2,858,742	35,604,411	7,699,119	97,324,303
Shares redeemed	(67,495,963)	(839,747,517)	(45,800,364)	(586,153,123)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(37,759,559)	$(467,490,653)	15,937,349	$211,418,575

Year Ended October 31	2007		2006
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	2,044,633	$25,516,583	5,633,613	$72,440,132
Shares issued to shareholders in payment of distributions declared	679,473	8,431,672	2,313,826	29,058,310
Shares redeemed	(11,900,557)	(147,302,844)	(8,977,745)	(114,645,466)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(9,176,451)	$(113,354,589)	(1,030,306)	$(13,147,024)

Year Ended October 31	2007		2006
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	11,393,902	$142,032,718	28,926,211	$370,993,183
Shares issued to shareholders in payment of distributions declared	1,335,860	16,541,350	3,993,200	50,075,346
Shares redeemed	(37,744,965)	(465,614,422)	(19,861,857)	(252,274,576)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(25,015,203)	$(307,040,354)	13,057,554	$168,793,953

	Period Ended 10/31/2007 [1]		Year Ended 10/31/2006
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	40,738	$503,103	--	$--
Shares issued to shareholders in payment of distributions declared	215	2,608	--	--
Shares redeemed	(1,370)	(16,699)	--	--
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	39,583	$489,012	--	$--
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(71,911,630)	$(887,396,584)	27,964,597	$367,065,504)

1 Reflects operations for the period from June 29, 2007 (date of initial investment) to October 31, 2007.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities, partnership adjustments, and equity linked notes adjustments.

For the year ended October 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$7,679,177	$(7,679,177)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2007 and 2006, was as follows:

	2007	2006
Ordinary income	$80,043,986	$100,855,006
Long-term capital gains	$--	$121,362,553

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$19,770,074
Net unrealized appreciation	$28,788,785
Capital loss carryforwards	$(126,848,421)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

At October 31, 2007, the cost of investments for federal tax purposes was $1,886,825,954. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign exchange contracts was $28,721,678. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $57,041,136 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(28,319,458).

At October 31, 2007, the Fund had a capital loss carryforward of $126,848,421 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2014	$ 35,423,430
2015	$ 91,424,991

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may also voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Certain of the Fund's assets are managed by Federated Investment Management Company (the "Sub-Adviser). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2007, the Sub-Adviser earned a sub-adviser fee of $1,950,938.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $72,953 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2007, FSC retained $1,687,364 of fees paid by the Fund. For the year ended October 31, 2007, the Fund's Class A Shares did not incur a distribution services fee. Effective November 15, 2007, upon approval of the Fund's Trustees, the Plan for the Fund's Class A Shares was amended to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%.

Sales Charges

For the year ended October 31, 2007, FSC retained $212,586 in sales charges from the sale of Class A Shares. FSC also retained $58,450 of contingent deferred sales charges relating to redemptions of Class A Shares and $124,038 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. A financial intermediary affiliated with management of Federated Investors, Inc. received $12,746 of Service Fees for the year ended October 31, 2007. For the year ended October 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2007, the Fund's expenses were reduced by $18,208 under these arrangements.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.24%, 1.99%, 1.99% and 0.99%, respectively, for the fiscal year ending October 31, 2008. Although these actions are voluntary, the Adviser and its affiliates agreed not to terminate these waivers and/or reimbursements until after December 31, 2008.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2007, the Adviser reimbursed $426,580 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended October 31, 2007 are as follows:

Affiliate	Balance of Shares Held 10/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2007	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	--	2,148,485,190	1,514,920,552	633,564,638	$633,564,638	$26,075,113

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2007, were as follows:

Purchases	$1,270,383,091
Sales	$1,373,784,106

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund (NAV) calculations as late as a fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than April 30, 2008. At this time, management has concluded that the adoption of FIN 48 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2007, 20.79% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended October 31, 2007, 4.91% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS
AND SHAREHOLDERS OF FEDERATED MARKET OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Market Opportunity Fund, a portfolio of Federated Equity Funds, as of October 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to November 1, 2005, were audited by other independent registered public accountants whose report thereon dated December 20, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Market Opportunity Fund as of October 31, 2007, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
December 27, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date : June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations: Walter C. Bean is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and Director of Investments for Managed Accounts. Mr. Bean joined Federated in 2000. Mr. Bean is responsible for the investment process for the managed accounts portfolios. His previous associations included: Chief Investment Officer and Portfolio Manager at C.S. McKee & Company; various investment management and research positions with First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean is a Chartered Financial Analyst. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from Pennsylvania State University. Mr. Bean has 35 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory Contract

FEDERATED MARKET OPPORTUNITY FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2007. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2006. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory and subadvisory contracts. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Market Opportunity Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172743
Cusip 314172735
Cusip 314172727

26852 (12/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Market Opportunity Fund

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2007

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Period Ended
	10/31/2007	[1]
Net Asset Value, Beginning of Period	$12.16
Income From Investment Operations:
Net investment income	0.17	[2]
Net realized and unrealized gain on investments, options and foreign currency transactions	0.00	[3]
TOTAL FROM INVESTMENT OPERATIONS	0.17
Less Distributions:
Distributions from net investment income	(0.10)
Net Asset Value, End of Period	$12.23
Total Return [4]	1.43%

Ratios to Average Net Assets:
Net expenses	0.97	% [5,6]
Net investment income	4.30	% [6]
Expense waiver/reimbursement [7]	0.03	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$484
Portfolio turnover	79	% [8]

1 Reflects operations for the period from June 29, 2007 (date of initial investment) to October 31, 2007.

2 Per share numbers have been calculated using the average shares method.

3 Represents less than $0.01.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 0.97% after taking into account this expense reduction for the period ended October 31, 2007.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

8 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended October 31, 2007.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 1 to October 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/1/2007	Ending Account Value 10/31/2007	Expenses Paid During Period [1]
Actual:
Institutional Shares	$1,000	$1,014.30	$3.35
Hypothetical (assuming a 5% return before expenses):
Institutional Shares	$1,000	$1,020.32	$4.94

1 "Actual" expense information for the Fund is for the period from June 29, 2007 (date of initial investment) to October 31, 2007. Actual expenses are equal to the Fund's annualized net expense ratio of 0.97%, multiplied by 125/365 (to reflect the period from initial investment to October 31, 2007). "Hypothetical" expense information for Institutional Shares is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 184/365 (to reflect the full half-year period).

Management Discussion of Fund Performance

This report addresses Federated Market Opportunity Fund Institutional Shares' performance. The Institutional Shares' inception date was June 29, 2007. For the fund's fiscal year ended October 31, 2007, the Fund produced a total return of (0.08%), based on net asset value 1 .. The total return for the fund's market benchmark of 70% Russell 3000 Value Index/30% U.S. Treasury 3-month bill was 8.88% 2 .. The fund's total return reflected actual cash flows, transaction costs, and other expenses which were not reflected in the total return of the index.

MARKET OVERVIEW

The reporting period was generally quite strong for major equity markets. In the United States, the Standard & Poor's 500 Index (S&P 500 Index) 3 , for example, returned 14.55%. Despite rapidly spreading cracks in the credit markets, equity markets rebounded late in the reporting period. In terms of currencies and their impact on investment results for foreign holdings, the U.S. dollar declined against most currencies, including a 10.4% decline against the U.S. dollar index (DXY). This decrease of the U.S. dollar relative to other currencies increases the value in U.S. dollar terms of returns on foreign holdings.

1 For the period prior to the Institutional Share's inception, performance shown is for the Fund's Class A Shares. The performance for Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares are estimated to have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares.

2 The 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. Merrill Lynch 91 Day Treasury Bill Index measures the return on U.S. Treasury Bills maturing in 90 days. Indexes are unmanaged and it is not possible to invest directly in an index.

3 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index.

FUND PERFORMANCE

The fund has been positioned to benefit from a significant decline in U.S. equity prices. The fund had substantial cash reserves in addition to put options as a hedge 4 against an anticipated decline in stock prices. The put options on U.S. equity indexes would increase in value if stock prices fell. Since the market rose over the course of the year, the fund had significant net losses on the put options that aggravated the missed profit opportunity from holding cash reserves and short-term government notes instead of holding more in equities. The rationale for the fund's strategy was that the Adviser believes that market bubble history and market valuation history in general, and rapidly deteriorating economic and financial conditions, supported a highly risk-averse strategy during the period.

Among equity sector returns, gold and energy securities generally had positive returns for the fund, while on a net basis, securities in other sectors had a modest net loss.

In terms of currency impact on the fund, the general decline in the foreign-exchange value of the U.S. dollar had a positive impact on the fund, as it enhanced the U.S.-dollar based returns of the fund's foreign holdings relative to their local market returns, as foreign returns were converted into more (cheaper) U.S. dollars. In particular, the Canadian dollar, Japanese Yen, and Swiss Franc had positive returns for the fund. 5

4 Hedging strategies can result in increased expenses and losses to the fund. Investments in put options are subject to additional risks.

5 International investing involves special risks such as currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards.

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The Fund's Institutional Shares commenced operations on June 29, 2007. The Fund offers three other classes of shares; Class A Shares, Class B Shares and Class C Shares. For the period prior to commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance for Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares are estimated to have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares. The graph below illustrates the hypothetical investment of $10,000 1 in Federated Market Opportunity Fund (Institutional Shares) (the "Fund") from December 4, 2000 (start of performance) to October 31, 2007, compared to the Russell 3000 Value Index (R3000V) 2 and the 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index (70%R3000V/30%ML91DTB). 2

Average Annual Total Returns for the Period Ended 10/31/2007
1 Year	(0.08)%
5 Years	7.33%
Start of Performance (12/4/2000)	7.45%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The R3000V and the 70%R3000V/30%ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The R3000V measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The ML91DTB is an index tracking short-term U.S. government securities. The R3000V and the 70%R3000V/30%ML91DTB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest in an index.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2007, the Fund's portfolio composition 1 was as follows:

Percentage of Total Net Assets
U.S. Fixed-Income Securities	23.4%
International Equity/Hybrid Securities [2]	18.5%
U.S. Equity/Hybrid Securities [2]	10.0%
International Fixed-Income Securities	6.3%
Commodity-Linked Notes	6.0%
Put Options	2.3%
Cash Equivalents [3]	32.9%
Other Assets and Liabilities--Net [4]	0.6%
TOTAL	100.0%

1 See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.

2 Equity securities include securities convertible into equity securities.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

October 31, 2007

Shares			Value in U.S. Dollars
		COMMON STOCKS--15.0%
		Energy Equipment & Services--1.3%
1,290,000		Patterson-UTI Energy, Inc.	$25,722,600
		Food Products--0.8%
1,750,000		Tate & Lyle	15,896,071
		IT Services--1.0%
925,000		Electronic Data Systems Corp.	19,970,750
		Insurance--1.0%
1,050,000		Progressive Corp., OH	19,425,000
		Leisure Equipment & Products--2.1%
585,000		Sankyo Co. Ltd.	24,934,438
1,050,000		Sega Sammy Holdings, Inc.	14,452,035
		TOTAL	39,386,473
		Metals & Mining--0.5%
933,000		IAMGOLD Corp.	8,182,410
		Oil Gas & Consumable Fuels--5.9%
2,060,000		Canetic Resources Trust	33,495,600
565,000		Cimarex Energy Co.	22,888,150
1,765,000		Pengrowth Energy Trust	33,631,504
710,000		Penn West Energy Trust	22,649,000
		TOTAL	112,664,254
Shares, Foreign Par Amount or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		Pharmaceuticals--0.8%
248,700		Johnson & Johnson	$16,207,779
		Wireless Telecommunication Services--1.6%
21,853		NTT DoCoMo, Inc.	31,670,583
		TOTAL COMMON STOCKS (IDENTIFIED COST $288,542,631)	289,125,920
		GOVERNMENTS/AGENCIES--6.3%
4,350,000,000		Japan, Government of, 0.30%, 11/15/2007	37,699,170
4,350,000,000		Japan, Government of, 0.30%, 12/20/2007	37,670,853
2,700,000,000		Japan, Government of, Bond, 0.20%, 12/15/2007	23,380,832
2,700,000,000		Japan, Government of, Bond, 0.30%, 12/20/2007	23,381,909
1		South Africa, Government of, Bond, 10.00%, 2/28/2009	0
		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $114,009,746)	122,132,764
		HYBRID NOTES--19.5%
		Computers & Peripherals--1.0%
$465,000	[1,2]	Goldman Sachs Group, Inc., PERCS, (Lexmark International Group)	19,200,780
		Metals & Mining--16.0%
2,749,100		Credit Suisse First Boston, NY, PERCS, (Goldcorp Inc)	86,665,377
2,021,000		Credit Suisse First Boston, NY, PERCS, (Harmony Gold)	22,786,775
5,284,016	[1,2]	Lehman Brothers, Inc., PERCS, (Coeur D'Alene Mines Corp.)	20,290,621
1,751,100	[1,2]	Merrill Lynch & Co., Inc., Capped Appreciation Notes (Gold Fields)	29,707,412
1,857,300	[1,2]	Merrill Lynch & Co., Inc., PERCS, (Gold Fields)	32,149,863
55,000,000	[1,2]	Morgan Stanley Commodity Linked Note, 5.11%, 9/24/2008	61,492,750
50,000,000	[1,2]	Morgan Stanley Commodity Linked Note, 5.26%, 8/4/2008	54,476,000
		TOTAL	307,568,798
Principal Amount or Shares			Value in U.S. Dollars
		HYBRID NOTES--continued
		Pharmaceuticals--1.3%
$676,600	[1,2]	Goldman Sachs Group, Inc., PERCS, (Forrest Labs)	$25,910,397
		Specialty Retail--1.2%
1,207,700	[1,2]	Goldman Sachs Group, Inc., PERCS, (Office Depot, Inc.)	22,782,053
		TOTAL HYBRID NOTES (IDENTIFIED COST $364,072,049)	375,462,028
		U.S. TREASURY--23.4%
60,000,000		United States Treasury Note, 4.25%, 11/30/2007	60,011,040
75,000,000		United States Treasury Note, 4.375%, 12/31/2007	75,045,405
100,000,000		United States Treasury Note, 4.50%, 2/15/2009	100,598,710
85,000,000		United States Treasury Note, 4.875%, 4/30/2008	85,329,910
130,000,000		United States Treasury Note, 5.125%, 6/30/2008	130,807,417
		TOTAL U.S. TREASURY (IDENTIFIED COST $449,709,651)	451,792,482
		PURCHASED PUT OPTIONS--2.3%
		Computers & Peripherals-0.4%
6,000	[3]	Sandisk Corp.; Strike Price $55, Expiration Date 1/19/2008	6,690,000
		Financials - 1.9%
18,000	[3]	Amex Financial Select Standard & Poor Depository Receipt; Strike Price $39, Expiration Date 12/22/2007	9,720,000
4,400	[3]	Midcap SPDR Trust Series 1; Strike Price $170, Expiration Date 1/19/2008	3,762,000
10,600	[3]	Powershares QQQ NASDAQ 100 Shares; Strike Price $55, Expiration Date 1/19/2008	2,231,300
1,700	[3]	Russell 2000 Index; Strike Price $840, Expiration Date 12/22/2007	5,712,000
4,100	[3]	S&P 500 Index; Strike Price $1,550, Expiration Date 12/22/2007	15,354,500
		TOTAL	36,779,800
		TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $74,719,347)	43,469,800
Shares			Value in U.S. Dollars
		MUTUAL FUND--32.9%
633,564,638	[4,5]	Prime Value Obligations Fund, Institutional Shares, 5.06% (AT NET ASSET VALUE)	$633,564,638
		TOTAL INVESTMENTS--99.4% (IDENTIFIED COST $1,924,618,062) [6]	1,915,547,632
		OTHER ASSETS AND LIABILITIES - NET--0.6%	10,114,703
		TOTAL NET ASSETS--100%	$1,925,662,335

At October 31, 2007, the Fund had outstanding foreign exchange contracts as follows:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation
Contracts Purchased:
1/31/2008	67,775,501 Swiss Francs	$58,470,000	$58,822,798	$352,798
1/31/2008	67,754,451 Swiss Francs	$58,470,000	$58,841,072	$371,072
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$723,870

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2007, these restricted securities amounted to $266,009,876, which represented 13.8% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At October 31, 2007, these liquid restricted securities amounted to $266,009,876, which represented 13.8% of total net assets.

3 Non-income producing security.

4 Affiliated company.

5 7-Day net yield.

6 The cost of investments for federal tax purposes amounts to $1,886,825,954.

Note: The categories of investments are shown as a percentage of net assets at October 31, 2007.

The following acronym is used throughout this portfolio:

PERCS	--Preferred Equity Redemption Cumulative Stock

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2007

Assets:
Total investments in securities, at value, including $633,564,638 of an investment in an affiliated issuer (Note 5) (identified cost $1,924,618,062)		$1,915,547,632
Cash		787,304
Income receivable		8,915,351
Receivable for investments sold		35,042,703
Receivable for shares sold		1,532,722
Receivable for foreign exchange contracts		723,870
TOTAL ASSETS		1,962,549,582
Liabilities:
Payable for investments purchased	$19,363,298
Payable for shares redeemed	15,139,392
Payable for distribution services fee (Note 5)	617,618
Payable for shareholder services fee (Note 5)	1,063,595
Accrued expenses	703,344
TOTAL LIABILITIES		36,887,247
Net assets for 158,079,640 shares outstanding		$1,925,662,335
Net Assets Consist of:
Paid-in capital		$2,003,951,897
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(8,279,453)
Accumulated net realized loss on investments, options and foreign currency transactions		(87,433,340)
Undistributed net investment income		17,423,231
TOTAL NET ASSETS		$1,925,662,335

Statement of Assets and Liabilities - continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($981,851,880 ÷ 80,337,271 shares outstanding), no par value, unlimited shares authorized	$12.22
Offering price per share (100/94.50 of $12.22) [1]	$12.93
Redemption proceeds per share	$12.22
Class B Shares:
Net asset value per share ($291,938,404 ÷ 24,005,822 shares outstanding), no par value, unlimited shares authorized	$12.16
Offering price per share	$12.16
Redemption proceeds per share (94.50/100 of $12.16) [1]	$11.49
Class C Shares:
Net asset value per share ($651,388,048 ÷ 53,696,964 shares outstanding), no par value, unlimited shares authorized	$12.13
Offering price per share	$12.13
Redemption proceeds per share (99.00/100 of $12.13) [1]	$12.01
Institutional Shares:
Net asset value per share ($484,003 ÷ 39,583 shares outstanding), no par value, unlimited shares authorized	$12.23
Offering price per share	$12.23
Redemption proceeds per share	$12.23

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2007

Investment Income:
Dividends (including $26,075,113 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $2,160,110)		$62,092,081
Interest		50,221,287
TOTAL INCOME		112,313,368
Expenses:
Investment adviser fee (Note 5)	$18,596,949
Administrative personnel and services fee (Note 5)	1,962,404
Custodian fees	166,056
Transfer and dividend disbursing agent fees and expenses	3,130,492
Directors'/Trustees' fees	32,035
Auditing fees	30,613
Legal fees	9,065
Portfolio accounting fees	194,652
Distribution services fee--Class B Shares (Note 5)	2,701,776
Distribution services fee--Class C Shares (Note 5)	6,384,315
Shareholder services fee--Class A Shares (Note 5)	3,131,706
Shareholder services fee--Class B Shares (Note 5)	900,592
Shareholder services fee--Class C Shares (Note 5)	2,119,245
Account administration fee--Class A Shares	2,240
Account administration fee--Class C Shares	459
Share registration costs	141,402
Printing and postage	316,171
Insurance premiums	21,250
Miscellaneous	12,451
TOTAL EXPENSES	39,853,873

Statement of Operations - continued

Waiver, Reimbursement and Expense Reduction (Note 5):
Reimbursement of investment adviser fee	$(426,580)
Waiver of administrative personnel and services fee	(72,953)
Fees paid indirectly from directed brokerage arrangements	(18,208)
TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTION		$(517,741)
Net expenses			$39,336,132
Net investment income			72,977,236
Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized loss on investments, options and foreign currency transactions			(52,721,705)
Net change in unrealized appreciation of investments, options and translation of assets and liabilities in foreign currency			(36,625,962)
Net realized and unrealized loss on investments, options and foreign currency transactions			(89,347,667)
Change in net assets resulting from operations			$(16,370,431)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2007	2006
Increase (Decrease) in Net Assets
Net investment income	$72,977,236	$76,147,849
Net realized loss on investments, options and foreign currency transactions	(52,721,705)	(29,683,906)
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(36,625,962)	2,014,748
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(16,370,431)	48,478,691
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(45,534,567)	(36,496,732)
Class B Shares	(10,236,324)	(7,603,124)
Class C Shares	(24,268,906)	(16,655,678)
Institutional Shares	(4,189)	--
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	--	(81,431,367)
Class B Shares	--	(27,238,999)
Class C Shares	--	(52,791,659)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(80,043,986)	(222,217,559)
Share Transactions:
Proceeds from sale of shares	504,704,857	1,143,680,710
Net asset value of shares issued to shareholders in payment of distributions declared	60,580,041	176,457,959
Cost of shares redeemed	(1,452,681,482)	(953,073,165)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(887,396,584)	367,065,504
Change in net assets	(983,811,001)	193,326,636
Net Assets:
Beginning of period	2,909,473,336	2,716,146,700
End of period (including undistributed net investment income of $17,423,231 and $16,810,804, respectively)	$1,925,662,335	$2,909,473,336

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2007

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eight diversified portfolios. The financial statements included herein are only those of Federated Market Opportunity Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class B Shares and Class C Shares are presented separately. The investment objective of the Fund is to provide moderate capital appreciation and high current income.

Effective June 29, 2007, the Fund began offering Institutional Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2007		2006
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	26,877,662	$336,652,453	54,038,594	$700,247,395
Shares issued to shareholders in payment of distributions declared	2,858,742	35,604,411	7,699,119	97,324,303
Shares redeemed	(67,495,963)	(839,747,517)	(45,800,364)	(586,153,123)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(37,759,559)	$(467,490,653)	15,937,349	$211,418,575

Year Ended October 31	2007		2006
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	2,044,633	$25,516,583	5,633,613	$72,440,132
Shares issued to shareholders in payment of distributions declared	679,473	8,431,672	2,313,826	29,058,310
Shares redeemed	(11,900,557)	(147,302,844)	(8,977,745)	(114,645,466)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(9,176,451)	$(113,354,589)	(1,030,306)	$(13,147,024)

Year Ended October 31	2007		2006
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	11,393,902	$142,032,718	28,926,211	$370,993,183
Shares issued to shareholders in payment of distributions declared	1,335,860	16,541,350	3,993,200	50,075,346
Shares redeemed	(37,744,965)	(465,614,422)	(19,861,857)	(252,274,576)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(25,015,203)	$(307,040,354)	13,057,554	$168,793,953

	Period Ended 10/31/2007 [1]		Year Ended 10/31/2006
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	40,738	$503,103	--	$--
Shares issued to shareholders in payment of distributions declared	215	2,608	--	--
Shares redeemed	(1,370)	(16,699)	--	--
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	39,583	$489,012	--	$--
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(71,911,630)	$(887,396,584)	27,964,597	$367,065,504)

1 Reflects operations for the period from June 29, 2007 (date of initial investment) to October 31, 2007.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities, partnership adjustments, and equity linked notes adjustments.

For the year ended October 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$7,679,177	$(7,679,177)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2007 and 2006, was as follows:

	2007	2006
Ordinary income	$80,043,986	$100,855,006
Long-term capital gains	$--	$121,362,553

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$19,770,074
Net unrealized appreciation	$28,788,785
Capital loss carryforwards	$(126,848,421)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

At October 31, 2007, the cost of investments for federal tax purposes was $1,886,825,954. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign exchange contracts was $28,721,678. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $57,041,136 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(28,319,458).

At October 31, 2007, the Fund had a capital loss carryforward of $126,848,421 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2014	$ 35,423,430
2015	$ 91,424,991

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may also voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Certain of the Fund's assets are managed by Federated Investment Management Company (the "Sub-Adviser). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2007, the Sub-Adviser earned a sub-adviser fee of $1,950,938.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $72,953 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2007, FSC retained $1,687,364 of fees paid by the Fund. For the year ended October 31, 2007, the Fund's Class A Shares did not incur a distribution services fee. Effective November 15, 2007, upon approval of the Fund's Trustees, the Plan for the Fund's Class A Shares was amended to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%.

Sales Charges

For the year ended October 31, 2007, FSC retained $212,586 in sales charges from the sale of Class A Shares. FSC also retained $58,450 of contingent deferred sales charges relating to redemptions of Class A Shares and $124,038 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. A financial intermediary affiliated with management of Federated Investors, Inc. received $12,746 of Service Fees for the year ended October 31, 2007. For the year ended October 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2007, the Fund's expenses were reduced by $18,208 under these arrangements.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.24%, 1.99%, 1.99% and 0.99%, respectively, for the fiscal year ending October 31, 2008. Although these actions are voluntary, the Adviser and its affiliates agreed not to terminate these waivers and/or reimbursements until after December 31, 2008.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2007, the Adviser reimbursed $426,580 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended October 31, 2007 are as follows:

Affiliate	Balance of Shares Held 10/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2007	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	--	2,148,485,190	1,514,920,552	633,564,638	$633,564,638	$26,075,113

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2007, were as follows:

Purchases	$1,270,383,091
Sales	$1,373,784,106

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund (NAV) calculations as late as a fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than April 30, 2008. At this time, management has concluded that the adoption of FIN 48 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2007, 20.79% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended October 31, 2007, 4.91% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS
AND SHAREHOLDERS OF FEDERATED MARKET OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Market Opportunity Fund, a portfolio of Federated Equity Funds, as of October 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to November 1, 2005, were audited by other independent registered public accountants whose report thereon dated December 20, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Market Opportunity Fund as of October 31, 2007, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
December 27, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date : June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations: Walter C. Bean is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and Director of Investments for Managed Accounts. Mr. Bean joined Federated in 2000. Mr. Bean is responsible for the investment process for the managed accounts portfolios. His previous associations included: Chief Investment Officer and Portfolio Manager at C.S. McKee & Company; various investment management and research positions with First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean is a Chartered Financial Analyst. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from Pennsylvania State University. Mr. Bean has 35 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory Contract

FEDERATED MARKET OPPORTUNITY FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2007. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2006. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory and subadvisory contracts. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Market Opportunity Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172453

37774 (12/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Mid Cap Growth Strategies Fund

Established 1984

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2007

Class A Shares
Class B Shares
Class C Shares
Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007		2006	[1]	2005		2004		2003
Net Asset Value, Beginning of Period	$36.12		$31.85		$27.44		$25.14		$19.02
Income From Investment Operations:
Net investment income (loss)	(0.12	) [2]	(0.09	) [2]	(0.10	) [2]	(0.21	) [2]	(0.18	) [2]
Net realized and unrealized gain on investments and foreign currency transactions	9.41		4.36		4.51		2.51		6.30
TOTAL FROM INVESTMENT OPERATIONS	9.29		4.27		4.41		2.30		6.12
Net Asset Value, End of Period	$45.41		$36.12		$31.85		$27.44		$25.14
Total Return [3]	25.72%		13.41%		16.07	% [4]	9.15	% [5]	32.18%

Ratios to Average Net Assets:
Net expenses [6]	0.98	% [7]	0.99	% [7]	1.21	% [7]	1.32	% [7]	1.39	% [7]
Net investment income (loss)	(0.29)%		(0.25)%		(0.32)%		(0.81)%		(0.86)%
Expense waiver/reimbursement [8]	0.28%		0.28%		0.06%		0.00	% [9]	--
Supplemental Data:
Net assets, end of period (000 omitted)	$544,647		$492,751		$537,322		$486,643		$504,998
Portfolio turnover	118%		115%		139%		144%		181%

1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

4 During the period, the Fund was reimbursed by the shareholder services provider, which had an impact of 0.07% on the total return.

5 During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.04% on the total return.

6 Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee was reduced to 0.4975% effective January 1, 2006 and may not be increased until after December 31, 2010.

7 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 0.98%, 0.99%, 1.19%, 1.31% and 1.36% after taking into account these expense reductions for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.

8 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

9 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007		2006	[1]	2005		2004		2003
Net Asset Value, Beginning of Period	$32.77		$29.13		$25.31		$23.36		$17.80
Income From Investment Operations:
Net investment income (loss)	(0.38	) [2]	(0.34	) [2]	(0.32	) [2]	(0.38	) [2]	(0.31	) [2]
Net realized and unrealized gain on investments and foreign currency transactions	8.50		3.98		4.14		2.33		5.87
TOTAL FROM INVESTMENT OPERATIONS	8.12		3.64		3.82		1.95		5.56
Net Asset Value, End of Period	$40.89		$32.77		$29.13		$25.31		$23.36
Total Return [3]	24.78%		12.50%		15.09%		8.35	% [4]	31.24%

Ratios to Average Net Assets:
Net expenses [5]	1.74	% [6]	1.79	% [6]	2.04	% [6]	2.07	% [6]	2.14	% [6]
Net investment income (loss)	(1.05)%		(1.05)%		(1.13)%		(1.56)%		(1.61)%
Expense waiver/reimbursement [7]	0.34%		0.26%		0.00	% [8]	0.00	% [8]	--
Supplemental Data:
Net assets, end of period (000 omitted)	$76,376		$92,883		$129,155		$144,819		$162,097
Portfolio turnover	118%		115%		139%		144%		181%

1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

4 During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.09% on the total return.

5 Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee was reduced to 0.4975% effective January 1, 2006 and may not be increased until after December 31, 2010.

6 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.74%, 1.78%, 2.02%, 2.06% and 2.11% after taking into account these expense reductions for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007		2006	[1]	2005		2004		2003
Net Asset Value, Beginning of Period	$33.10		$29.41		$25.56		$23.59		$17.98
Income From Investment Operations:
Net investment income (loss)	(0.39)	[2]	(0.33	) [2]	(0.33	) [2]	(0.39	) [2]	(0.31	) [2]
Net realized and unrealized gain on investments and foreign currency transactions	8.58		4.02		4.18		2.36		5.92
TOTAL FROM INVESTMENT OPERATIONS	8.19		3.69		3.85		1.97		5.61
Net Asset Value, End of Period	$41.29		$33.10		$29.41		$25.56		$23.59
Total Return [3]	24.74%		12.55%		15.06%		8.35	% [4]	31.20%

Ratios to Average Net Assets:
Net expenses [5]	1.74	% [6]	1.77	% [6]	2.04	% [6]	2.07	% [6]	2.14	% [6]
Net investment income (loss)	(1.04)%		(1.03)%		(1.13)%		(1.56)%		(1.61)%
Expense waiver/reimbursement [7]	0.29%		0.26%		0.00	% [8]	0.00	% [8]	--
Supplemental Data:
Net assets, end of period (000 omitted)	$27,366		$29,341		$30,903		$33,015		$35,472
Portfolio turnover	118%		115%		139%		144%		181%

1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

4 During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.08% on the total return.

5 Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee was reduced to 0.4975% effective January 1, 2006 and may not be increased until after December 31, 2010.

6 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.73%, 1.77%, 2.02%, 2.06% and 2.11% after taking into account these expense reductions for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout the Period)

	Period Ended
	10/31/2007	[1]
Net Asset Value, Beginning of Period	$37.77
Income From Investment Operations:
Net investment income (loss)	(0.16	) [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	7.80
TOTAL FROM INVESTMENT OPERATIONS	7.64
Net Asset Value, End of Period	$45.41
Total Return [3]	20.23%

Ratios to Average Net Assets:
Net expenses [4]	1.47	% [5,6]
Net investment income (loss)	(0.81	)% [5]
Expense waiver/reimbursement [7]	0.26	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$0	[8]
Portfolio turnover	118	% [9]

1 Reflects operations for the period from December 12, 2006 (date of initial public offering) to October 31, 2007.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee was reduced to 0.4975% effective January 1, 2006 and may not be increased until after December 31, 2010.

5 Computed on an annualized basis.

6 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 1.46% after taking into account these expense reductions for the period ended October 31, 2007.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

8 Represents less than $1,000.

9 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the period ended October 31, 2007.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2007	Ending Account Value 10/31/2007	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,094.50	$5.17
Class B Shares	$1,000	$1,090.40	$9.17
Class C Shares	$1,000	$1,090.30	$9.17
Class K Shares	$1,000	$1,094.50	$7.76
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.27	$4.99
Class B Shares	$1,000	$1,016.43	$8.84
Class C Shares	$1,000	$1,016.43	$8.84
Class K Shares	$1,000	$ 1,017.80	$ 7.48

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	0.98%
Class B Shares	1.74%
Class C Shares	1.74%
Class K Shares	1.47%

Management's Discussion of Fund Performance

Mid cap growth stocks, as measured by the Russell Midcap Growth Index (RMCGI) 1 , were strong during the 12-month reporting period. Mid cap growth stocks lead mid cap value stocks by 999 basis points and lead the Standard & Poor's 500 Index 2 by 516 basis points over the fund's 12-month reporting period.

The biggest issues during the past year were the wide variation in energy prices and the effect of subprime mortgage difficulties and how both issues would impact the growth rate of the economy.

Fund Performance

The fund's total return, based on net asset value, for the fiscal year ended October 31, 2007 was 25.72% for the Class A Shares, 24.78% for the Class B Shares, 24.74% for the Class C Shares and 20.23% for the Class K Shares. The total return of the RMCGI was 19.72% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the RMCGI.

The fund's performance, compared to the RMCGI, was aided by its stock selection in the Industrials, Healthcare, Materials and Consumer Staples sectors relative to those in the RMCGI. Stock selection in Consumer Durables and Apparel also aided performance.

1 Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Investments cannot be made directly in an index.

2 S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made directly in an index.

Individual stocks contributing to the fund's performance cut across a variety of sectors and included Foster Wheeler, Ltd. (averaged 1.05% of net assets), an engineering and construction company, which gained 229% during the reporting period; Hansen Natural Corporation. (averaged 1.52% of net assets), an energy drink manufacturer which gained 82% during the fiscal year; and Agrium Inc. (averaged 0.95% of net assets), a fertilizer manufacturer and retailer rose 127%.

The fund's relative performance was hurt by the fund's stock selection in the Food and Staples Retailing and Diversified Financials sectors. Specific fund holdings that detracted from fund performance included Netflix Com, Inc. (averaged 0.34% of net assets) a video rental provider; Collective brands (averaged 0.95% of net assets) a footwear retailer; and an underweighted position relative to the index of National Oilwell Varco (averaged 0.90% of net assets), which engages in the design, construction, manufacture, and sale of systems, components, and products to the oil and gas industry worldwide.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Mid Cap Growth Strategies Fund (Class A Shares) (the "Fund") from October 31, 1997 to October 31, 2007, compared to the Russell Midcap Growth Index (RMCGI), 2 and the Lipper Mid-Cap Growth Fund Average (LMCGFA). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	18.81%
5 Years	17.67%
10 Years	7.47%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RMCGI is not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index. The LMCGFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Mid Cap Growth Strategies Fund (Class B Shares) (the "Fund") from October 31,1997 to October 31, 2007, compared to the Russell Midcap Growth Index (RMCGI), 2 and the Lipper Mid-Cap Growth Fund Average (LMCGFA). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	19.28%
5 Years	17.89%
10 Years	7.42%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RMCGI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index. The LMCGFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Mid Cap Growth Strategies Fund (Class C Shares) (the "Fund") from October 31, 1997 to October 31, 2007, compared to the Russell Midcap Growth Index (RMCGI), 2 and the Lipper Mid-Cap Growth Fund Average (LMCGFA). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	23.74%
5 Years	18.09%
10 Years	7.29%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RMCGI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index. The LMCGFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The Federated Midcap Growth Strategies Fund (Class K Shares) (the "Fund") commenced operations on December 12, 2006. The Fund offers three other classes of shares: Class A Shares, Class B Shares and Class C Shares. For the period prior to commencement of operations of Class K Shares, the performance information shown is for the Fund's Class A Shares, adjusted to reflect the expenses of Class K Shares. The graph below illustrates the hypothetical investment of $10,000 1 in Class K Shares from October 31, 1997 to October 31, 2007, compared to the Russell Midcap Growth Index (RMCGI), 2 and the Lipper Mid-Cap Growth Fund Average (LMCGFA). 2

Average Annual Total Returns for the Period Ended 10/31/2007
1 Year	25.64%
5 Years	18.46%
10 Years	7.56%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund with no sales load. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RMCGI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index. The LMCGFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2007, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Information Technology	19.7%
Industrials	18.6%
Consumer Discretionary	15.6%
Health Care	12.6%
Energy	10.8%
Financials	6.8%
Materials	6.3%
Consumer Staples	2.4%
Telecommunication Services	2.2%
Securities Lending Collateral [2]	6.2%
Cash Equivalents [3]	5.0%
Other Assets and Liabilities--Net [4]	(6.2)%
TOTAL	100.0%

1 Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements (other than those representing securities lending collateral).

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

October 31, 2007

Shares			Value
		COMMON STOCKS--95.0%
		Consumer Discretionary--15.6%
63,200		Abercrombie & Fitch Co., Class A	$5,005,440
190,800		American Eagle Outfitters, Inc.	4,537,224
103,600	[1]	Coach, Inc.	3,787,616
151,094	[1]	Collective Brands, Inc.	2,793,728
95,400		Darden Restaurants, Inc.	4,102,200
195,700	[1]	GSI Commerce, Inc.	5,575,493
129,600	[1]	GameStop Corp.	7,674,912
26,600		Garmin Ltd.	2,856,840
88,300	[1]	Gymboree Corp.	3,004,849
73,900	[1]	Kohl's Corp.	4,062,283
76,900		Mens Wearhouse, Inc.	3,249,794
181,200		Newell Rubbermaid, Inc.	5,283,792
63,700		Nordstrom, Inc.	2,512,328
117,600		Omnicom Group, Inc.	5,995,248
80,100		Penney (J.C.) Co., Inc.	4,504,824
84,200		Polo Ralph Lauren Corp., Class A	5,792,960
83,400		Royal Caribbean Cruises Ltd.	3,576,192
171,500	[1,2]	Saks, Inc.	3,628,940
167,000		Snap-On, Inc.	8,334,970
77,600		Starwood Hotels & Resorts Worldwide, Inc.	4,412,336
240,400		TJX Cos., Inc.	6,954,772
87,700		Yum! Brands, Inc.	3,531,679
		TOTAL	101,178,420
		Consumer Staples--2.4%
130,200		Avon Products, Inc.	5,335,596
102,000		Campbell Soup Co.	3,771,960
59,600		Estee Lauder Cos., Inc., Class A	2,616,440
87,500		Hershey Foods Corp.	3,772,125
		TOTAL	15,496,121
Shares			Value
		COMMON STOCKS--continued
		Energy--10.8%
50,100		Apache Corp.	$5,200,881
113,000		CONSOL Energy, Inc.	6,384,500
140,700	[2]	Chesapeake Energy Corp.	5,554,836
46,600		EOG Resources, Inc.	4,128,760
84,300	[1]	FMC Technologies, Inc.	5,111,109
111,800	[1]	Grant Prideco, Inc.	5,496,088
108,200		Helmerich & Payne, Inc.	3,421,284
80,200	[1]	National-Oilwell, Inc.	5,873,848
66,800		Noble Corp.	3,537,060
107,900	[1]	Southwestern Energy Co.	5,581,667
115,100		Sunoco, Inc.	8,471,360
76,400		Tesoro Petroleum Corp.	4,624,492
98,800	[1]	Weatherford International Ltd.	6,413,108
		TOTAL	69,798,993
		Financials--6.8%
81,800		Ace Ltd.	4,957,898
45,500	[1,2]	Affiliated Managers Group	5,985,525
49,900	[1]	Arch Capital Group Ltd.	3,731,023
66,300	[1]	CB Richard Ellis Services, Inc.	1,616,394
152,700		Commerce Bancorp, Inc.	6,222,525
31,000	[2]	Nymex Holdings Inc.	3,984,120
95,700		Prologis	6,865,518
40,800	[2]	RenaissanceRe Holdings Ltd.	2,380,272
132,700		T. Rowe Price Group, Inc.	8,524,648
		TOTAL	44,267,923
		Health Care--12.6%
112,600		Allergan, Inc.	7,609,508
70,500		Becton, Dickinson & Co.	5,883,930
125,500	[1]	BioMarin Pharmaceutical, Inc.	3,480,115
40,700	[1]	Biogen Idec, Inc.	3,029,708
36,000	[1]	Celgene Corp.	2,376,000
72,700	[1]	Cephalon, Inc.	5,360,898
321,400	[1,2]	Elan Corp. PLC, ADR	7,649,320
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
110,600	[1]	Express Scripts, Inc., Class A	$6,978,860
98,700	[1]	Forest Laboratories, Inc., Class A	3,856,209
556,500	[1]	Isis Pharmaceuticals, Inc.	9,805,530
48,600		McKesson HBOC, Inc.	3,212,460
52,700	[1]	Medco Health Solutions, Inc.	4,973,826
153,200	[1]	Momenta Pharmaceuticals, Inc.	1,993,132
30,800	[1]	Myriad Genetics, Inc.	1,705,088
69,200		Shire PLC, ADR	5,200,380
101,600	[1]	St. Jude Medical, Inc.	4,138,168
220,200	[1]	Thoratec Laboratories Corp.	4,397,394
		TOTAL	81,650,526
		Industrials--18.6%
49,100	[1]	Alliant Techsystems, Inc.	5,420,149
192,300	[1]	BE Aerospace, Inc.	9,559,233
139,900		Belden, Inc.	8,151,973
126,900		Chicago Bridge & Iron Co., N.V.	6,345,000
87,600		Flowserve Corp.	6,916,896
22,600		Fluor Corp.	3,570,800
32,400	[1]	Foster Wheeler Ltd.	4,803,300
36,600	[1]	General Cable Corp.	2,634,834
244,000		Harsco Corp.	14,791,280
222,400	[1]	Hexcel Corp.	5,566,672
44,600	[1]	Jacobs Engineering Group, Inc.	3,886,890
58,600		Norfolk Southern Corp.	3,026,690
53,700		Precision Castparts Corp.	8,044,797
125,700		Rockwell Collins	9,403,617
141,500	[1]	Shaw Group, Inc.	10,555,900
87,000		Textron Inc.	6,021,270
164,100	[1]	Thomas & Betts Corp.	9,191,241
44,200	[1]	URS Corp.	2,732,002
		TOTAL	120,622,544
Shares			Value
		COMMON STOCKS--continued
		Information Technology--19.7%
555,300	[1]	Activision, Inc.	$13,132,845
151,900	[1]	Adobe Systems, Inc.	7,276,010
245,800	[1,2]	Akamai Technologies, Inc.	9,632,902
220,200	[1]	Amdocs Ltd.	7,574,880
245,800	[1]	Ansys, Inc.	9,539,498
109,500	[1]	Broadcom Corp.	3,564,225
529,200	[1]	Cadence Design Systems, Inc.	10,372,320
276,600	[1]	Cognizant Technology Solutions Corp.	11,467,836
48,500	[1]	CommScope, Inc.	2,287,745
409,800		Corning, Inc.	9,945,846
380,200	[1]	Gartner Group, Inc., Class A	8,326,380
42,900		KLA-Tencor Corp.	2,258,685
67,500		Linear Technology Corp.	2,228,850
59,400	[1]	MEMC Electronic Materials, Inc.	4,349,268
167,100	[1]	Marvell Technology Group Ltd.	3,012,813
8,500		Mastercard, Inc.	1,611,175
143,400	[1]	NVIDIA Corp.	5,073,492
71,100		Paychex, Inc.	2,970,558
126,000	[1,2]	Salesforce.com Inc.	7,102,620
59,000	[1]	Sandisk Corp.	2,619,600
406,400	[1]	Tellabs, Inc.	3,580,384
		TOTAL	127,927,932
		Materials--6.3%
86,900		Agrium, Inc.	5,524,233
217,300	[1]	Crown Holdings, Inc.	5,389,040
20,200	[2]	Martin Marietta Materials	2,612,870
87,700	[2]	Nucor Corp.	5,439,154
141,500	[1]	Owens-Illinois, Inc.	6,285,430
211,400	[1]	Pactiv Corp.	5,807,158
124,400	[2]	Teck Cominco Ltd., Class B	6,220,000
34,500		United States Steel Corp.	3,722,550
		TOTAL	41,000,435
Shares			Value
		COMMON STOCKS--continued
		Telecommunication Services--2.2%
143,000	[1]	American Tower Systems Corp.	$6,317,740
129,900	[1]	Crown Castle International Corp.	5,334,993
46,000	[1,2]	NII Holdings, Inc.	2,668,000
		TOTAL	14,320,733
		TOTAL COMMON STOCKS (IDENTIFIED COST $490,809,193)	616,263,627
		MUTUAL FUND--11.2%
72,404,806	[3,4,5]	Prime Value Obligations Fund, Institutional Shares, 5.06% (AT NET ASSET VALUE)	72,404,806
		TOTAL INVESTMENTS--106.2% (IDENTIFIED COST $563,213,999) [6]	688,668,433
		OTHER ASSETS AND LIABILITIES - NET-- (6.2)%	(40,279,629)
		TOTAL NET ASSETS--100%	$648,388,804

1 Non-income producing security.

2 Certain or all shares are temporarily on loan to unaffiliated brokers/dealers.

3 Affiliated company.

4 7-Day net yield.

5 All or a portion of this security is held as collateral for securities lending.

6 The cost of investments for federal tax purposes amounts to $564,302,560.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2007.

The following acronym is used throughout this portfolio:

ADR	-American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2007

Assets:
Total investments in securities, at value including $72,404,806 of investments in affiliated issuers (Note 5) and $38,817,623 of securities loaned (identified cost $563,213,999)		$688,668,433
Cash		196
Income receivable		182,360
Receivable for investments sold		15,299,432
Receivable for shares sold		184,157
TOTAL ASSETS		704,334,578
Liabilities:
Payable for investments purchased	$13,672,094
Payable for shares redeemed	1,837,402
Payable for collateral due to broker for securities loaned	39,870,694
Payable for distribution services fee (Note 5)	66,787
Payable for shareholder services fee (Note 5)	290,918
Accrued expenses	207,879
TOTAL LIABILITIES		55,945,774
Net assets for 14,524,877 shares outstanding		$648,388,804
Net Assets Consist of:
Paid-in capital		$463,801,980
Net unrealized appreciation of investments		125,454,434
Accumulated net realized gain on investments		59,132,390
TOTAL NET ASSETS		$648,388,804
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($544,646,875 ÷ 11,994,270 shares outstanding), no par value, unlimited shares authorized		$45.41
Offering price per share (100/94.50 of $45.41) [1]		$48.05
Redemption proceeds per share		$45.41
Class B Shares:
Net asset value per share ($76,375,713 ÷ 1,867,892 shares outstanding), no par value, unlimited shares authorized		$40.89
Offering price per share		$40.89
Redemption proceeds per share (94.50/100 of $40.89) [1]		$38.64
Class C Shares:
Net asset value per share ($27,366,096 ÷ 662,712 shares outstanding), no par value, unlimited shares authorized		$41.29
Offering price per share		$41.29
Redemption proceeds per share (99.00/100 of $41.29) [1]		$40.88
Class K Shares:
Net asset value per share ($120.24 ÷ 2.648 shares outstanding), no par value, unlimited shares authorized		$45.41
Offering price per share		$45.41
Redemption proceeds per share		$45.41

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2007

Investment Income:
Dividends (including $683,781 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $21,761)		$3,849,809
Interest (including income on securities loaned of $368,622)		469,776
TOTAL INCOME		4,319,585
Expenses:
Investment adviser fee (Note 5)	$4,694,975
Administrative personnel and services fee (Note 5)	495,249
Custodian fees	33,674
Transfer and dividend disbursing agent fees and expenses--Class A Shares	689,655
Transfer and dividend disbursing agent fees and expenses--Class B Shares	162,518
Transfer and dividend disbursing agent fees and expenses--Class C Shares	44,076
Directors'/Trustees' fees	9,594
Auditing fees	22,000
Legal fees	8,276
Portfolio accounting fees	139,335
Distribution services fee--Class B Shares (Note 5)	631,859
Distribution services fee--Class C Shares (Note 5)	213,923
Shareholder services fee--Class A Shares (Note 5)	1,157,394
Shareholder services fee--Class B Shares (Note 5)	210,620
Shareholder services fee--Class C Shares (Note 5)	65,813
Account administration fee - Class A Shares	18,898
Account administration fee - Class C Shares	957
Share registration costs	44,958
Printing and postage	104,843
Insurance premiums	8,999
Miscellaneous	6,300
TOTAL EXPENSES	8,763,916

Statement of Operations-continued

Waivers, Reimbursements and Expense Reduction (Note 5):
Waiver/reimbursement of investment adviser fee	$(1,637,360)
Waiver of administrative personnel and services fee	(18,240)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class A Shares	(22,164)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class B Shares	(60,352)
Reimbursement of transfer and dividend disbursing agent fees and expenses--Class C Shares	(5,885)
Fees paid indirectly from directed broker arrangements	(47,998)
TOTAL WAIVERS, REIMBURSEMENTS AND EXPENSE REDUCTION		$(1,791,999)
Net expenses			$6,971,917
Net investment income (loss)			(2,652,332)
Realized and Unrealized Gain on Investments:
Net realized gain on investments			129,117,380
Net change in unrealized appreciation of investments			16,103,454
Net realized and unrealized gain on investments			145,220,834
Change in net assets resulting from operations			$142,568,502

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(2,652,332)	$(2,903,013)
Net realized gain on investments	129,117,380	80,730,105
Net change in unrealized appreciation/depreciation of investments	16,103,454	8,520,801
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	142,568,502	86,347,893
Share Transactions:
Proceeds from sale of shares	103,723,400	107,344,289
Cost of shares redeemed	(212,878,026)	(276,097,161)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(109,154,626)	(168,752,872)
Change in net assets	33,413,876	(82,404,979)
Net Assets:
Beginning of period	614,974,928	697,379,907
End of period (including accumulated net investment income of $0 and $0, respectively)	$648,388,804	$614,974,928

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2007

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eight diversified portfolios. The financial statements included herein are only those of Federated Mid Cap Growth Strategies Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is appreciation of capital.

Effective December 12, 2006, the Fund began offering Class K Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class K Shares may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2007, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$38,817,623	$39,870,694

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2007		2006
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,425,285	$98,471,585	2,746,145	$97,313,829
Shares redeemed	(4,072,938)	(164,184,478)	(5,977,054)	(209,530,221
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,647,653)	$(65,712,893)	(3,230,909)	$(112,216,392)

Year Ended October 31	2007		2006
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	68,002	$2,501,274	175,553	$5,691,686
Shares redeemed	(1,034,064)	(37,678,036)	(1,775,980)	(56,927,155)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(966,062)	$(35,176,762)	(1,600,427)	$(51,235,469)

Year Ended October 31	2007		2006
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	73,159	$2,750,441	133,531	$4,338,774
Shares redeemed	(296,923)	(11,015,512)	(297,736)	(9,639,785)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(223,764)	$(8,265,071)	(164,205)	$(5,301,011)

	Period Ended 10/31/2007 [1]		Year Ended 10/31/2006
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	3	$100	--	$--
Shares redeemed	--	--	--	--
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	3	$100	--	$--
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(2,837,476)	$(109,154,626)	(4,995,541)	$(168,752,872)

1 Reflects operations for the period from December 12, 2006 (date of initial public investment) to October 31, 2007.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and net operating loss.

For the year ended October 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(2,652,894)	$2,652,332	$562

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$61,377,169
Net unrealized appreciation	$124,365,876
Capital loss carryforwards	$(1,156,221)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales.

At October 31, 2007, the cost of investments for federal tax purposes was $564,302,560. The net unrealized appreciation of investments for federal tax purposes was $124,365,873. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $132,266,392 and net unrealized depreciation from investments for those securities having an excess of cost over value of $7,900,519.

At October 31, 2007, the Fund had a capital loss carryforward of $1,156,221 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2010.

As a result of the tax-free transfer of assets from Riggs Large Cap Growth Fund, certain capital loss carryforwards listed above may be limited.

The Fund used capital loss carryforwards of $68,366,149 to offset taxable capital gains realized during the year ended October 31, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive investment adviser fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net fee was reduced to 0.4975% effective January 1, 2006 and may not be increased until after December 31, 2010. For the year ended October 31, 2007, the Adviser waived $1,625,273 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $18,240 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2007, FSC retained $13,955 of fees paid by the Fund.

Sales Charges

For the year ended October 31, 2007, FSC retained $11,725 in sales charges from the sale of Class A Shares. FSC also retained $981 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2007, FSSC did not receive any fees paid by the Fund. A financial intermediary affiliated with management of Federated Investors, Inc. received $33,691 of Service Fees for the year ended October 31, 2007.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2007, the Fund's expenses were reduced by $47,998 under these arrangements.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and /or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 0.9949%, 1.7449%, 1.7449% and 1.4949%, respectively, for the fiscal year ending October 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after December 31, 2008.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2007, the Adviser reimbursed $12,087 in connection with the affiliated mutual funds listed below. Transactions with affiliated companies during the year ended October 31, 2007 are as follows:

Affiliate	Balance of Shares Held 10/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2007	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	--	318,787,291	246,382,485	72,404,806	$72,404,806	$683,781

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended October 31, 2007, were as follows:

Purchases	$715,081,982
Sales	$847,677,015

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds.

As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than April 30, 2008. At this time, management has concluded that the adoption of FIN 48 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED MID CAP GROWTH STRATEGIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Mid Cap Growth Strategies Fund, a portfolio of Federated Equity Funds, as of October 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to November 1, 2005, were audited by other independent registered public accountants whose report thereon dated December 20, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Mid Cap Growth Strategies Fund as of October 31, 2007, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
December 27, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Previous Positions : Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held : Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Began Serving	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Trust Date Began Serving	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT Began serving: November 2001	Principal Occupations : Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date : June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations : Walter C. Bean is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and Director of Investments for Managed Accounts. Mr. Bean joined Federated in 2000. Mr. Bean is responsible for the investment process for the managed accounts portfolios. His previous associations included: Chief Investment Officer and Portfolio Manager at C.S. McKee & Company; various investment management and research positions with First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean is a Chartered Financial Analyst. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from Pennsylvania State University. Mr. Bean has 35 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT Began serving: November 2001	Principal Occupations : Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory Contract

FEDERATED MID CAP GROWTH STRATEGIES FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2006, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. In this regard, it was noted that the Adviser has agreed to a reduction of approximately 25 basis points in the Fund's advisory fee at least through December 31, 2010.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Mid Cap Growth Strategies Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172107
Cusip 314172206
Cusip 314172305
Cusip 314172529

G01228-08 (12/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Strategic Value Fund

Established 2005

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2007

Class A Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,				Period Ended
	2007		2006		10/31/2005	[1]
Net Asset Value, Beginning of Period	$6.27		$5.21		$5.00
Income From Investment Operations:
Net investment income	0.27		0.25	[2]	0.12	[2]
Net realized and unrealized gain on investments and foreign currency transactions	0.16		1.05		0.19
TOTAL FROM INVESTMENT OPERATIONS	0.43		1.30		0.31
Less Distributions:
Distributions from net investment income	(0.25)		(0.22)		(0.10)
Distributions from net realized gain on investments and foreign currency transactions	(0.09)		(0.02)		--
TOTAL DISTRIBUTIONS	(0.34)		(0.24)		(0.10)
Net Asset Value, End of Period	$6.36		$6.27		$5.21
Total Return [3]	6.96%		25.52%		6.12%

Ratios to Average Net Assets:
Net expenses	1.00	% [4]	0.90	% [4]	0.47	% [5]
Net investment income	4.03%		4.38%		3.96	% [5]
Expense waiver/reimbursement [6]	0.22%		0.39%		1.45	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$555,896		$451,500		$103,674
Portfolio turnover	66%		27%		16%

1 Reflects operations for the period from March 30, 2005 (date of initial public investment) to October 31, 2005.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 0.99% and 0.88% after taking into account these expense reductions for the years ended October 31, 2007 and 2006, respectively.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,				Period Ended
	2007		2006		10/31/2005	[1]
Net Asset Value, Beginning of Period	$6.28		$5.22		$5.00
Income From Investment Operations:
Net investment income	0.21		0.21	[2]	0.10	[2]
Net realized and unrealized gain on investments and foreign currency transactions	0.18		1.05		0.20
TOTAL FROM INVESTMENT OPERATIONS	0.39		1.26		0.30
Less Distributions:
Distributions from net investment income	(0.21)		(0.18)		(0.08)
Distributions from net realized gain on investments and foreign currency transactions	(0.09)		(0.02)		--
TOTAL DISTRIBUTIONS	(0.30)		(0.20)		(0.08)
Net Asset Value, End of Period	$6.37		$6.28		$5.22
Total Return [3]	6.16%		24.53%		5.92%

Ratios to Average Net Assets:
Net expenses	1.75	% [4]	1.65	% [4]	1.22	% [5]
Net investment income	3.33%		3.69%		3.26	% [5]
Expense waiver/reimbursement [6]	0.22%		0.39%		1.43	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$217,849		$98,936		$23,418
Portfolio turnover	66%		27%		16%

1 Reflects operations for the period from March 30, 2005 (date of initial public investment) to October 31, 2005.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.74% and 1.63% after taking into account these expense reductions for the years ended October 31, 2007 and 2006, respectively.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading titled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2007	Ending Account Value 10/31/2007	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 967.50	$4.96
Class C Shares	$1,000	$ 963.90	$8.71
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.16	$5.09
Class C Shares	$1,000	$1,016.33	$8.94

1 Expenses are equal to the Fund's annualized net expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.00%
Class C Shares	1.76%

Management's Discussion of Fund Performance

The fund's total return based on net asset value for the fiscal year ended October 31, 2007 was 6.96% for Class A Shares and 6.16% for Class C Shares. The total returns of the Dow Jones Select Dividend Index 1 and the S&P 500 2 Index were 5.23% and 14.56% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the benchmarks.

The following discussion will focus on the performance of the fund's Class A Shares.

MARKET OVERVIEW

The fiscal year ending October 31, 2007 can be characterized as an extremely volatile period. The previous year had been particularly positive for equity income investors. Stocks rose on the prospect of an end to the Federal Reserve Board (the "Fed") tightening, reasonably strong corporate earnings, and an easing of geopolitical concerns.

By the middle of fiscal year 2007, however, the economy showed clear signs of weakening. In the wake of central bank tightening in Japan, India and China, the carry trade appeared to be reversing. Meanwhile, well-publicized troubles in the subprime mortgage sector put a spotlight on the fall-off in housing. Equities recovered briefly as the Federal Reserve offered words of comfort, added liquidity, reduced its largely symbolic discount rate, and finally cut the federal funds target rate by a surprisingly generous half percentage point. In doing so, the Fed acknowledged that housing weakness and tight credit had begun to impact the broad economy.

1 The Dow Jones Select Dividend Index (DJSDI) is a dividend-weighted index intended to represent the 100 stocks in the Dow Jones U.S. Total Market Index that have the highest indicated annual dividend yield. It is not possible to invest directly in an index.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index.

However, weakness continued:

Corporate earnings reports made investors nervous. In the course of reporting, a number of firms offered guidance that was lackluster, cautious or both.

The credit crisis deepened. A number of large banks missed already-lowered expectations for third-quarter earnings and revealed much larger than expected write-offs; some top managers were sacked in the process. In the housing sector, sales were off, prices down and inventories large.

Economic data was mixed. To be sure, the initial report of third-quarter real GDP of 3.9% was stronger than anticipated. But we believe the continued drags of credit and housing will slow growth considerably in coming quarters.

In this environment, high-yielding groups such as Financials were out of favor. The highest returns for the 12-month period were found in Information Technology and commodity linked Energy and Materials--all yield-starved areas. As illustrated in Merrill Lynch's October Performance Scorecard, high dividend yield was the leading negative performing factor with low P/E ranking close behind during the fiscal year period. High quality was also out of favor with B plus or better lagging B or worse by more than ten percent. Those indexes that posted the highest YTD returns represented the opposite end of the spectrum, including the NASDAQ 100 3 and the Merrill Lynch Technology 100, 4 earning 29.2% and 22.1%, respectively.

3 NASDAQ 100 is capitalization-weighted and includes 100 of the largest non-financial companies, domestic and foreign, in the Nasdaq National Market. In addition to meeting the qualification standards for inclusion in the Nasdaq National Market, these issues have strong earnings and assets.

4 Merrill Lynch Technology 100 Index is an equal-dollar-weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADRs. The index was developed with a base value of 200 as of January 30, 1998.

FUND PERFORMANCE

On an absolute performance basis, the Fund continued to deliver on its objective of providing a substantially higher than market yield. The product also continued to deliver on its goal of investing in those stocks that provide growth in dividend income over time. To this point, the portfolio experienced an unprecedented number of dividend increases for the year and no dividend cuts. We believe this is a clear indication of management confidence as our companies continue to raise their dividends in the face of market turmoil surrounding subprime and housing.

On a relative basis, the Portfolio outperformed the universe of dividend-yielding stocks as represented by the Dow Jones Dividend Select Index yet lagged the broad market as measured by the S&P 500 Index for the fiscal year. 5

Positive contribution was noted in international Telecomm Services, a group that has the potential to pay a high level of dividend income. Our 17% position, coupled with positive returns, made this group a top absolute and relative performer for the strategy. Specifically, names such as Telstra Corporation and France Telecom posted returns of 50.9% and 32.0%, respectively. Furthermore, the portfolio's international exposure within this group increased diversification and reduced the portfolio's exposure to the weakening U.S. dollar. 6

Positive performance was also noted in our more defensively oriented areas. Energy stocks, BP Amoco, Eni SPA and Statoilhydro each exhibited returns of 26% or higher on continued upward oil pricing pressure. Positive contribution was also noted within Utilities. The fund's holdings--the defensive, high-yielding regulated variety--moved back in favor in the latter half of the period, with returns of 12% for the fiscal year. Enel, Scottish Power and United Utilities led the way with 32.4%, 22.0% and 18.4% returns, respectively.

On the flip side, continued subprime woes and housing concerns have proved problematic to our Financial holdings. Our holdings characterized by historically high yields, high quality, low valuations and reliable dividend growth posted comparable returns to the financial sector of the Dow Jones Select Dividend Index and achieved performance consistent with our expectations. On the positive side, the Fund was underweight to the Dow Jones Select Dividend Index in the Financials sector which provided a relative performance advantage.

5 There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

6 Diversification does not assure a profit nor protect against loss.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Strategic Value Fund (Class A Shares) (the "Fund") from March 30, 2005 (start of performance) to October 31, 2007, compared to the Standard & Poor's 500 Index (S&P 500), 2 and the Dow Jones Select Dividend Index (DJSDI). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	1.15%
Start of Performance (3/30/2005)	12.17%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the DJSDI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The DJSDI is a dividend-weighted index intended to represent the 100 stocks in the Dow Jones U.S. Total Market Index that have the highest indicated annual dividend yield. The S&P 500 and the DJSDI are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Strategic Value Fund (Class C Shares) (the "Fund") from March 30, 2005 (start of performance) to October 31, 2007, compared to the Standard & Poor's 500 Index (S&P 500) 2 and the Dow Jones Select Dividend Index (DJSDI). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	5.16%
Start of Performance (3/30/2005)	13.87%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the DJSDI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The DJSDI is a dividend-weighted index intended to represent the 100 stocks in the Dow Jones U.S. Total Market Index that have the highest indicated annual dividend yield. The S&P 500 and the DJSDI are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2007, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Financials	33.8%
Telecommunication Services	18.6%
Consumer Staples	13.6%
Utilities	12.8%
Energy	7.9%
Health Care	7.1%
Consumer Discretionary	2.3%
Industrials	1.1%
Cash Equivalents [2]	2.8%
Other Assets and Liabilities--Net [3,4]	0.0%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

4 Represents less than 0.1%.

Portfolio of Investments

October 31, 2007

Shares			Value
		COMMON STOCKS--97.2%
		Consumer Discretionary--2.3%
1,143,813		Kingfisher PLC	$4,705,401
767,600		Regal Entertainment Group	17,324,732
		TOTAL	22,030,133
		Consumer Staples--13.6%
589,200		Altria Group, Inc.	42,970,356
272,700		H.J. Heinz Co.	12,756,906
143,600		Kraft Foods, Inc., Class A	4,797,676
588,266		Reynolds American, Inc.	37,901,978
639,887		UST, Inc.	34,118,775
		TOTAL	132,545,691
		Energy--7.9%
292,800		BP PLC, ADR	22,835,472
927,681		ENI SpA	33,901,131
609,650		Statoil ASA	20,641,718
		TOTAL	77,378,321
		Financials--33.8%
453,800		Allied Capital Corp.	13,378,024
384,200		BB&T Corp.	14,203,874
897,800		Bank of America Corp.	43,345,784
869,500		Citigroup, Inc.	36,432,050
348,300		Comerica, Inc.	16,258,644
276,500		Fifth Third Bancorp	8,648,920
375,100		First Horizon National Corp.	9,782,608
318,300		Gallagher (Arthur J.) & Co.	8,469,963
505,280		ING Groep N.V.	22,805,648
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
2,799,920		Lloyds TSB Group PLC	$31,857,630
46,700		Mercury General Corp.	2,396,177
773,876		National City Corp.	18,766,493
963,700		New York Community Bancorp, Inc.	17,934,457
1,350,000		U.S. Bancorp	44,766,000
864,000		Wachovia Corp.	39,510,720
		TOTAL	328,556,992
		Health Care--7.1%
800,500		Bristol-Myers Squibb Co.	24,006,995
177,634		GlaxoSmithKline PLC	4,581,552
1,636,700		Pfizer, Inc.	40,279,187
		TOTAL	68,867,734
		Industrials--1.1%
247,700		Macquarie Infrastructure Co. LL	10,343,952
		Telecommunication Services--18.6%
1,053,700		Citizens Communications Co., Class B	13,866,692
1,641,612		Deutsche Telekom AG, Class REG	33,706,716
658,715		France Telecommunications	24,364,844
4,208,031		Telecom Corp. of New Zealand	14,143,853
7,630,042		Telecom Italia SpA	23,961,057
7,548,533		Telstra Corp. Ltd.	33,087,772
1,452,060		Vodafone Group PLC	5,727,478
2,429,400		Windstream Corp.	32,675,430
		TOTAL	181,533,842
Shares			Value
		COMMON STOCKS--continued
		Utilities--12.8%
308,300		Duke Energy Corp.	$5,910,111
2,861,272		Enel SpA	34,277,910
486,432		Pinnacle West Capital Corp.	19,651,853
462,200		Progress Energy, Inc.	22,185,600
372,538		Southern Co.	13,657,243
952,385		United Utilities PLC, ADR	28,619,169
		TOTAL	124,301,886
		TOTAL COMMON STOCKS (IDENTIFIED COST $926,166,840)	945,558,551
		MUTUAL FUND--2.8%
27,578,964	[1,2]	Prime Value Obligations Fund, Institutional Shares, 5.06% (AT NET ASSET VALUE)	27,578,964
		TOTAL INVESTMENTS--100.0% (IDENTIFIED COST $953,745,804) [3]	973,137,515
		OTHER ASSETS AND LIABILITIES - NET--0.0%	237,934
		TOTAL NET ASSETS--100%	$973,375,449

1 Affiliated company.

2 7-Day net yield.

3 The cost of investments for federal tax purposes amounts to $954,638,718.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2007.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2007

Assets:
Total investments in securities, at value including $27,578,964 of investments in affiliated issuers (Note 5) (identified cost $953,745,804)		$973,137,515
Cash		3,333
Income receivable		1,419,282
Receivable for shares sold		3,088,971
TOTAL ASSETS		977,649,101
Liabilities:
Payable for shares redeemed	$3,482,034
Payable for distribution services fee (Note 5)	139,063
Payable for shareholder services fee (Note 5)	446,900
Accrued expenses	205,655
TOTAL LIABILITIES		4,273,652
Net assets for 152,900,857 shares outstanding		$973,375,449
Net Assets Consist of:
Paid-in capital		$908,240,032
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		19,405,896
Accumulated net realized gain on investments and foreign currency transactions		42,582,883
Undistributed net investment income		3,146,638
TOTAL NET ASSETS		$973,375,449
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
Net asset value per share ($199,630,156 ÷ 31,321,473 shares outstanding),no par value, unlimited shares authorized		$6.37
Offering price per share		$6.37
Redemption proceeds per share		$6.37
Class A Shares:
Net asset value per share ($555,896,191 ÷ 87,400,589 shares outstanding),no par value, unlimited shares authorized		$6.36
Offering price per share (100/94.50 of $6.36) [1]		$6.73
Redemption proceeds per share		$6.36
Class C Shares:
Net asset value per share ($217,849,102 ÷ 34,178,795 shares outstanding),no par value, unlimited shares authorized		$6.37
Offering price per share		$6.37
Redemption proceeds per share (99.00/100 of $6.37) [1]		$6.31

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2007

Investment Income:
Dividends (including $714,675 from affiliated issuers (Note 5) and net of foreign taxes withheld of $1,378,657)			$46,163,149
Interest			217,149
TOTAL INCOME			46,380,298
Expenses:
Investment adviser fee (Note 5)		$6,896,225
Administrative personnel and services fee (Note 5)		727,241
Custodian fees		135,615
Transfer and dividend disbursing agent fees and expenses		708,690
Directors'/Trustees' fees		7,087
Auditing fees		15,118
Legal fees		7,185
Portfolio accounting fees		152,418
Distribution services fee--Class C Shares (Note 5)		1,382,031
Shareholder services fee--Class A Shares (Note 5)		1,459,495
Shareholder services fee--Class C Shares (Note 5)		459,665
Account administration fee -Class A Shares		1,499
Account administration fee-Class C Shares		620
Share registration costs		127,869
Printing and postage		92,317
Insurance premiums		9,210
Miscellaneous		3,888
TOTAL EXPENSES		12,186,173
Waivers, Reimbursement and Expense Reduction (Note 5):
Waiver/reimbursement of investment adviser fee	$(1,914,998)
Waiver of administrative personnel and services fee	(26,585)
Fees paid indirectly from directed brokerage arrangements	(119,329)
TOTAL WAIVERS, REIMBURSEMENT AND EXPENSE REDUCTION		(2,060,912)
Net expenses			10,125,261
Net investment income			36,255,037
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			43,730,128
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(35,681,769)
Net realized and unrealized gain on investments and foreign currency transactions			8,048,359
Change in net assets resulting from operations			$44,303,396

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$36,255,037	$13,130,562
Net realized gain on investments and foreign currency transactions	43,730,128	9,287,849
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(35,681,769)	55,231,667
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	44,303,396	77,650,078
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(6,244,518)	(1,757,727)
Class A Shares	(23,217,927)	(8,667,226)
Class C Shares	(5,937,932)	(1,587,662)
Distributions from net realized gains on investments and foreign currency transactions
Institutional Shares	(1,223,696)	(72,515)
Class A Shares	(6,598,621)	(368,369)
Class C Shares	(1,511,825)	(80,614)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(44,734,519)	(12,534,113)
Share Transactions:
Proceeds from sale of shares	681,896,001	457,281,793
Net asset value of shares issued to shareholders in payment of distributions declared	35,280,618	9,345,272
Cost of shares redeemed	(377,998,268)	(45,905,725)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	339,178,351	420,721,340
Change in net assets	338,747,228	485,837,305
Net Assets:
Beginning of period	634,628,221	148,790,916
End of period (including undistributed net investment income of $3,146,638 and $1,145,590, respectively)	$973,375,449	$634,628,221

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2007

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Strategic Value Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The primary investment objective of the Fund is to provide income and long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market;
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price;
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees");
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium); and
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At October 31, 2007, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2007		2006
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	24,649,903	$159,829,387	10,114,491	$58,616,602
Shares issued to shareholders in payment of distributions declared	530,655	3,406,218	65,077	377,402
Shares redeemed	(7,262,060)	(46,811,479)	(936,542)	(5,418,502)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	17,918,498	$116,424,126	9,243,026	$53,575,502

Year Ended October 31	2007		2006
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	57,416,550	$372,807,705	56,691,896	$328,124,371
Shares issued to shareholders in payment of distributions declared	3,980,785	25,592,867	1,332,030	7,602,453
Shares redeemed	(46,001,906)	(295,899,656)	(5,931,623)	(33,852,208)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	15,395,429	$102,500,916	52,092,303	$301,874,616

Year Ended October 31	2007		2006
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	22,969,834	$149,258,909	12,194,171	$70,540,820
Shares issued to shareholders in payment of distributions declared	976,460	6,281,533	238,857	1,365,417
Shares redeemed	(5,512,977)	(35,287,133)	(1,176,466)	(6,635,015)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	18,433,317	$120,253,309	11,256,562	$65,271,222
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	51,747,244	$339,178,351	72,591,891	$420,721,340

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions.

For the year ended October 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$1,146,388	$(1,146,388)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2007 and 2006, was as follows:

	2007	2006
Ordinary income [1]	$42,447,438	$12,534,113
Long-term capital gains	$ 2,287,081	--

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$26,245,436
Undistributed long-term capital gain	$20,376,999
Net unrealized appreciation	$18,512,982

At October 31, 2007 the cost of investments for federal tax purposes was $954,638,718. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $18,498,797. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $68,265,227 and net unrealized depreciation from investments for those securities having an excess of cost over value of $49,766,430.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, the Adviser voluntarily waived $1,903,342 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $26,585 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2007, FSC retained $876,038 of fees paid by the Fund. Effective November 15, 2007, upon approval of the Fund's Trustees, the Plan for the Fund's Class A Shares was amended to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%.

For the year ended October 31, 2007, Class A Shares did not incur a distribution services fee.

Sales Charges

For the year ended October 31, 2007, FSC retained $449,452 in sales charges from the sale of Class A Shares. FSC also retained $1,349 of contingent deferred sales charges relating to redemptions of Class A Shares and $63,959 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Reduction

The Fund directs portfolio trades to brokers that in turn pay a portion of the Fund's operating expenses. For the year ended October 31, 2007, the Fund's expenses were reduced by $119,329 under these arrangements.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 0.75%, 1.00% and 1.75%, respectively, for the fiscal year ending October 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not terminate these waivers and/or reimbursements until after December 31, 2008.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2007, the Adviser reimbursed $11,656 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended October 31, 2007 are as follows:

Affiliate	Balance of Shares Held 10/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2007	Value 10/31/2007	Dividend Income
Prime Value Obligations Fund, Institutional Shares	--	307,195,045	279,616,081	27,578,964	$27,578,964	$714,675

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2007, were as follows:

Purchases	$901,325,742
Sales	$580,403,688

7. CONCENTRATION OF RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

8. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds.

As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the program was not utilized.

10. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than April 30, 2008. At this time, management has concluded that the adoption of FIN 48 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2007, the amount of long-term capital gains designated by the Fund was $2,287,081.

For the fiscal year ended October 31, 2007, 83.26% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2007, 54.10% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED STRATEGIC VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Federated Strategic Value Fund (the "Fund") (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Strategic Value Fund, a portfolio of Federated Equity Funds at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 18, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date: June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations: Walter C. Bean is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and Director of Investments for Managed Accounts. Mr. Bean joined Federated in 2000. Mr. Bean is responsible for the investment process for the managed accounts portfolios. His previous associations included: Chief Investment Officer and Portfolio Manager at C.S. McKee & Company; various investment management and research positions with First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean is a Chartered Financial Analyst. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from Pennsylvania State University. Mr. Bean has 35 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory Contract

FEDERATED STRATEGIC VALUE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contracts.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the one year period ending December 31, 2006, the Fund's performance was above the median of the relevant peer group. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Strategic Value Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172586
Cusip 314172578

33982 (12/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Strategic Value Fund

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2007

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,				Period Ended
	2007		2006		10/31/2005	[1]
Net Asset Value, Beginning of Period	$6.28		$5.22		$5.00
Income From Investment Operations:
Net investment income	0.27		0.26	[2]	0.13	[2]
Net realized and unrealized gain on investments and foreign currency transactions	0.18		1.05		0.19
TOTAL FROM INVESTMENT OPERATIONS	0.45		1.31		0.32
Less Distributions:
Distributions from net investment income	(0.27)		(0.23)		(0.10)
Distributions from net realized gain on investments and foreign currency transactions	(0.09)		(0.02)		--
TOTAL DISTRIBUTIONS	(0.36)		(0.25)		(0.10)
Net Asset Value, End of Period	$6.37		$6.28		$5.22
Total Return [3]	7.20%		25.78%		6.45%

Ratios to Average Net Assets:
Net expenses	0.75	% [4]	0.65	% [4]	0.22	% [5]
Net investment income	4.29%		4.65%		4.37	% [5]
Expense waiver/reimbursement [6]	0.22%		0.39%		1.50	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$199,630		$84,192		$21,698
Portfolio turnover	66%		27%		16%

1 Reflects operations for the period from March 30, 2005 (date of initial public investment) to October 31, 2005.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

Total returns for periods of less than one year are not annualized.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 0.74% and 0.63% after taking into account these expense reductions for the years ended October 31, 2007 and 2006, respectively.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/1/2007	Ending Account Value 10/31/2007	Expenses Paid During Period [1]
Actual	$1,000	$968.80	$3.77
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.37	$3.87

1 Expenses are equal to the Fund's annualized net expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Management's Discussion of Fund Performance

The fund's total return for the fiscal year ended October 31, 2007 was 7.20% for Institutional Shares. The total returns of the Dow Jones Select Dividend Index 1 and the S&P 500 2 Index were 5.23% and 14.56% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the benchmarks.

MARKET OVERVIEW

The fiscal year ending October 31, 2007 can be characterized as an extremely volatile period. The previous year had been particularly positive for equity income investors. Stocks rose on the prospect of an end to the Federal Reserve Board (the "Fed") tightening, reasonably strong corporate earnings, and an easing of geopolitical concerns.

By the middle of fiscal year 2007, however, the economy showed clear signs of weakening. In the wake of central bank tightening in Japan, India and China, the carry trade appeared to be reversing. Meanwhile, well-publicized troubles in the subprime mortgage sector put a spotlight on the fall-off in housing. Equities recovered briefly as the Federal Reserve offered words of comfort, added liquidity, reduced its largely-symbolic discount rate, and finally cut the Fed Funds rate by a surprisingly generous half percentage point. In doing so, the Fed acknowledged that housing weakness and tight credit had begun to impact the broad economy.

1 The Dow Jones Select Dividend Index is a dividend weighted index intended to represent the 100 stocks in the Dow Jones U.S. Total Market Index that have the highest indicated annual dividend yield. It is not possible to invest directly in an index.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index.

However, weakness continued as:

Corporate earnings reports made investors nervous. In the course of reporting, a number of firms offered guidance that was lackluster, cautious, or both.

The credit crisis deepened. A number of large banks missed already-lowered expectations for third-quarter earnings and revealed much-larger-than-expected write-offs; some top managers were sacked in the process. In the housing sector, sales were off, prices down, and inventories large.

Economic data was mixed. To be sure, the initial report of third-quarter real GDP of 3.9% was stronger than anticipated. But we believe the continued drags of credit and housing will slow growth considerably in coming quarters.

In this environment, high yielding groups such as Financials, were out of favor. The highest returns for the 12-month period were found in Information Technology and commodity linked Energy and Materials--all yield-starved areas. As illustrated in Merrill Lynch's October Performance Scorecard, high dividend yield was the leading negative performing factor, with low P/E ranking close behind during the fiscal year period. High quality was also out of favor with B plus or better lagging B or worse by more than ten percent. Those indexes that posted the highest YTD returns represented the opposite end of the spectrum, including the NASDAQ 100 3 and the Merrill Lynch Technology 100 4 , earning 29.2% and 22.1% respectively.

3 NASDAQ 100 is capitalization-weighted and includes 100 of the largest non-financial companies, domestic and foreign, in the Nasdaq National Market. In addition to meeting the qualification standards for inclusion in the Nasdaq National Market, these issues have strong earnings and assets.

4 Merrill Lynch Technology 100 Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADRs. The index was developed with a base value of 200 as of January 30, 1998.

FUND PERFORMANCE

On an absolute performance basis, the Fund continued to deliver on its objective of providing a substantially higher than market yield. The product also continued to deliver on its goal of investing in those stocks that provide growth in dividend income over time. To this point, the portfolio experienced an unprecedented number of dividend increases for the year and no dividend cuts. We believe this is a clear indication of management confidence as our companies continue to raise their dividends in the face of market turmoil surrounding subprime and housing.

On a relative basis, the portfolio outperformed the universe of dividend-yielding stocks as represented by the Dow Jones Dividend Select Index, yet lagged the broad market as measured by the S&P 500 Index for the fiscal year. 5

Positive contribution was noted in international Telecomm Services, a group that has the potential to pay a high level of dividend income. Our 17% position, coupled with positive returns, made this group a top absolute and relative performer for the strategy. Specifically, names such as Telstra Corporation and France Telecom posted returns of 50.9% and 32.0%, respectively. Furthermore, the portfolio's international exposure within this group increased diversification and reduced the portfolio's exposure to the weakening U.S. dollar. 6

Positive performance was also noted in our more defensively oriented areas. Energy stocks, BP Amoco, Eni SPA and Statoilhydro each exhibited returns of 26% or higher on continued upward oil pricing pressure. Positive contribution was also noted within Utilities. The fund's holdings--the defensive, high-yielding, regulated variety--moved back in favor in the latter half of the period, with returns of 12% for the fiscal year. Enel, Scottish Power and United Utilities led the way with 32.4%, 22.0% and 18.4%, returns respectively.

On the flip side, continued subprime woes and housing concerns have proved problematic to our Financial holdings. Our holdings characterized by historically high yields, high quality, low valuations and reliable dividend growth posted comparable returns to the Financials sector of the Dow Jones Select Dividend Index and achieved performance consistent with our expectations. On this positive side, the Fund was underweight to the Dow Jones Select Dividend Index in the Financials sector which provided a relative performance advantage.

5 There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

6 Diversification does not assure a profit nor protect against loss.

GROWTH OF A $50,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $50,000 1 in the Federated Strategic Value Fund (Institutional Shares) (the "Fund") from March 30, 2005 (start of performance) to October 31, 2007, compared to the Standard & Poor's 500 Index (S&P 500), 2 and the Dow Jones Select Dividend Index (DJSDI). 2

Average Annual Total Returns for the Period Ended 10/31/2007
1 Year	7.20%
Start of Performance (3/30/2005)	14.96%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $50,000 in the Fund with no sales load. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the DJSDI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The DJSDI is a divided weighted index intended to represent the 100 stocks in the Dow Jones U.S. Total Market Index that have the highest indicated annual dividend yield. The S&P 500 and DJSDI are not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2007, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Financials	33.8%
Telecommunication Services	18.6%
Consumer Staples	13.6%
Utilities	12.8%
Energy	7.9%
Health Care	7.1%
Consumer Discretionary	2.3%
Industrials	1.1%
Cash Equivalents [2]	2.8%
Other Assets and Liabilities--Net [3,4]	0.0%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

4 Represents less than 0.1%.

Portfolio of Investments

October 31, 2007

Shares			Value
		COMMON STOCKS--97.2%
		Consumer Discretionary--2.3%
1,143,813		Kingfisher PLC	$4,705,401
767,600		Regal Entertainment Group	17,324,732
		TOTAL	22,030,133
		Consumer Staples--13.6%
589,200		Altria Group, Inc.	42,970,356
272,700		H.J. Heinz Co.	12,756,906
143,600		Kraft Foods, Inc., Class A	4,797,676
588,266		Reynolds American, Inc.	37,901,978
639,887		UST, Inc.	34,118,775
		TOTAL	132,545,691
		Energy--7.9%
292,800		BP PLC, ADR	22,835,472
927,681		ENI SpA	33,901,131
609,650		Statoil ASA	20,641,718
		TOTAL	77,378,321
		Financials--33.8%
453,800		Allied Capital Corp.	13,378,024
384,200		BB&T Corp.	14,203,874
897,800		Bank of America Corp.	43,345,784
869,500		Citigroup, Inc.	36,432,050
348,300		Comerica, Inc.	16,258,644
276,500		Fifth Third Bancorp	8,648,920
375,100		First Horizon National Corp.	9,782,608
318,300		Gallagher (Arthur J.) & Co.	8,469,963
505,280		ING Groep N.V.	22,805,648
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
2,799,920		Lloyds TSB Group PLC	$31,857,630
46,700		Mercury General Corp.	2,396,177
773,876		National City Corp.	18,766,493
963,700		New York Community Bancorp, Inc.	17,934,457
1,350,000		U.S. Bancorp	44,766,000
864,000		Wachovia Corp.	39,510,720
		TOTAL	328,556,992
		Health Care--7.1%
800,500		Bristol-Myers Squibb Co.	24,006,995
177,634		GlaxoSmithKline PLC	4,581,552
1,636,700		Pfizer, Inc.	40,279,187
		TOTAL	68,867,734
		Industrials--1.1%
247,700		Macquarie Infrastructure Co. LL	10,343,952
		Telecommunication Services--18.6%
1,053,700		Citizens Communications Co., Class B	13,866,692
1,641,612		Deutsche Telekom AG, Class REG	33,706,716
658,715		France Telecommunications	24,364,844
4,208,031		Telecom Corp. of New Zealand	14,143,853
7,630,042		Telecom Italia SpA	23,961,057
7,548,533		Telstra Corp. Ltd.	33,087,772
1,452,060		Vodafone Group PLC	5,727,478
2,429,400		Windstream Corp.	32,675,430
		TOTAL	181,533,842
Shares			Value
		COMMON STOCKS--continued
		Utilities--12.8%
308,300		Duke Energy Corp.	$5,910,111
2,861,272		Enel SpA	34,277,910
486,432		Pinnacle West Capital Corp.	19,651,853
462,200		Progress Energy, Inc.	22,185,600
372,538		Southern Co.	13,657,243
952,385		United Utilities PLC, ADR	28,619,169
		TOTAL	124,301,886
		TOTAL COMMON STOCKS (IDENTIFIED COST $926,166,840)	945,558,551
		MUTUAL FUND--2.8%
27,578,964	[1,2]	Prime Value Obligations Fund, Institutional Shares, 5.06% (AT NET ASSET VALUE)	27,578,964
		TOTAL INVESTMENTS--100.0% (IDENTIFIED COST $953,745,804) [3]	973,137,515
		OTHER ASSETS AND LIABILITIES - NET--0.0%	237,934
		TOTAL NET ASSETS--100%	$973,375,449

1 Affiliated company.

2 7-Day net yield.

3 The cost of investments for federal tax purposes amounts to $954,638,718.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2007.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2007

Assets:
Total investments in securities, at value including $27,578,964 of investments in affiliated issuers (Note 5) (identified cost $953,745,804)		$973,137,515
Cash		3,333
Income receivable		1,419,282
Receivable for shares sold		3,088,971
TOTAL ASSETS		977,649,101
Liabilities:
Payable for shares redeemed	$3,482,034
Payable for distribution services fee (Note 5)	139,063
Payable for shareholder services fee (Note 5)	446,900
Accrued expenses	205,655
TOTAL LIABILITIES		4,273,652
Net assets for 152,900,857 shares outstanding		$973,375,449
Net Assets Consist of:
Paid-in capital		$908,240,032
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		19,405,896
Accumulated net realized gain on investments and foreign currency transactions		42,582,883
Undistributed net investment income		3,146,638
TOTAL NET ASSETS		$973,375,449
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
Net asset value per share ($199,630,156 ÷ 31,321,473 shares outstanding),no par value, unlimited shares authorized		$6.37
Offering price per share		$6.37
Redemption proceeds per share		$6.37
Class A Shares:
Net asset value per share ($555,896,191 ÷ 87,400,589 shares outstanding),no par value, unlimited shares authorized		$6.36
Offering price per share (100/94.50 of $6.36) [1]		$6.73
Redemption proceeds per share		$6.36
Class C Shares:
Net asset value per share ($217,849,102 ÷ 34,178,795 shares outstanding),no par value, unlimited shares authorized		$6.37
Offering price per share		$6.37
Redemption proceeds per share (99.00/100 of $6.37) [1]		$6.31

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2007

Investment Income:
Dividends (including $714,675 from affiliated issuers (Note 5) and net of foreign taxes withheld of $1,378,657)			$46,163,149
Interest			217,149
TOTAL INCOME			46,380,298
Expenses:
Investment adviser fee (Note 5)		$6,896,225
Administrative personnel and services fee (Note 5)		727,241
Custodian fees		135,615
Transfer and dividend disbursing agent fees and expenses		708,690
Directors'/Trustees' fees		7,087
Auditing fees		15,118
Legal fees		7,185
Portfolio accounting fees		152,418
Distribution services fee--Class C Shares (Note 5)		1,382,031
Shareholder services fee--Class A Shares (Note 5)		1,459,495
Shareholder services fee--Class C Shares (Note 5)		459,665
Account administration fee -Class A Shares		1,499
Account administration fee-Class C Shares		620
Share registration costs		127,869
Printing and postage		92,317
Insurance premiums		9,210
Miscellaneous		3,888
TOTAL EXPENSES		12,186,173
Waivers, Reimbursement and Expense Reduction (Note 5):
Waiver/reimbursement of investment adviser fee	$(1,914,998)
Waiver of administrative personnel and services fee	(26,585)
Fees paid indirectly from directed brokerage arrangements	(119,329)
TOTAL WAIVERS, REIMBURSEMENT AND EXPENSE REDUCTION		(2,060,912)
Net expenses			10,125,261
Net investment income			36,255,037
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			43,730,128
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(35,681,769)
Net realized and unrealized gain on investments and foreign currency transactions			8,048,359
Change in net assets resulting from operations			$44,303,396

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$36,255,037	$13,130,562
Net realized gain on investments and foreign currency transactions	43,730,128	9,287,849
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(35,681,769)	55,231,667
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	44,303,396	77,650,078
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(6,244,518)	(1,757,727)
Class A Shares	(23,217,927)	(8,667,226)
Class C Shares	(5,937,932)	(1,587,662)
Distributions from net realized gains on investments and foreign currency transactions
Institutional Shares	(1,223,696)	(72,515)
Class A Shares	(6,598,621)	(368,369)
Class C Shares	(1,511,825)	(80,614)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(44,734,519)	(12,534,113)
Share Transactions:
Proceeds from sale of shares	681,896,001	457,281,793
Net asset value of shares issued to shareholders in payment of distributions declared	35,280,618	9,345,272
Cost of shares redeemed	(377,998,268)	(45,905,725)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	339,178,351	420,721,340
Change in net assets	338,747,228	485,837,305
Net Assets:
Beginning of period	634,628,221	148,790,916
End of period (including undistributed net investment income of $3,146,638 and $1,145,590, respectively)	$973,375,449	$634,628,221

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2007

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Strategic Value Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A and Class C Shares are presented separately. The primary investment objective of the Fund is to provide income and long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market;
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price;
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees");
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium); and
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At October 31, 2007, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2007		2006
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	24,649,903	$159,829,387	10,114,491	$58,616,602
Shares issued to shareholders in payment of distributions declared	530,655	3,406,218	65,077	377,402
Shares redeemed	(7,262,060)	(46,811,479)	(936,542)	(5,418,502)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	17,918,498	$116,424,126	9,243,026	$53,575,502

Year Ended October 31	2007		2006
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	57,416,550	$372,807,705	56,691,896	$328,124,371
Shares issued to shareholders in payment of distributions declared	3,980,785	25,592,867	1,332,030	7,602,453
Shares redeemed	(46,001,906)	(295,899,656)	(5,931,623)	(33,852,208)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	15,395,429	$102,500,916	52,092,303	$301,874,616

Year Ended October 31	2007		2006
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	22,969,834	$149,258,909	12,194,171	$70,540,820
Shares issued to shareholders in payment of distributions declared	976,460	6,281,533	238,857	1,365,417
Shares redeemed	(5,512,977)	(35,287,133)	(1,176,466)	(6,635,015)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	18,433,317	$120,253,309	11,256,562	$65,271,222
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	51,747,244	$339,178,351	72,591,891	$420,721,340

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions.

For the year ended October 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$1,146,388	$(1,146,388)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2007 and 2006, was as follows:

	2007	2006
Ordinary income [1]	$42,447,438	$12,534,113
Long-term capital gains	$2,287,081	--

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$26,245,436
Undistributed long-term capital gain	$20,376,999
Net unrealized appreciation	$18,512,982

At October 31, 2007 the cost of investments for federal tax purposes was $954,638,718. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $18,498,797. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $68,265,227 and net unrealized depreciation from investments for those securities having an excess of cost over value of $49,766,430.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, the Adviser voluntarily waived $1,903,342 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $26,585 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2007, FSC retained $876,038 of fees paid by the Fund. Effective November 15, 2007, upon approval of the Fund's Trustees, the Plan for the Fund's Class A Shares was amended to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%.

For the year ended October 31, 2007, Class A Shares did not incur a distribution services fee.

Sales Charges

For the year ended October 31, 2007, FSC retained $449,452 in sales charges from the sale of Class A Shares. FSC also retained $1,349 of contingent deferred sales charges relating to redemptions of Class A Shares and $63,959 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Reduction

The Fund directs portfolio trades to a brokers that in turn pay a portion of the Fund's operating expenses. For the year ended October 31, 2007, the Fund's expenses were reduced by $119,329 under these arrangements.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 0.75%, 1.00% and 1.75%, respectively, for the fiscal year ending October 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not terminate these waivers and/or reimbursements until after December 31, 2008.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2007, the Adviser reimbursed $11,656 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended October 31, 2007 are as follows:

Affiliate	Balance of Shares Held 10/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2007	Value 10/31/2007	Dividend Income
Prime Value Obligations Fund, Institutional Shares	--	307,195,045	279,616,081	27,578,964	$27,578,964	$714,675

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2007, were as follows:

Purchases	$901,325,742
Sales	$580,403,688

7. CONCENTRATION OF RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

8. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds.

As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the program was not utilized.

10. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than April 30, 2008. Management has concluded that the adoption of FIN 48 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2007, the amount of long-term capital gains designated by the Fund was $2,287,081.

For the fiscal year ended October 31, 2007, 83.26% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2007, 54.10% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND
SHAREHOLDERS OF FEDERATED STRATEGIC VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Federated Strategic Value Fund (the "Fund") (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Strategic Value Fund, a portfolio of Federated Equity Funds at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 18, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date: June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations: Walter C. Bean is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and Director of Investments for Managed Accounts. Mr. Bean joined Federated in 2000. Mr. Bean is responsible for the investment process for the managed accounts portfolios. His previous associations included: Chief Investment Officer and Portfolio Manager at C.S. McKee & Company; various investment management and research positions with First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean is a Chartered Financial Analyst. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from Pennsylvania State University. Mr. Bean has 35 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory Contract

FEDERATED STRATEGIC VALUE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contracts.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the one year period ending December 31, 2006, the Fund's performance was above the median of the relevant peer group. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Strategic Value Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172560

37795 (12/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Technology Fund

Established 1999

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2007

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007		2006	[1]	2005		2004		2003
Net Asset Value, Beginning of Period	$5.53		$5.20		$5.06		$4.96		$3.33
Income From Investment Operations:
Net investment income (loss)	(0.09	) [2]	(0.08	) [2]	(0.07)		(0.09	) [2]	(0.06	) [2]
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	1.57		0.41		0.21		0.19		1.69
TOTAL FROM INVESTMENT OPERATIONS	1.48		0.33		0.14		0.10		1.63
Net Asset Value, End of Period	$7.01		$5.53		$5.20		$5.06		$4.96
Total Return [3]	26.76%		6.35%		2.77%		2.02	% [4]	48.95%

Ratios to Average Net Assets:
Net expenses	2.06	% [5]	2.02	% [5]	2.00	% [5]	2.01	% [5]	2.01	% [5]
Net investment income (loss)	(1.49)%		(1.49)%		(1.24)%		(1.72)%		(1.66)%
Expense waiver/reimbursement [6]	0.46%		0.37%		0.16%		0.19%		0.35%
Supplemental Data:
Net assets, end of period (000 omitted)	$23,153		$21,809		$27,412		$33,111		$43,274
Portfolio turnover	92%		87%		71%		78%		96%

1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.21% on the total return.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.06%, 2.01%, 1.99%, 2.00% and 2.01% after taking into account these expense reductions for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007		2006	[1]	2005		2004		2003
Net Asset Value, Beginning of Period	$5.25		$4.97		$4.87		$4.81		$3.25
Income From Investment Operations:
Net investment income (loss)	(0.13	) [2]	(0.12	) [2]	(0.12)		(0.12	) [2]	(0.09	) [2]
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	1.48		0.40		0.22		0.18		1.65
TOTAL FROM INVESTMENT OPERATIONS	1.35		0.28		0.10		0.06		1.56
Net Asset Value, End of Period	$6.60		$5.25		$4.97		$4.87		$4.81
Total Return [3]	25.71%		5.63%		2.05%		1.25	% [4]	48.00%

Ratios to Average Net Assets:
Net expenses	2.81	% [5]	2.77	% [5]	2.75	% [5]	2.76	% [5]	2.76	% [5]
Net investment income (loss)	(2.24)%		(2.24)%		(1.98)%		(2.47)%		(2.41)%
Expense waiver/reimbursement [6]	0.46%		0.37%		0.16%		0.19%		0.35%
Supplemental Data:
Net assets, end of period (000 omitted)	$35,726		$38,621		$51,836		$68,981		$84,252
Portfolio turnover	92%		87%		71%		78%		96%

1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the year, the Fund was reimbursed by the Adviser, which had an impact of 0.21% on the total return.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.81%, 2.76%, 2.74%, 2.75% and 2.76% after taking into account these expense reductions for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007		2006 [1]		2005		2004		2003
Net Asset Value, Beginning of Period	$5.25		$4.97		$4.87		$4.81		$3.25
Income From Investment Operations:
Net investment income (loss)	(0.13	) [2]	(0.11	) [2]	(0.12)		(0.12	) [2]	(0.09	) [2]
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	1.48		0.39		0.22		0.18		1.65
TOTAL FROM INVESTMENT OPERATIONS	1.35		0.28		0.10		0.06		1.56
Net Asset Value, End of Period	$6.60		$5.25		$4.97		$4.87		$4.81
Total Return [3]	25.71%		5.63%		2.05%		1.25	% [4]	48.00%

Ratios to Average Net Assets:
Net expenses	2.77	% [5]	2.75	% [5]	2.75	% [5]	2.76	% [5]	2.76	% [5]
Net investment income (loss)	(2.21)%		(2.22)%		(1.97)%		(2.47)%		(2.41)%
Expense waiver/reimbursement [6]	0.46%		0.37%		0.16%		0.19%		0.35%
Supplemental Data:
Net assets, end of period (000 omitted)	$7,521		$7,291		$9,265		$12,551		$16,096
Portfolio turnover	92%		87%		71%		78%		96%

1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the year, the Fund was reimbursed by the Adviser, which had an impact of 0.21% on the total return.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.77%, 2.74%, 2.74%, 2.75% and 2.76% after taking into account these expense reductions for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2007	Ending Account Value 10/31/2007	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,174.20	$11.34
Class B Shares	$1,000	$1,170.20	$15.43
Class C Shares	$1,000	$1,170.20	$15.26
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,014.77	$10.51
Class B Shares	$1,000	$1,010.99	$14.29
Class C Shares	$1,000	$1,011.14	$14.14

1 Expenses are equal to the Fund's annualized net expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	2.07%
Class B Shares	2.82%
Class C Shares	2.79%

Management's Discussion of Fund Performance

The Federated Technology Fund produced a total return, based on net asset value, of 26.76% for the fund's Class A Shares, 25.71% for the fund's Class B Shares and 25.71% for the fund's Class C Shares for the fiscal year ended October 31, 2007. This return slightly trailed the 27.98% average return for the fund's peers in the Lipper Science & Technology Fund category 1 but was significantly ahead of the 22.78% return for the Merrill Lynch Technology 100 Index (the "MLT 100") 2 during the reporting period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MLT 100.

MARKET OVERVIEW

Technology stocks, as measured by the MLT 100, performed well through the reporting period, despite periods of market and sector volatility centered around subprime mortgage issues, higher oil prices and concerns with respect to economic growth and inflation. Overall, the group continued to report strong earnings and solid fundamentals with the sector's earnings growth rate accelerating through the fund's fiscal year end, leading to strong performance for the group versus the S&P 500 Index 3 during the reporting period.

1 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges.

2 The Merrill Lynch Technology 100 Index is an equal dollar-weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary receipts (ADRs). The index was developed with a base value of 200 as of January 30, 1998. Indexes are unmanaged and it is not possible to invest directly in an index.

3 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index.

PERFORMANCE REVIEW

The fund's out performance versus the MLT 100 was driven by strong security selection in Software, as well as in Pharmaceuticals and Biotech. The fund also had good security selection in Semiconductors, Communications Equipment and Enterprise Hardware.

The fund's strong performance in the Software industry was driven by GameStop , Navteq , Activision , ANSYS , VMware and Salesforce.com , and in the Pharma/Biotech area by ISIS Pharmacueticals , Shire Pharmaceuticals , Medimmune and Myriad Genetics. Other stocks that contributed to the fund's performance included EMC , Apple , Research In Motion , Google and Garmin ..

The fund's positions in the Internet and IT Service industries negatively affected its performance during the reporting period, driven by underperformance by Global Payments and an underweighting by the fund in Amazon.com.

Fund management continued to focus on enterprise IT spending versus consumer technology during the reporting period. During the reporting period the fund increased its overweight in Software, and moved to a slight overweight position in IT Services. The fund maintained its weighting in the Pharma/ Biotech, Internet and System Hardware industries. Fund weightings in both the Semiconductor and Communications Equipment areas were reduced in the reporting period.

With respect to enterprise-related technology spending, the fund continued to have overweight exposure to faster growth areas such as Storage and Software during the reporting period; in Storage through investments in EMC and CommVault and in Software through investments in ANSYS , Adobe , Oracle and Salesforce.com .. The Communications Equipment area continues to be a large focus for the fund due to the build-out of 3G (a wireless data service), IMS (Internet Protocol Multimedia Subsystem) and IPTV (internet television service), which is underway, although at a slower pace than initially anticipated. With respect to enterprise services, the fund continued to focus on the outsourcing theme with two large holdings during the reporting period: PayChex (a large payroll and HR outsourcer focused on the SMB market); and Cognizant Technology (a leading provider of offshore application maintenance and development services in India). Finally, the fund continued to invest in the high growth Biotech and Life Sciences area through companies such as Cephalon and Shire PLC ..

The securities that most positively impacted the fund included EMC Corp. (average 2.7% of net assets), a leading provider of storage-related solutions that gained 107% over the reporting period; Apple Compute r (1.8% of net assets), a leading developer of consumer-oriented computing devices that gained 134% during the reporting period; Research In Motion (1.3% of net assets), a developer of enterprise and consumer "Blackberry" communications devices that was up 218% during the reporting period; Google (2.9% of net assets), the leading Internet search and advertising firm that was up over 48% during the reported period; Garmin (1.2% of net assets), a leading provider of Personal Navigation Devices that was up over 94% over the holding period; Navteq (1.2% of net assets), a leading creator of mapping software for navigation devices that was up 117% over the reporting period; and Nokia (2.0% of net assets), the leading global provider of wireless handsets that was up 103% during the reporting period.

The securities that most negatively impacted the fund during the reporting period included Network Appliance (1.3% of net assets) a storage solutions provider that lost 31% over the reporting period; Take-Two Interactive (0.2% of net assets) a creator of video game software that lost 37% during the reporting period; and BEA Systems (0.8% of net assets) a provider of infrastructure software that lost 19% over the reporting period.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Technology Fund (Class A Shares) (the "Fund") from September 21, 1999 (start of performance) to October 31, 2007, compared to the NASDAQ Composite Index (NCI), 2 Merrill Lynch Technology 100 Index (MLT 100) 2 and the Lipper Science & Technology Funds Average (LSTFA). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	19.83%
5 Years	14.77%
Start of Performance (9/21/1999)	(4.93)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The NCI and the MLT 100 have been adjusted to reflect reinvestment of all dividends on securities in the indexes.

2 The NCI is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq Stock Market. The MLT 100 is an equal-dollar-weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADRs. The Index was developed with a base value of 200 as of January 30, 1998. The NCI and MLT 100 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LSTFA represents the average of the total returns reported by all mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest in an index or an average.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Technology Fund (Class B Shares) (the "Fund") from September 21, 1999 (start of performance) to October 31, 2007, compared to the NASDAQ Composite Index (NCI), 2 Merrill Lynch Technology 100 Index (MLT 100) 2 and the Lipper Science & Technology Funds Average (LSTFA). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	20.21%
5 Years	14.99%
Start of Performance (9/21/1999)	(4.98)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The NCI and the MLT 100 have been adjusted to reflect reinvestment of all dividends on securities in the indexes.

2 The NCI is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq Stock Market. The MLT 100 is an equal-dollar-weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADRs. The Index was developed with a base value of 200 as of January 30, 1998. The NCI and MLT 100 are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LSTFA represents the average of the total returns reported by all mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest in an index or an average.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Technology Fund (Class C Shares) (the "Fund") from September 21, 1999 (start of performance) to October 31, 2007, compared to the NASDAQ Composite Index (NCI), 2 Merrill Lynch Technology 100 Index (MLT 100) 2 and the Lipper Science & Technology Funds Average (LSTFA). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	24.71%
5 Years	15.22%
Start of Performance (9/21/1999)	(4.97)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be imposed on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The NCI and the MLT 100 have been adjusted to reflect reinvestment of all dividends on securities in the indexes.

2 The NCI is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq Stock Market. The MLT 100 is an equal-dollar-weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADRs. The Index was developed with a base value of 200 as of January 30, 1998. The NCI and MLT 100 are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LSTFA represents the average of the total returns reported by all mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest in an index or an average.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2007, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Information Technology	87.6%
Health Care	6.4%
Consumer Discretionary	5.1%
Telecommunication Services	1.0%
Securities Lending Collateral [2]	7.3%
Cash Equivalents [3]	1.4%
Other Assets and Liabilities--Net [4]	(8.8)%
TOTAL	100.0%

1 Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash collateral received from lending portfolio securities which invested in short-term investments such as repurchase agreements or money market mutual funds.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

October 31, 2007

Shares			Value
		COMMON STOCKS--100.1%
		Consumer Discretionary--5.1%
46,700	[1,2]	GSI Commerce, Inc.	$1,330,483
23,000	[1]	GameStop Corp.	1,362,060
6,500		Garmin Ltd.	698,100
		TOTAL	3,390,643
		Health Care--6.4%
6,700	[1]	Cephalon, Inc.	494,058
32,800	[1]	Elan Corp. PLC, ADR	780,640
79,000	[1]	Isis Pharmaceuticals, Inc.	1,391,980
34,200	[1,2]	Momenta Pharmaceuticals, Inc.	444,942
12,800	[1]	Myriad Genetics, Inc.	708,608
6,100		Shire PLC, ADR	458,415
		TOTAL	4,278,643
		Information Technology--87.6%
71,492	[1,2]	Acme Packet, Inc.	1,026,625
60,000	[1]	Activision, Inc.	1,419,000
45,900	[1]	Adobe Systems, Inc.	2,198,610
46,100	[1]	Akamai Technologies, Inc.	1,806,659
51,900	[1]	Amdocs Ltd.	1,785,360
28,700	[1]	Ansys, Inc.	1,113,847
7,900	[1]	Apple, Inc.	1,500,605
25,900	[1]	Broadcom Corp.	843,045
45,000	[1]	Cadence Design Systems, Inc.	882,000
50,200	[1]	Cisco Systems, Inc.	1,659,612
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
56,800	[1]	Cognizant Technology Solutions Corp.	$2,354,928
23,800	[1]	CommScope, Inc.	1,122,646
18,600	[1]	Commvault Systems, Inc.	378,324
96,500		Corning, Inc.	2,342,055
49,400	[1]	Dell, Inc.	1,511,640
86,800	[1]	EMC Corp. Mass	2,203,852
16,100	[1]	F5 Networks, Inc.	580,083
38,900	[1]	Gartner Group, Inc., Class A	851,910
3,200	[1]	Google Inc.	2,262,400
43,500		Hewlett-Packard Co.	2,248,080
5,500		IBM Corp.	638,660
65,400		Infineon Technologies AG, ADR	960,072
32,400	[1]	Integrated Device Technology, Inc.	435,132
79,500		Intel Corp.	2,138,550
32,600	[1]	JDS Uniphase Corp.	497,476
20,400		Jabil Circuit, Inc.	443,292
21,970		KLA-Tencor Corp.	1,156,721
44,700		Linear Technology Corp.	1,475,994
82,700	[1]	Marvell Technology Group Ltd.	1,491,081
63,100		Maxim Integrated Products, Inc.	1,710,010
21,800		Microchip Technology, Inc.	723,106
52,800		Motorola, Inc.	992,112
8,300	[1]	NAVTEQ Corp.	640,760
12,800	[1]	NVIDIA Corp.	452,864
30,000		Nokia Oyj, Class A, ADR	1,191,600
70,100	[1]	Oracle Corp.	1,554,117
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
20,300		Paychex, Inc.	$848,134
21,900		Qualcomm, Inc.	935,787
8,300	[1]	Research in Motion Ltd.	1,033,433
42,300		STMicroelectronics N.V.	723,753
31,200	[1,2]	Salesforce.com Inc.	1,758,744
1,953		Samsung Electronics Co.	1,212,555
18,000	[1]	Sandisk Corp.	799,200
36,600	[2]	Telefonaktiebolaget LM Ericsson, Class B, ADR	1,099,830
17,800		Texas Instruments, Inc.	580,280
6,100	[1,2]	VMware, Inc., Class A	761,463
52,700		Xilinx, Inc.	1,285,880
14,300	[1]	Zebra Technologies Corp., Class A	558,987
		TOTAL	58,190,874
		Telecommunication Services--1.0%
30,600	[1,2]	Clearwire Corp., Class A	628,218
		TOTAL COMMON STOCKS (IDENTIFIED COST $48,541,721)	66,488,378
		MUTUAL FUND--8.7%
5,777,385	[3,4,5]	Prime Value Obligations Fund, Institutional Shares, 5.06% (AT NET ASSET VALUE)	5,777,385
		TOTAL INVESTMENTS--108.8% (IDENTIFIED COST $54,319,106) [6]	72,265,763
		OTHER ASSETS AND LIABILITIES - NET--(8.8)%	(5,865,576)
		TOTAL NET ASSETS--100%	$66,400,187

1 Non-income-producing security.

2 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

3 Affiliated company.

4 7-Day net yield.

5 All or portion of this security is held as collateral for securities lending.

6 The cost of investments for federal tax purposes amounts to $56,417,358.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2007.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2007

Assets:
Total investments in securities, at value including $4,877,146 of securities loaned and $5,777,385 of investments in affiliated issuers (Note 5) (identified cost $54,319,106)		$72,265,763
Cash		52
Income receivable		9,563
Receivable for investments sold		657,527
Receivable for shares sold		28,047
TOTAL ASSETS		72,960,952
Liabilities:
Payable for investments purchased	$1,358,839
Payable for shares redeemed	159,873
Payable for collateral due to broker for securities loaned	4,878,141
Payable for distribution services fee (Note 5)	32,056
Payable for shareholder services fee (Note 5)	11,287
Accrued expenses	120,569
TOTAL LIABILITIES		6,560,765
Net assets for 9,858,147 shares outstanding		$66,400,187
Net Assets Consist of:
Paid-in capital		$795,680,482
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		17,946,777
Accumulated net realized loss on investments and foreign currency transactions		(747,227,072)
TOTAL NET ASSETS		$66,400,187
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($23,153,226 ÷ 3,302,574 shares outstanding), no par value, unlimited shares authorized		$7.01
Offering price per share (100/94.50 of $7.01) [1]		$7.42
Redemption proceeds per share		$7.01
Class B Shares:
Net asset value per share ($35,725,562 ÷ 5,416,285 shares outstanding), no par value, unlimited shares authorized		$6.60
Offering price per share		$6.60
Redemption proceeds per share (94.50/100 of $6.60) [1]		$6.24
Class C Shares:
Net asset value per share ($7,521,399 ÷ 1,139,288 shares outstanding), no par value, unlimited shares authorized		$6.60
Offering price per share		$6.60
Redemption proceeds per share (99.00/100 of $6.60) [1]		$6.53

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2007

Investment Income:
Dividends (including $25,164 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $13,726)			$317,628
Interest (including income on securities loaned of $44,329)			47,388
TOTAL INCOME			365,016
Expenses:
Investment adviser fee (Note 5)		$478,288
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		15,405
Transfer and dividend disbursing agent fees and expenses		495,692
Directors'/Trustees' fees		2,206
Auditing fees		21,999
Legal fees		9,520
Portfolio accounting fees		77,378
Distribution services fee--Class A Shares (Note 5)		53,365
Distribution services fee--Class B Shares (Note 5)		266,544
Distribution services fee--Class C Shares (Note 5)		51,649
Shareholder services fee--Class B Shares (Note 5)		88,848
Shareholder services fee--Class C Shares (Note 5)		14,479
Share registration costs		39,830
Printing and postage		65,471
Insurance premiums		6,323
Miscellaneous		5,811
TOTAL EXPENSES		1,922,808
Waivers, Reimbursement and Expense Reduction (Note 5):
Waiver/reimbursement of investment adviser fee	$(246,649)
Waiver of administrative personnel and services fee	(44,363)
Fees paid indirectly from directed brokerage arrangements	(2,458)
TOTAL WAIVERS, REIMBURSEMENT AND EXPENSE REDUCTION		(293,470)
Net expenses			1,629,338
Net investment income (loss)			(1,264,322)
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			11,056,042
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			4,941,615
Net realized and unrealized gain on investments and foreign currency transactions			15,997,657
Change in net assets resulting from operations			$14,733,335

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,264,322)	$(1,570,032)
Net realized gain on investments and foreign currency transactions	11,056,042	2,769,496
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	4,941,615	3,524,910
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	14,733,335	4,724,374
Share Transactions:
Proceeds from sale of shares	6,389,788	4,576,120
Cost of shares redeemed	(22,444,020)	(30,091,896)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(16,054,232)	(25,515,776)
Change in net assets	(1,320,897)	(20,791,402)
Net Assets:
Beginning of period	67,721,084	88,512,486
End of period	$66,400,187	$67,721,084

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2007

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Technology Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is to achieve capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreement or in an affiliated money market fund. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2007, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$4,877,146	$4,878,141

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2007		2006
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	779,230	$4,796,838	609,782	$3,289,464
Shares redeemed	(1,418,362)	(8,545,887)	(1,940,699)	(10,541,904)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(639,132)	$(3,749,049)	(1,330,917)	$(7,252,440)

Year Ended October 31	2007		2006
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	160,475	$966,610	175,947	$878,904
Shares redeemed	(2,107,420)	(11,909,977)	(3,250,399)	(16,716,995)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,946,945)	$(10,943,367)	(3,074,452)	$(15,838,091)

Year Ended October 31	2007		2006
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	104,671	$626,340	79,768	$407,752
Shares redeemed	(355,414)	(1,988,156)	(555,646)	(2,832,997)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(250,743)	$(1,361,816)	(475,878)	$(2,425,245)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(2,836,820)	$(16,054,232)	(4,881,247)	$(25,515,776)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and net operating loss.

For the year ended October 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(1,265,085)	$1,264,322	$736

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$15,848,521
Capital loss carryforwards	$(745,128,816)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At October 31, 2007, the cost of investments for federal tax purposes was $56,417,358. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $15,848,405. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $16,858,412 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,010,007.

At October 31, 2007, the Fund had a capital loss carryforward of $745,128,816 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 247,162,004
2009	$436,150,066
2010	$ 59,356,831
2011	$ 2,459,915

As a result of the tax-free transfer of assets from Federated Large Cap Technology Fund, certain capital loss carryforwards listed above may be limited.

The Fund used capital loss carryforwards of $10,074,292 to offset taxable capital gains realized during the year ended October 31, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, the Adviser voluntarily waived $246,131 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, the net fee paid to FAS was 0.291% of average daily net assets of the Fund. FAS waived $44,363 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2007, FSC retained $21,542 of fees paid by the Fund.

Sales Charges

For the year ended October 31, 2007, FSC retained $1,860 in sales charges from the sale of Class A Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2007, FSSC did not receive any fees paid by the Fund.

For the year ended October 31, 2007, the Fund's Class A Shares did not incur a shareholder services fee.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2007, the Fund's expenses were reduced by $2,458 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2007, the Adviser reimbursed $518 in connection with the affiliated mutual fund listed below. Transactions with the affiliated company during the year ended October 31, 2007 are as follows:

Affiliate	Balance of Shares Held 10/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2007	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	--	18,698,210	12,920,825	5,777,385	$5,777,385	$25,164

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2007, were as follows:

Purchases	$58,133,138
Sales	$74,295,203

7. CONCENTRATION OF RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

8. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds.

As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the program was not utilized.

10. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than April 30, 2008. At this time, management has concluded that the adoption of FIN 48 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FEDERATED EQUITY FUNDS:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Technology Fund, a portfolio of Federated Equity Funds, as of October 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to November 1, 2005, were audited by other independent registered public accountants whose report thereon dated December 20, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Technology Fund as of October 31, 2007, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
December 27, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Walter C. Bean Birth Date : June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations: Walter C. Bean is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and Director of Investments for Managed Accounts. Mr. Bean joined Federated in 2000. Mr. Bean is responsible for the investment process for the managed accounts portfolios. His previous associations included: Chief Investment Officer and Portfolio Manager at C.S. McKee & Company; various investment management and research positions with First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean is a Chartered Financial Analyst. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from Pennsylvania State University. Mr. Bean has 35 years of investment experience.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT Began serving: November 2001	Principal Occupations: Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory Contract

FEDERATED TECHNOLOGY FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contracts.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2006. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Technology Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172818
Cusip 314172792
Cusip 314172784

G02681-04 (12/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

ITEM 2.     CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is
"independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy, Jr., Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

            (a)   Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $191,000

                  Fiscal year ended 2006 - $199,000

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $10,554
      respectively.  Fiscal year ended 2006- Fees for review of N-14 merger documents and additional audit work performed in relation to 2005 fiscal year ends.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $49,068 and $39,138
      respectively.  Fiscal year ended 2007 - Discussion on accounting related to swaps, billing related to technical matters on non-compete clauses and advice for handling qualified dividend income on 1099 DIV forms. Fiscal year ended 2006- Executive compensation analysis.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-
approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

      (1)         The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides
                  ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
      (2)         Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the
                  registrant  at the time of the engagement to be non-audit
                  services; and
      (3)         Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2007 - 0%

            Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2007 - 0%

            Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2007 - 0%

            Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2007 - $309,129

            Fiscal year ended 2006 - $329,103

(h)         The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not Applicable

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not Applicable

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
            MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
            COMPANY AND AFFILIATED PURCHASERS

            Not Applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            Not Applicable

ITEM 11.    CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT  FEDERATED EQUITY FUNDS

BY          /S/ RICHARD A. NOVAK
             RICHARD A. NOVAK, PRINCIPAL FINANCIAL OFFICER

DATE        DECEMBER 21, 2007

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE
FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE
DATES INDICATED.

BY          /S/ J. CHRISTOPHER DONAHUE
            J. CHRISTOPHER DONAHUE, PRINCIPAL EXECUTIVE OFFICER

DATE        DECEMBER 20, 2007

BY          /S/ RICHARD A. NOVAK
            RICHARD A. NOVAK, PRINCIPAL FINANCIAL OFFICER

DATE        DECEMBER 21, 2007